                                                                   Exhibit 10.68

                                                               EXECUTION VERSION

            TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY GE CAPITAL AVIATION SERVICES, INC.

                            AIRCRAFT LEASE AGREEMENT

                            DATED AS OF MAY 12, 2000
                                     BETWEEN

                        AVIATION FINANCIAL SERVICES INC.
                                    AS LESSOR

                                       AND

                              ALOHA AIRLINES, INC.

                                    AS LESSEE

                  IN RESPECT OF AIRCRAFT: BOEING MODEL 737-700
                                SERIAL NO: 28641
                          U.S. REGISTRATION NO.: N741AL

                         -------------------------------

                        INCORPORATING THE PROVISIONS OF A

                             COMMON TERMS AGREEMENT
                             DATED AS OF MAY 12,2000

                            AIRCRAFT LEASE AGREEMENT

    THIS AIRCRAFT LEASE AGREEMENT is made as of May 12,2000 and is

    BETWEEN:

    (1) AVIATION FINANCIAL SERVICES INC., a corporation incorporated under the Laws of the State of Delaware having its principal place of business and chief executive office at 201 High Ridge Road, Stamford, Connecticut 06927 ("LESSOR"); and

            ALOHA AIRLINES, INC., a corporation incorporated under the Laws of the State of Delaware with its principal place of business and chief executive office at 371 Aokea Street, Honolulu, Hawaii 96819 ("LESSEE").

    WHEREAS:

    (A) Lessee wishes to lease the Aircraft (as defined below) from Lessor, and Lessor wishes to lease the Aircraft to Lessee, on the terms and subject to the conditions provided herein;

    (B) General Electric Capital Corporation ("GECC"), an Affiliate of Lessor, and Lessee have entered into the Common Terms Agreement (as defined below) in respect of aircraft that may be leased from time to time by Lessee or one of its Affiliates from GECC or one of its Affiliates; and

    (C) Lessor and Lessee wish to incorporate by reference such Common Terms Agreement, as well as Schedules A and B attached hereto, into this Aircraft Lease Agreement for the Aircraft and a true and complete copy of such Common Terms Agreement is attached hereto as Schedule C;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.       INTERPRETATION

    1.1 DEFINITIONS: In this Aircraft Lease Agreement, the following capitalized words and expressions have the respective meanings set forth below:

             AIRCRAFT means the Airframe and Engines described on Schedule A hereto.

             AIRFRAME STRUCTURAL CHECK, AIRFRAME SUPPLEMENTAL RENT, ANNUAL SUPPLEMENTAL RENT ADJUSTMENT, APU SUPPLEMENTAL RENT AND ASSUMED RATIO are not applicable.

             COMMON TERMS AGREEMENT means the "Aircraft Lease Common Terms Agreement" dated as of May 12, 2000 executed by Lessor and Lessee (as in effect on the date hereof without, unless Lessor and Lessee otherwise expressly agree, giving any effect to any subsequent amendment, supplement, waiver or other modification thereto), and which forms part of this Aircraft Lease Agreement.

             DELIVERY CONDITION REQUIREMENTS means the requirements specified in
             Part II of Schedule A.

             DELIVERY LOCATION means Seattle, Washington or such other location as Lessor and Lessee mutually agree in order to minimize any Taxes that may be applicable to the Delivery.

             DEPOSIT means all amounts payable pursuant to Section 3.1 hereof.

             ENGINE SUPPLEMENTAL RENT AND ENGINE LLP SUPPLEMENTAL RENT are not applicable.

             FINAL DELIVERY DATE means the date that is 90 days after the last day of the Scheduled Delivery Month.

             FINANCING DOCUMENTS means the documents, if any, relating to any indebtedness of Lessor secured, in whole or in part, by Lessor's interest in the Aircraft and this Aircraft Lease Agreement.

             FINANCING DOCUMENTS CONTEST RIGHTS, FINANCING DOCUMENTS INDEMNITY AMOUNTS AND FINANCING DOCUMENTS TAX AMOUNTS are all inapplicable.

             FINANCING PARTIES means the Persons, if any, that hold the indebtedness of Lessor evidenced by the Financing Documents, and shall include the Financing Parties Representative.

             FINANCING PARTIES' REPRESENTATIVE the Person, if any, identified by Lessor to Lessee in writing as the representative of the Financing Parties and the beneficiary of the Security Interest in the Aircraft and this Aircraft Lease Agreement created by the Financing Documents, and its successors and assigns.

             GUARANTOR is inapplicable.

             INDEMNITEE means each of Lessor, Owner, GECC, GECAS, the Financing Parties and their respective successors and permitted assigns, and each of their respective shareholders, subsidiaries, affiliates, partners, contractors, directors, officers, representatives, agents and employees.

             LANDING GEAR SUPPLEMENTAL RENT is not applicable.

            MANUFACTURER means the manufacturer of the Airframe or an Engine, as the case may be, as set forth on Schedule A hereto.

            OWNER means Lessor.

            PRE-APPROVED BANK means (i) First Hawaiian Bank for so long as its long-term unsecured Dollar denominated debt carries a rating from S&P of A- or better, and (ii) any bank organized under the laws of the United States or any State thereof, or the New York branch of a major international bank for only so long as its long-term Dollar denominated unsecured debt (or if it does not have long-term unsecured Dollar denominated debt, its parent corporation's long-term unsecured Dollar denominated debt) carries a rating from S&P of A or better.

            REDELIVERY LOCATION means any location in the State of Washington, Oregon or California as Lessor may designate to Lessee or such other location as may be agreed in writing by Lessor and Lessee.

            RENT COMMENCEMENT DATE means the date on which Lessor tenders the Aircraft under Clause 4.3.(a) of the Common Terms Agreement and the Lessee Conditions Precedent are met or could reasonably be expected to be met if the Delivery of the Aircraft had occurred.

            SCHEDULED DELIVERY DATE means the date that Aircraft is scheduled to be delivered by Lessor to Lessee under the Lease, as notified by Lessor to Lessee pursuant to Section 4.1 of the Common Terms Agreement, and, notwithstanding any subsequent delays in delivery, the "Scheduled Delivery Date" shall remain the first such date notified by Lessor to Lessee pursuant to Section 4.1 of the Common Terms Agreement.

            SCHEDULED DELIVERY MONTH means March 2001.

            SCHEDULED DELIVERY WEEK means the week during which the Scheduled Delivery Date is anticipated to fall, as the same is notified by Lessor to Lessee pursuant to Section 4.1 of the Common Terms Agreement.

            SCHEDULED EXPIRY DATE means the day immediately preceding the fifteenth ( 15th) anniversary of the Rent Commencement Date (or in the event that such date is a day that is not a Business Day, the immediately preceding Business Day), which date shall be specifically set forth in Lease Supplement No. 1; provided, however, that Lessee shall receive a credit for Rent actually paid by Lessee to Lessor, on a per diem basis, against other obligations owed by Lessee to Lessor at the Return Occasion in respect of any non-Business Days which are truncated from the Term based on this provision.

            STATE OF DESIGN means the United States.

             TAX INDEMNITEE means each of Owner, Lessor, and each member of the consolidated group of which Lessor or Owner is a member for United States Federal Income Tax purposes, and their successors and permitted assigns.

    1.2 INTERPRETATION: Unless otherwise defined herein, words and expressions defined in the Common Terms Agreement have the same respective meanings for the purposes of this Aircraft Lease Agreement. The construction provisions of Section 1.2 of the Common Terms Agreement shall apply to this Aircraft Lease Agreement.

    2.       LEASING

    2.1 AGREEMENT TO LEASE: Subject to the terms and conditions of the Lease, Lessor will lease the Aircraft to Lessee and Lessee will take delivery of and lease the Aircraft from Lessor in accordance with the Lease for the duration of the Term.


    2.2 TERM: Subject to Sections 4.1 through 4.4 of the Common Terms Agreement, Delivery of the Aircraft will occur at the Delivery Location, whereupon Lessee shall accept the Aircraft hereunder and evidence such Delivery and acceptance by executing and delivering Lease Supplement No. 1 as provided in Section 4.3 of the Common Terms Agreement. The Term will commence on the Delivery Date, which Delivery Date is scheduled to occur in the Scheduled Delivery Month, and will expire on the Scheduled Expiry Date unless terminated earlier in accordance with the provisions of the Lease.

    2.3      [Not applicable].

    3.       PAYMENTS

    3.1 DEPOSIT AND LETTER OF CREDIT: Lessee shall pay to Lessor the Deposit in cash (to which Deposit Section 5.13 of the Common Terms Agreement shall apply) in the amount and at the times provided in Schedule B hereto. Lessee shall be permitted to deliver to Lessor an irrevocable Letter of Credit in lieu of a portion of the Deposit in an amount up to the amount provided in Schedule B as the LC Amount, which Letter of Credit shall comply with the provisions of
             Section 5.14 of the Common Terms Agreement

    3.2 RENT: Lessee shall pay Rent to Lessor on each Rent Date during the Term in the amount provided in Schedule B hereto and as provided in Sections 5.2 and 5.3 of the Common Terms Agreement. The first installment of Rent shall be due and payable on the Rent Commencement Date as defined herein.

    3.3 SUPPLEMENTAL RENT: Lessee shall have no obligation to pay Supplemental Rent.

    3.4 LESSOR'S MAINTENANCE CONTRIBUTION: Lessor shall have no obligation to make Maintenance Contribution payments.

    3.5 LESSOR'S BANK ACCOUNT: For the purposes of Section 5.5 of the Common Terms Agreement, Lessor's bank account and wire transfer particulars, to which all payments to Lessor shall be made, are at the date hereof. Bankers Trust Company, New York, ABA 021 001 033, For the account of: Aviation Financial Services Inc., Account
             Number: 50-259-862.

    3.6 MACRS: Lessor has assumed that MACRS Deductions shall be available in respect of the leasing of the Aircraft and accordingly the provisions of Section 5.7(d) of the Common Terms Agreement and the related provisions of Schedule B shall apply under this Agreement.

    4.       CONDITION OF THE AIRCRAFT AT DELIVERY

    4.1 On the Delivery Date, as a condition to Lessee's obligation to accept delivery thereof, the Aircraft shall be in the condition provided in Part III of Schedule A hereto.

    5.       CONDITION OF THE AIRCRAFT AT REDELIVERY

    5.1 On the Return Occasion, Lessee shall redeliver the Aircraft to Lessor at the Redelivery Location and at such redelivery the Aircraft shall be in the condition provided in Part II of Schedule A hereto and in the Common Terms Agreement, including
             Schedule 6 of the Common Terms Agreement.

    6.       ADDRESSES FOR NOTICES

             The addresses and facsimile and telephone numbers of Lessor and Lessee are as follows:

             Lessor:           Aviation Financial Services Inc.
             Address:          c/o GE Capital Aviation Services
                               201 High Ridge Road
                               Stamford, CT 06927
             Attention:        Executive Vice President Risk and Portfolio
                               Management
             Facsimile:        (203) 357-4585
             Telephone:        (203) 357-3776
             Lessee:           Aloha Airlines, Inc.
             Address:          371 Aokea Street
                               Honolulu, Hawaii 96819
             Attention:        Executive Vice President and Chief Financial
                               Officer
             Facsimile:        (808) 833-3100
             Telephone:        (808) 836-4245

    7.       THE SCHEDULES AND COMMON TERMS AGREEMENT

             ALL THE PROVISIONS OF SCHEDULE A HERETO, SCHEDULE B HERETO, AND THE COMMON TERMS AGREEMENT, ARE INCORPORATED BY REFERENCE HEREIN AND ARE PART OF THIS AIRCRAFT LEASE AGREEMENT AS IF THEY WERE SET OUT IN FULL HEREIN. WITHOUT LIN41TING THE GENERALITY OF THE FOREGOING, BY ITS SIGNATURE BELOW, THE LESSEE ACKNOWLEDGES AND AGREES THAT THE LEASE OF THE AIRCRAFT HEREUNDER IS ON AN "AS IS, WHERE IS" BASIS AND THAT THE DISCLAIMERS, EXCULPATIONS AND LIMITATIONS OF LIABILITY, INDEMNITEES, THE CHOICE OF NEW YORK LAW AS THE GOVERNING LAW, THE LESSEE'S SUBMISSION TO PERSONAL JURISDICTION IN NEW YORK, AND THE WAIVER OF ANY RIGHT TO A TRIAL BY JURY PROVIDED FOR IN THE COMMON TERMS AGREEMENT ARE INCORPORATED HEREIN BY SUCH REFERENCE AND ARE PART OF THIS AIRCRAFT LEASE AGREEMENT AS IF THE SAME WERE SET OUT IN FULL HEREIN.

    8.       NO AMENDMENT EXCEPT IN WRITING

             No provision of this Lease, including any provision of Schedule A, Schedule B or the Common Terms Agreement, may be amended, rescinded, changed, waived, discharged, terminated or otherwise modified in any way whatsoever, except by a writing signed by the party to be charged. Lessor and Lessee acknowledge their agreement to the provisions of this Section 8 by their signatures below.

          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. THE
                             SIGNATURE PAGE FOLLOWS]

 IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement, each by their duly authorized representative(s), as of the date shown at the beginning of this Aircraft Lease Agreement.

 LESSOR:                                          LESSEE:

 AVIATION FINANCIAL                              ALOHA AIRLINES, INC.
 SERVICES INC.

 By:       [ILLEGIBLE]                      By:
       -----------------------------              -----------------------------
 Name:          Norm Liu                    Name:
       -----------------------------              -----------------------------
 Title:          Vice President             Title:
       -----------------------------              -----------------------------


                                             By:
                                                  -----------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                  -----------------------------

 IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement, each by their duly authorized representative(s), as of the date shown at the beginning of this Aircraft Lease Agreement.

 LESSOR:                                            LESSEE:
 AVIATION FINANCIAL                                 ALOHA AIRLINES, INC.
 SERVICES INC.

 By:                                         By:    /s/ Brenda F. Cartwright
       -----------------------------              -----------------------------
 Name:                                       Name:       Brenda F. Cutwright
       -----------------------------              -----------------------------
 Title:                                      Title: Exec. Vice President & CFO
       -----------------------------              -----------------------------

                                              By:   /s/ James M. King
                                                  -----------------------------
                                              Name:      James M. King
                                                  -----------------------------
                                              Title:  VP Planning & Development
                                                  -----------------------------

                                   SCHEDULE A

                     PART I-AIRFRAME AND ENGINES DESCRIPTION

    AIRCRAFT

         Manufacturer:              Boeing

         Model:                     737-700 ETOPS

         Serial Number:             28641

         U.S. Registration No.      To be advised at Delivery and included in
                                  Lease Supplement No. 1

    ENGINES (each of which has 750 or more rated takeoff horsepower or the equivalent of such horsepower)

         Engine Type:               CFM56-7B24
         Serial Nos:                To be advised at Delivery and included in
                                    Lease Supplement No. 1

                                   SCHEDULE A

                     PART II-DELIVERY CONDITION REQUIREMENTS

    Set forth below is a description of the condition in which the Aircraft must be in order for Lessee to be obligated to accept the Aircraft under the Lease. It is solely a description of such condition precedent and shall not be construed as a representation, warranty or agreement of any kind whatsoever, express or implied, by Lessor with respect to the Aircraft or its condition, all of which have been disclaimed by Lessor and waived by Lessee as set forth in the Lease, including in the Common Terms Agreement.

    DELIVERY CONDITION REQUIREMENTS:

    This "DELIVERY CONDITION REQUIREMENTS" are as follows:

        Airframe,              New from Manufacturer, configured in
        Engines,               accordance with GECAS Detail Specification
        Components:            D6-38808-34 (Revision D), except as modified
                               in accordance with the specification changes noted on the Appendix to this Schedule A -
                               Part II

        Livery Painting:       Lessee's current livery as in effect on the date
                               of this Aircraft Lease Agreement, or such other livery as Lessee may specify in writing to Lessor so long as Lessee provides to Lessor, reasonably in advance of the Scheduled
                               Delivery Month so as to permit Lessor to make all necessary arrangements for such painting, all technical specifications necessary in order to complete the painting of the Aircraft in such livery

                                                                     APPENDIX TO
                                                             SCHEDULE A, PART II

                              SPECIFICATION CHANGES

    The following table outlines those specification items which the Lessee has identified as requiring modification to make the GEF specification compatible with those aircraft currently in operation by Lessee. Each of the items listed under the column marked GECAS (left) shall be modified during production to reflect the configuration listed in the Aloha column (right). All such modifications shall be accomplished at Lessor's expense.

    Notwithstanding the above, it is further agreed that Lessee will afford Lessor or its designated representative the opportunity to discuss alternate proposals with regard to those modifications below which cause BFE vendor changes to Lessor's baseline specification (ref D6-38808-34);


    01     GENERAL AIRPLANE DESCRIPTION                              GECAS                     ALOHA
           Manuals/Instrumentation Units                             Metric                    English

    03     GENERAL AIRPLANE CRITERIA
           Operational Capabilities
             Max Taxi Weight                                         133,500 lbs               155,000 lbs
             Max Takeoff Weight                                      133,000 lbs               154,500 lbs

    11     PLACARDS and MARKINGS
           Exterior Registry Markings                                No                        Yes

    21     AIR CONDITIONING
           Cabin Ascent Rate (ft/min)                                600                       750
           Cabin Descent Rate (ft/min)                               350                       500

    22     AUTOMATIC FLIGHT CONTROL
           DFCS Features
             Control Wheel Steering Reversion in Approach            Yes                       No
             Mode
           Altitude Alert (ft)                                       300/900                   200/900

    23     COMMUNICATION
           Voice Recorder                                            (1) Allied Signal 980-    (1) Loral Fairchild
                                                                     6022-001 ARINC            2100-1020-00
                                                                     557
             Man ON/Auto OFF Switch                                  YA607-YA670               Yes
           Audio Entertainment                                       None                      Matsushita (MPES)
                                                                                               RDAX1302-11
           Video Entertaininent                                      None                      SONY/PSU
                                                                                               mounted

            Monitors                                                Structural Provs 5        VCC same as GEF
                                                                    Centerline Ovhd
            Video Control Center (VCC)                              Structural Provs Aft
                                                                    RH Stow Bin
          HF System                                                 Single/Complete           Dual
                                                                    Provs for second
            Transceiver                                             (1) Rockwell 822-         (2) Rockwell 822-
                                                                    0990-001 ARINC            0330-001
                                                                    719/753

          VHF System                                                Dual/Complete Provs       Triple
                                                                    for Third

            Transceiver                                             (2) Allied Signal 064-    (3) Rockwell 822-
                                                                    50000-0110 ARINC          1047-002
                                                                    716
            8.33 KHZ Spacing
              Capable                                               YA601-YA606               Yes
              Activated                                             YA607-YA670               No
            ACARS                                                   Part Provisions for       Rockwell 822-0666-
                                                                    ARINC 724B                003
          ELT                                                       No                        Artex 453-0004

   24     ELECTRICAL POWER
          Standby Power Load Additions
            Captain's Pilot Heat                                    YA607-YA670               No
            ATC No. 1                                               No                        Yes

   25     EQUIPMENT/FURNISHINGS                                                               See NOTE 1
          Interior Layout (See Attached)                            LOPS-377-0201             LOPS-377-0203
                                                                                              12F@38"/112Y@
                                                                                              31" with fixed
                                                                                              class
                                                                                              divider.
          Overwater Equipped                                        No, Lifevests Only        Yes, 3 x 46 man
            Lifeline                                                Yes                       Liferafts
          Installed Positions                                       G1, G4B                   G1, G2, G4B
          Provisions                                                G2 (Seat Track-3/         G2 half galley
                                                                    Power/Water/Drain/        underbin (Jamco)
                                                                    Ovhd Ties)
          Windscreen(s)                                             Fwd RH Sta 336.75         Fwd Left Hand with
                                                                                              emerg. Equip.
                                                                                              stowage and closet
                                                                                              at BS350
          Class Divider(s)                                                                    Fixed
            Rails                                                   Yes (Basic)               Yes (Basic)
            Stow Bin Cutout                                         YA610-YA670 Yes           No
          Center Overhead Stowage Bins                              No                        Yes (3)
                                                                                              (1) Forward
                                                                                              (2) Center

   28     FUEL
          Measuring Sticks
            Conversion Tables                                        NDU to Kilograms          NDU to Pounds

   29     HYDRAULIC POWER
          Engine Driven Pump                                         Abex                      Vickers
                                                                     10-62167-2
          AC Electric Pump                                           Abex
                                                                     10-60556-30

   31     INDICATING/RECORDING SYSTEMS
          Flight Data Recorder                                       AlliedSignal 980-         L-3
                                                                     4700-042 ARINC            Communications
                                                                     747                       2100-4043-00
          Digital Flight Data Acquisition Unit                       Teledyne 2233000-85       AlliedSignal 967-
                                                                     ARINC 717                 0212-002
          Printer                                                    Part Provs Half           Full Format
                                                                     Format
          Data Loader                                                Connector                 AlliedSignal 964-
                                                                                               0401-016
          Display Format                                             EFIS/MAP                  PFD/ND
          Engine Instrument Display                                  Side-by-Side              Over/Under
          Engine Fuel Flow                                           N/A                       Full Time Display
          Radio Altitude Display                                     Below ADI                 Above ADI
          Round Dial & Digital Radio Altitude                        N/A                       Yes
          Ground Speed - Below Airspeed Tape                         N/A                       Yes
          Landing Altitude Reference Bar                             N/A                       Yes
          Baro Mins Pointer                                          N/A                       Yes
          Radio Altitude Height Alert Display                        No                        2500 Feet
          ADF Pointers in NAV Mode Display                           Suppressed
          TCAS 3 NM Range Ring - Nav Display                         No                        Yes
          FMC/ADIRU Position Difference Display                      Exceedence
          Weather Radar Range Area                                   Yes                       Yes
          TCAS Resolution Advisory                                   ADI                       ADI
          ILS Failure Flags                                          Inhibited
          ILS Localizer Deviation Expanded Scale                     Autopilot & Flt Dir       Autopilot & Flt Dir
          Oil Quantity Display                                       % Full Quantity           Quarts
          Approach Minimums                                          Radio Based
          Airspeed Bug #5                                            Disabled                  80 Knots
          Control Surface Position - System Display                  N/A                       Yes

   32     NOSE GEAR TAXI LIGHT                                       250 Waft                  450 Watt

   33     LIGHTING
          Passenger Cabin Lighting (Zone)                            Single                    Two

          Escape Path Lighting                                                                Seat Mounted

   34     NAVIGATION
          Standby Altitude Indicator                                (1) BF Goodrich 501-      Sextent
                                                                    1657-02

          Ground Proximity Warning Computer                         AlliedSignal 965-         AlliedSignal 965-
                                                                    0976-003-204-204          0976-003-204-204
                                                                    (Enhanced)                (Enhanced)
            Callouts                                                Bank Angle (Basic)        Bank Angle (Basic)
                                                                                              "Plus 100
                                                                                              Minimums"
          VHF Nav (VOR)/Marker Beacon Receiver                      (2) AlliedSignal 066-     Rockwell 822-0297-
                                                                    50012-0101 ARINC          001
                                                                    711
          Multi-Mode Receiver (MMR)(ILS/GPS)                        (2) AlliedSignal 066-     Rockwell 822-1152-
                                                                    50029-1101                002
          ATC Transponder                                           (2) AlliedSignal 066-     Rockwell 822-0336-
                                                                    01127-1301 ARINC          001
                                                                    718
            TCAS Change 7                                           AlliedSignal 066-         No
                                                                    01127-1601 YA609-
                                                                    YA670
          DME Interrogator                                          (2) AlliedSignal 066-     Rockwell 822-0329-
                                                                    50013-0101 ARINC          001
                                                                    709
          ADF Receiver                                              (1) AlliedSignal 066-     (2) Rockwell 822-
                                                                    50014-0101 ARINC          0299-001
                                                                    712
            Dual                                                    Provisions
          WAS Computer                                              (1) AlliedSignal 066-     Rockwell 622-8971-
                                                                    50000-1508 ARINC          020
                                                                    735
            WAS Change 7                                            AlliedSignal 066-         No
                                                                    50000-2220 YA609-
                                                                    YA670
          Flight Management Computer System
            Computer                                                (1) Smiths Indust 10-     (2) Smiths Indust
                                                                    62225-003                 10-62225-003
            2nd   Computer                                          Partial Provisions        Installed
          CDU/MCDU                                                  CDU                       MCDU
          Date Base Size
            1 MEG                                                   YA601
            2 MEG                                                   YA602-YA670               Yes
          Built-In Test Equip Printer Receptacles                   No                        No
          FMCS Definition
            Runaway Offset Position                                 Feet                      Feet
            Alternate Destinations Predictions                      Inhibit                   Yes

            Retention of Original Waypoints                          Inhibit                   Yes
            Message Recall                                           Inhibit                   Yes
          LRRA Transceiver                                           (2) AlliedSignal 066-     Rockwell 822-0334-
                                                                     50007-0101                002
          Weather Radar Transceiver                                  (1) AlliedSignal 066-     Rockwell 622-5132-
                                                                     50008-0405                633
            Predictive Windshear                                     Activated                 Activated

    35    OXYGEN
          Flight Crew System - Press Breathing                       Yes                       No
    38    WATER/WASTE
          Potable Water: Cap/Vol (US Gallons)                        40/40                     60/50
    39    E6 PANEL                                                                             Yes

    52    DOORS
          Airstairs, Forward                                         Part Provisions +         Installed
                                                                     Install Data Kit

                                   SCHEDULE A

           PART III- PROCEDURES AND OPERATING CONDITION AT REDELIVERY

     On the Return Occasion the Aircraft, subject to ordinary wear and tear of a kind and to an extent consistent with similar aircraft engaged in commercial airline operations, will be redelivered to Lessor by Lessee in accordance with the procedures and in any event in the condition set out below. For the avoidance of doubt, any damage assessment and/or rectification criteria used in assessing the redelivery condition shall be as prescribed in the Manufacturer's structural repair manual ("SRM") and/or the Manufacturer's Maintenance Planning Document, as appropriate. Any damage outside the scope of the SRM shall require FAA 8110-3 certification.

1.1  FINAL INSPECTION

     Immediately prior to the Return Occasion, Lessee will make the Aircraft available to Lessor and Owner for inspection ("FINAL INSPECTION") in order to verify that the condition of the Aircraft complies with the Lease. The Final Inspection will include, and be long enough to permit Lessor to:

     (a)  inspect the Aircraft Documents and Records;

     (b) inspect the Aircraft (with Lessee to open or remove panels as reasonably requested by Lessor or Owner based on Lessor's or Owner's visual observation of the Aircraft and/or their respective review of the Aircraft Documents and Records), uninstalled Parts and the APU (including a complete video borescope inspection of the APU);

     (c) inspect the Engines, including (i) a complete video borescope inspection of (A) the low pressure and high pressure compressors and
          (B) turbine area and (ii) power assurance runs (including full take-off power engine run-up performed in accordance with the performance test in the Engine Manufacturer's test specifications, and the Engines shall not exceed corrected limits for all parameters using temperature corrected charts); and

     (d) observe a two hour demonstration flight at Lessee's cost (with up to three (to the extent permitted by FARS) of Lessor's and Owner's representatives as on-board observers).

     Furthermore, Lessee acknowledges that a purchaser or the next operator of the Aircraft may need to inspect the Aircraft, the Engines and the Aircraft Documents and Records prior to redelivery and Lessee hereby agrees to cooperate reasonably at all times during the Term with Lessor, Owner and/or such purchaser or such next operator in order to coordinate, assist and grant access for the above inspections and/or sale or subsequent lease as applicable.

     Lessor or Owner, as the case may be, is responsible for and will indemnify Lessee against all Losses arising from the death or injury to any observer or any employee of Lessor or Owner, as the case may be, in connection with the inspection of the Aircraft under this Section 1.1.

1.2  GENERAL CONDITION

     The Aircraft will:

     (a) be in the same configuration as at Delivery after giving effect to any post-Delivery modifications to the Aircraft paid for or otherwise provided by or on behalf of Lessor (or as permitted by the Lease or as otherwise mutually agreed), be in as good operating condition and appearance as when delivered to Lessee (after giving effect to any such post-Delivery modifications), except for ordinary wear and tear and alterations and modifications authorized or required under the Lease and paid for by Lessee or a Sub-Lessee, and be clean by major passenger airline standards;

     (b) have installed the full complement of equipment, parts, accessories, furnishings and loose equipment as when originally delivered to Lessee (subject to Lessee's rights under Section 8.12 to reverse certain Equipment Changes, after giving effect to all modifications, repairs or maintenance performed during the Term, regardless of whether paid for by Lessee or Lessor) and the Aircraft (including the Aircraft Documents and Records) shall be in a condition suitable for immediate registration with the FAA (assuming that the Owner qualifies for such registration) and immediate operations under FAR Part 121 with a new operator, without waiver, unless the benefit of such waiver is applicable to the next operator of the Aircraft; and if any of the engines or parts tendered for redelivery with the Aircraft is not one of the Engines or Parts referred to in the Certificate of Technical Acceptance or a Replacement Engine installed pursuant to Section 8.11
          (b) following an Engine Event of Loss, Lessor shall have no obligation to accept such engine or part unless Lessee furnished to Lessor all the documents and evidence in respect of such engine or part in accordance with Section 8.11 (b), as if such engine were a Replacement Engine or replacement Part, and otherwise complies with such Section
          8.11 (b) with respect thereto;

     (c) have in existence a valid and effective certificate of airworthiness (and if required by Lessor, a valid and effective export certificate of airworthiness) with respect to the Aircraft issued by the Air Authority (in the case of an export certificate of airworthiness no earlier than 30 days prior to the redelivery);

     (d) comply with the Manufacturer's original specifications as at the Delivery, except as modified during the Term in accordance with the Manufacturer's service bulletins or letters, Airworthiness Directives, Air Authority approved data or otherwise as permitted by the Lease;

     (e) be fresh out of a "C" Check (or higher check if applicable) in block format (which shall be the next sequential "C" Check under Lessee's Maintenance Program following the last regularly scheduled "C" Check performed by Lessee prior to the Return Occasion if Lessee's Maintenance Program is based on the then current Manufacturer's Maintenance Planning Document in block format. If Lessee's Maintenance Program is not based on the Manufacturer's Maintenance Planning Document in block format, then Lessee shall integrate the Aircraft Maintenance Program onto the then current Manufacturer's Maintenance Planning Document Block Maintenance Program such that all airframe inspections falling due within the "C" check interval (which shall not be less than 4,000 Flight Hours) as defined in and in accordance with the Manufacturer's Maintenance Planning Document have been accomplished;

     (f) have had accomplished all outstanding Airworthiness Directives affecting that model of Aircraft issued by the FAA requiring action during the Term or within 180 days after the Return Occasion or the Scheduled Expiry Date, whichever is later; for this purpose, compliance shall be by terminating action if:

          (i) Lessee has complied by terminating action for sixty-five percent (65%) of the aircraft of the same model and series then operated by Lessee; or

          (ii) the latest date permitted by such Airworthiness Directive for required compliance by terminating action falls within 180 days after the Return Occasion or the Scheduled Expiry Date, whichever is later.

          (iii) In no event shall there be any non-transferable time extensions, waivers, deviations or alternative means of compliance with any Airworthiness Directions or other Regulations.

     (g) have installed all applicable vendor's and Manufacturer's service bulletin kits received free of charge by Lessee during the Term that are appropriate for the Aircraft and to the extent not installed, those kits will be furnished free of charge to Lessor;

     (h) have the fuselage, empennage, wings and pylons stripped (or sanded if only three or less coats of paint) and painted in such livery as Lessor may designate in accordance with standard industry practice;

     (i)  have all signs and decals clean, secure and legible;

     (j)  [NOT APPLICABLE];

     (k) have no open, deferred, continued, carry over or placarded maintenance items or watch items or placarded log book items, and all other log book discrepancies shall be cleared;

     (1) all discrepancies discovered during the inspections described above which exceed the Manufacturer's maintenance manual allowable limits for in-service aircraft shall have been repaired in accordance with FAA-approved procedures;

     (m) all repairs of a temporary or interim nature, requiring repetitive inspections or future upgrading, including external doublers with blind fasteners, shall be upgraded to permanent repair in accordance with the Manufacturer's Maintenance Planning Document or structural repair manual; and

     (n) all systems shall be fully operational for their intended functions in accordance with the Manufacturer's Maintenance Planning Document specifications.

1.3  COMPONENTS

     (a) If the Aircraft Lease Agreement specifies Minimum Component Flight Hours and/or Minimum Component Cycles, each Airframe Flight Hour and Cycle controlled Hard Time Component (other than the APU) shall have not less than the Minimum Component Flight Hours and the Minimum Component Cycles of life remaining to the next scheduled removal, in accordance with the Lessee's Maintenance Program and shall be supported by appropriate certification documentation indicating TSN, CSN, TSO and CSO such as FAA form 8130-1; for this purpose "Hard Time Component" means any component which has a limited on-wing life in accordance with the Manufacturer's Maintenance Planning Document and which can have life fully restored through appropriate maintenance;

     (b) If the Aircraft Lease Agreement specifies a Minimum Component Calendar Life, each calendar-limited component including safety equipment will have not less than its Minimum Component Calendar Life remaining to the next scheduled removal in accordance with the Lessee's Maintenance Program;

     (c) Each "on-condition" and "condition-monitored" component will be serviceable;

     (d) The installed components as a group will have an average of total flight time since new of not more than that of the Airframe;

     (e) If the Aircraft Lease Agreement specifies Minimum Component Flight Hours and/or Minimum Component Cycles, each Airframe Life-Limited Component will have not less than the Minimum Component Flight Hours and the Minimum Component Cycles remaining to next scheduled removal and will be supported by certification documentation necessary to demonstrate back-to-birth traceability; for this purpose "Airframe Life-Limited Componenf" means a component with an ultimate life which cannot be restored through appropriate maintenance.

1.4  ENGINES

     Each Engine (or a Replacement Engine as and to the extent permitted by Section 1.2(b)) will be installed on the Aircraft and comply with the following:

     (a) If the Aircraft Lease Agreement specifies a Minimum Engine Flight Hours and/or Minimum Engine Cycles, each Engine will have not less than the Minimum Engine Flight Hours and Minimum Engine Cycles expected life remaining to the next scheduled removal. The expected life remaining will be determined by third party mutually acceptable to both Lessor and Lessee (at Lessor's cost) or by the Engine Manufacturer, in each case based on the inspection and checks to be performed at the Return Occasion in accordance with the Lease;

     (b) Each Engine shall have just completed at the location for Lessor's acceptance on the Return Occasion a hot (including combustion chamber) and cold section video borescope inspection, which inspection shall be performed at Lessor's expense, and a power assurance run performed at Lessee's expense in accordance with the Lessee's Maintenance Program or Manufacturer's Maintenance Planning Document and any defects discovered in such inspections which exceed the Engine manufacturer's in-service limits shall be corrected at Lessee's expense. Lessee shall cause such borescope inspections to be performed and to be recorded on videotape by an agency selected by Lessor and shall provide Lessor with a copy of such videotape on the Return Occasion. No Engine shall be on "watch" for any reason, requiring any special or out of sequence inspection. Each Engine shall comply with the operations specification of Lessee without waiver or exceptions. All items beyond the Engine manufacturer's in-service limits shall be repaired;

     (c) If the Aircraft Lease Agreement specifies Minimum Component Cycles, each Engine Life-Limited Component will have not less than the Minimum Component Cycles remaining per the manufacturer's then current limitations for the part number in question, and will be supported by certification documentation necessary to demonstrate back-to-birth traceability; for this purpose "Engine Life-Limited Component" means a component with an ultimate life which cannot be restored through appropriate maintenance; and

1.5  FUSELAGE, WINDOWS AND DOORS

     (a) The fuselage will be free of major dents and abrasions in excess of the limits specified in Manufacturer's Maintenance Planning Document or structural repair manual; loose or pulled or missing rivets shall be replaced;

     (b) Windows will be free of delamination, blemishes and crazing, in excess of the limits specified in the Manufacturer's Maintenance Planning Document or structural repair manual and will be properly sealed; and

     (c) Doors will be free moving, correctly rigged and be fitted with serviceable seals.

1.6  WINGS AND EMPENNAGE

     (a) Leading edges will be free from damage in excess of the limits specified in the Manufacturer's Maintenance Planning Document or structural repair manual; and

     (b)  Unpainted surfaces of the wings and empennage will be polished.

1.7  INTERIOR AND COCKPIT

     All soft furnishings, including but not limited to carpets, seat covers and curtains, will be in good condition, clean and free of stains and meet FAR fire resistance regulations.

1.8  LANDING GEAR; WHEELS AND BRAKES

     (a) The Landing Gear and wheel wells will be clean, free of leaks and repaired as necessary;

     (b) Each installed Landing Gear shall have no more Cycles accumulated than the Airframe and, if the Aircraft Lease Agreement specifies Minimum Landing Gear Flight Hours and/or Minimum Landing Gear Cycles and Minimum Landing Gear Calendar Time, not less than the Minimum Landing Gear Flight Hours and the Minimum Landing Gear Cycles and the Minimum Landing Gear Calendar Time shall be remaining to the next scheduled overhaul or removal, as the case may be, of each installed Landing Gear in accordance with the then current Manufacturer's Maintenance Planning Document and Lessee's Maintenance Program; and

     (c) The wheels and brakes will have not less than half of their useful life remaining.

1.9  RETURN OF AUXILIARY POWER UNIT (APU)

     The APU shall have just completed a borescope inspection and shall meet all air outputs and temperature limitations under load in accordance with the Lessee's Maintenance Program and the APU manufacturer's maintenance manual, and any defects discovered in such inspection, which exceed the APU manufacturer's in-service limits, shall be corrected at Lessee's expense. If the Aircraft Lease Agreement specifies a Minimum APU Limit, the APU shall have not more than the Minimum APU Limit since the last gas path refurbishment. If the Aircraft Lease Agreement specifies a Minimum APU LLP Limit, APU Life Limited Parts shall have not less than the Minimum APU LLP Limit of useful life remaining on average.

1.10 CORROSION

     (a) The Aircraft shall be in compliance with the Manufacturer's corrosion prevention and control program (CPCP) requirements. All CPCP inspections which would normally be accomplished while access is provided during structural inspection in accordance with the Lessee's Maintenance Program during the Term shall have been accomplished;

     (b) The entire fuselage will be substantially free from corrosion and will be adequately treated in accordance with Lessee's corrosion prevention program and the Manufacturer's Maintenance Planning Document; and

     (c) Fuel tanks will be free from contamination and corrosion and a tank treatment program will be in operation.

1.11 FUEL

     If the Aircraft Lease Agreement specifies a Minimum Measurable Fuel Requirement, at redelivery, the Aircraft fuel tanks shall contain at least enough fuel to meet the Minimum Measurable Fuel Requirement.

1.12 MAINTENANCE PROGRAM

     (a) Prior to the Return Occasion and upon Lessor's or Owner's request, Lessee will provide Lessor or Owner or its agent reasonable access to the Lessee's Maintenance Program and the Aircraft Documents and Records in order to facilitate the Aircraft's integration into any subsequent operator's fleet; and

     (b) Lessee will, if requested by Lessor or Owner to do so, provide sufficient access to Lessee's Maintenance Program in order to integrate the Aircraft to the next operator's maintenance program. Lessor and any Person to whom Lessor grants access to Lessee's Maintenance Program shall agree that it will not disclose the contents of the Lessee's Maintenance Program to any Person except to the extent necessary to monitor Lessee's compliance with the Lease and/or to bridge the maintenance program for the Aircraft from the Lessee's Maintenance Program to another program after the Return Occasion.

1.13 AIRCRAFT DOCUMENTS

     At redelivery Lessee will deliver to Lessor and Owner all current and complete historical records required to be maintained relevant to the Aircraft, including documents, manuals, data, overhaul records, life limited part traceability to "zero time since new", log books, original delivery documents serviceable parts tags, FAA forms, modification records and inspection records, and including each of the Aircraft Documents and Records.

1.13. ETOPS:

     The Aircraft shall be certified by the FAA for 180 minutes ETOPS operation or shall be in such condition as to be eligible for certification by the FAA for 180 minutes ETOPS operation.

                                   SCHEDULE B
                                COMMERCIAL TERMS

             Lessor and Lessee hereby agree that the definitions and other commercial and financial terms set forth in this Schedule B shall apply to the leasing of the Aircraft under the Lease.

             In addition, Lessor and Lessee understand and agree that the commercial and financial information contained in this Schedule B are considered by Lessor and Lessee as proprietary and confidential. Lessor and Lessee each hereby agree, and any of their assignees, upon becoming such shall agree that it will treat this Schedule B as proprietary and confidential and will not, without the prior written consent of the other, disclose or cause to be disclosed, the terms hereof or thereof to any Person, except to its agents, representatives, advisors, employees, counsel, underwriters, auditors, investors, financing parties, head lessors and sub-lessees as necessary or appropriate for the leasing transaction which is the subject hereof, or except (a) as may be required by applicable Law or pursuant to an order, or a valid and binding request, issued by any court or other Government Entity having jurisdiction over Lessor, Lessee or the assignee of either of them, as the case may be, or (b) as necessary to enable Lessor or its assignee to make transfers, assignments or other dispositions to potential transferees, assignees or participants of its interest in and to the Lease.

             In connection with any such disclosure or any filing of the information contained herein or therein pursuant to any such applicable Law, Lessor, Lessee or the assignee of either of them, as the case may be, shall request and use its best reasonable efforts to obtain confidential treatment of this Schedule B and the other party will cooperate in making and supporting any such request for confidential treatment.

     PART I           CASUALTY OCCURRENCE DEFINITIONS

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     PART 11           DEPOSIT; DISCOUNT RATE; LC AMOUNT; INTEREST RATE

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]


     PART III          RENT

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     PART IV          TAX DEFINITIONS; SPECIAL TAX INDEMNITY

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     PART V            SUPPLEMENTAL RENT - NOT APPLICABLE

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]


     PART VI           MAINTENANCE AND RETURN CONDITION DEFINITIONS;
                       AIRWORTHINESS DIRECTIVE SHARING PAYMENTS

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]

      PART VII SUBLEASE FEE

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]

      PART VIII UTILIZATION RATIO

             [This provision has been omitted as confidential information, and is separately filed with the Commission.]

                                                              EXECUTION VERSION
                                                              -----------------





                      ____________________________________


                                 AIRCRAFT LEASE

                             COMMON TERMS AGREEMENT

                      ____________________________________

                             DATED AS OF MAY 12,2000







                                     BETWEEN


                      GENERAL ELECTRIC CAPITAL CORPORATION


                                       And


                              ALOHA AIRLINES, INC.

                                    CONTENTS

 SECTION                                                                                PAGE

  1.     INTERPRETATION .................................................................1

  2.     REPRESENTATIONS AND WARRANTIES .................................................2

  3.     CONDITIONS PRECEDENT ...........................................................2

  4.     COMMENCEMENT ...................................................................3

  5.     PAYMENTS .......................................................................5

  6.     MANUFACTURER'S WARRANTIES .....................................................19

  7.     LESSOR'S COVENANTS ............................................................20

  8.     LESSEE'S COVENANTS ............................................................20

  9.     INSURANCE .....................................................................38

  10.    INDEMNITY .....................................................................39

  11.    EVENTS OF LOSS ................................................................41

  12.    RETURN OF AIRCRAFT ............................................................42

  13.    DEFAULT .......................................................................45

  14.    TRANSFER ......................................................................52

  15.    MISCELLANEOUS .................................................................54

  16.    DISCLAIMERS AND WAIVERS .......................................................58

  17.    BROKERS AND OTHER THIRD PARTIES ...............................................61

 Schedule 1       Definitions
 Schedule 2       Representations and Warranties
 Schedule 3       Conditions Precedent
 Schedule 4       Pre-Delivery Procedures and Delivery Condition
 Schedule 5       Certificate of Technical Acceptance
 Schedule 6       [NOT APPLICABLE]
 Schedule 7       Insurance Requirements
 Schedule 8       Form of Lessee's Legal Opinion
 Schedule 9       Events of Default
 Schedule 10      [NOT APPLICABLE]
 Schedule 11      Form of Lease Termination Certificate
 Schedule 12      Form of Lease Supplement No. 1
 Schedule 13      Form of Letter of Credit
 Schedule 14      Maintenance Performers
 Schedule 15      Technical Report

                             COMMON TERMS AGREEMENT

 THIS COMMON TERMS AGREEMENT (this "CTA") is made as of May 12, 2000 BETWEEN:

 (1)      GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL") and

 (2)      ALOHA AIRLINES, INC. ("ALOHA")

 WHEREAS:

          (A) From time to time, Aloha or one of its Affiliates may wish to lease commercial aircraft from GE Capital or one of its Affiliates, and GE Capital or one of its Affiliates may wish to lease commercial aircraft to Aloha or one of its Affiliates;

          (B) Each party hereto wishes to provide in one document for certain common terms and conditions, as hereinafter provided in this CTA, that will be applicable, unless otherwise stated, to each such lease referred to in Recital (A); and

          (C) Each such lease transaction will be concluded only on the terms of an agreement entitled "Aircraft Lease Agreement," which together with this CTA (which will be incorporated into and become part of such Aircraft Lease Agreement), will constitute the lease for the applicable aircraft as identified therein;

 NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

 1.       INTERPRETATION

 1.1      Definitions

          All references herein to "Lease" mean the integrated agreement consisting of the various documents comprising the Lease as defined in
          Schedule 1. In the Lease, capitalized words and expressions have the meanings set out for them in Schedule 1 and in the Aircraft Lease Agreement.

 1.2      Construction

          (a)     In the Lease, unless otherwise stated, a reference to:

                    (i) "Lessor," "Lessee," "GECAS," "Owner" or any other Person includes any of their successors and assignees;

                    (ii) plural concepts shall include the singular and vice versa;

                    (iii) any document (except this CTA unless Lessor and Lessee otherwise expressly agree) shall include any changes to that document and any replacement for it;

                    (iv) a Section or a Schedule is a reference to a clause of or a schedule to this CTA;

                    (v) any Regulation shall include any changes to that Regulation and any replacement for it;

                    (vi) an obligation of a Person refers to any obligation that Person has under or in relation to the Lease; and

                    (vii) "includes," "including", "include" or similar terms shall not be construed as limiting and shall mean "including, without limitation."

          (b) Headings to Sections and Schedules in the Lease are not intended to affect their meaning.

 2.       REPRESENTATIONS AND WARRANTIES

 2.1      Lessee's Representations and Warranties

          Lessee hereby makes the representations and warranties set out in
          Section 1.1 of Schedule 2 as of the date of execution of the Aircraft Lease Agreement and as of the Delivery Date, and Lessee understands that these statements must be true, both when the Aircraft Lease Agreement is executed and on the Delivery Date.

 2.2      Lessor's Representations and Warranties

          Lessor hereby makes the representations and warranties set out in
          Section 1.2 of Schedule 2 as of the date of execution of the Aircraft Lease Agreement and as of the Delivery Date, and Lessor understands that these statements must be true, both when the Aircraft Lease Agreement is executed and on the Delivery Date.

 3.       CONDITIONS PRECEDENT

 3.1      Conditions Precedent

          Lessor need not deliver and start the leasing of the Aircraft under the Lease unless each of the Lessor Conditions Precedent is satisfied or waived in writing by Lessor. Lessee need not accept and start the leasing of the Aircraft under the Lease unless each of the Lessee Conditions Precedent is satisfied or waived in writing by Lessee; provided, however, in the event that Lessee fails to accept and start the leasing of the Aircraft under the Lease, any Lessee Condition Precedent which reasonably could be expected to be met if the Delivery of the Aircraft had occurred shall be deemed to have been satisfied or waived for purposes of determining Lessee's liability for Rent in respect of the Aircraft in accordance with Section 4.1(b) below.

 3.2      Waiver

          If any Lessor Condition Precedent is not satisfied, or waived in writing by Lessor, on or before the Delivery Date, and Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to Lessee and to start the leasing of the Aircraft, Lessee will ensure that such Lessor Condition Precedent is fulfilled within 15 days after the Delivery Date, and Lessor may treat as an Event of Default the failure of Lessee to do so.

 4.       COMMENCEMENT

 4.1      Leasing

          (a) Lessor shall notify Lessee of the Scheduled Delivery Week as soon as possible, but no later than at least thirty (30) days prior to the Scheduled Delivery Month, and Lessor shall notify Lessee of the Scheduled Delivery Date as soon as possible, but no later than at least one (1) week prior to the Scheduled Delivery Week. Subject to Sections 3.1 and 4.4, Lessor will lease the Aircraft to Lessee and Lessee will take the Aircraft on lease for the Term, which shall commence on the Delivery Date, and which shall be evidenced by Lessee's execution of Lease Supplement No. 1.

          (b) If (i) Lessee is unwilling or unable to accept delivery of the Aircraft on the date on which Lessor tenders the Aircraft for Delivery to Lessee under and in accordance with Section 4.3(a), or Lessee fails to fulfil any Lessor Condition Precedent on or before such date, and (ii) the Lessee Conditions Precedent are met (or could reasonably be expected to be met if Delivery had occurred), then the Rent Commencement Date for the Aircraft shall be deemed to have occurred on the date on which it is tendered by Lessor for Delivery in accordance with subclause (ii) of this Section 4.1(b), and Lessee shall be obligated to pay Rent for the Aircraft on and from such date regardless of whether the Delivery Date occurs or whether Lessee executes Lease Supplement No. 1, but Lessor shall have no obligation to deliver, and Lessee shall have no lease interest in the Aircraft or other right to possession of the Aircraft, unless and until Lessee fulfils all Lessor Conditions Precedent as and when provided in the Lease and Lessee accepts delivery of the Aircraft as evidenced by its execution of Lease Supplement No. 1, and so long as no Default has occurred and is continuing.

          (c) Lessee will be responsible for all risks associated with any loss of or damage to the Aircraft from the Rent Commencement Date until possession of the Aircraft is returned to Lessor on the Return Occasion and Lessor executes and delivers to Lessee the acknowledgement contemplated by
                    Section 12.4.

 4.2      Procedure before Delivery

          Lessor and Lessee will follow the Pre-Delivery Procedure.

 4.3      Delivery and Acceptance

          (a)       After the Pre-Delivery Procedure has been carried out:

                    (i) Subject to Section 3.1, Lessor will tender delivery of the Aircraft to Lessee at the Delivery Location.

                    (ii) Subject to Section 3.1, Lessee will accept the Aircraft. Upon such acceptance, Lessee must also provide evidence of its acceptance by signing Lease Supplement No. 1 and delivering it to Lessor.

          (b) Lessee's acceptance of the Aircraft shall be regarded as absolute, unconditional and irrevocable.

 4.4      Delayed Delivery

          If Delivery takes place after the Scheduled Delivery Date or does not happen due to an Unforeseen Event or for any other reason (other than Lessor's willful misconduct in the performance of its obligation to deliver the Aircraft under and subject to the conditions in the Lease):

          (a) Lessor will not be responsible for any Losses that Lessee suffers resulting from the delay or from the non-delivery of the Aircraft;

          (b)       Lessee will not, except in the circumstances described in
                    Section 4.4(c), be entitled to terminate the Lease or to reject the Aircraft when it is offered for Delivery because of the delay.

          (c) If the Aircraft has not been tendered for Delivery, in accordance with Section 4.3, by the Final Delivery Date, either party may terminate the Lease by delivering notice to the other party within 10 days of such Final Delivery Date (and if such notice is not delivered within such 10-day period the Final Delivery Date will be deemed extended for one additional period of 90 days). Upon the delivery of any such notice or automatically on the expiration of such 90-day period if no such notice has been delivered, all obligations of each party under the Lease will end on the date of such notice or the date of the expiration of such period, as the case may be, except that Lessor will repay to Lessee the Deposit (if any) or return to Lessee or cancel any Letter of Credit and Lessee will remain obligated under its indmenity set forth in Section 3 of Schedule 4.

          (d) Lessee hereby agrees that its only right or remedy for a delay in or failure of delivery of the Aircraft due to an Unforeseen Event or for any other reason (other than Lessor's willful misconduct in the performance of its obligation to deliver the Aircraft under and subject to the conditions in the Lease) is the remedy set forth in Section 4.4(c) above and Lessee hereby waives any rights it may have under Section 2A-406 of the UCC or otherwise for any delay in or failure of delivery.

 5.       PAYMENTS

 5.1      Deposit

          Lessee shall pay Lessor any Deposit that is specified in Section 3 of the Aircraft Lease Agreement.

 5.2      Rental Periods

          The first Rental Period will start on the Rent Commencement Date and each subsequent Rental Period will start on the date immediately following the last day of the previous Rental Period. Each Rental Period will end on the date immediately before the numerically corresponding day in the next month, except that:

          (a) if there is no numerically corresponding day in that month, it will end on the last day of that month; and

          (b) if a Rental Period would otherwise overrun the Expiry Date, it will end on the Expiry Date.

 5.3      Rent

          (a) TIME OF PAYMENT: Lessee will pay to Lessor or its order Rent in advance on each Rent Date. Lessor must receive value for the payment on each Rent Date. If a Rental Period begins on a day which is not a Business Day, the Rent payable in respect of that Rental Period shall be paid on the Business Day immediately following that day.

          (b) AMOUNT: The Rent payable during the Term shall be calculated in accordance with Schedule B of the Aircraft Lease Agreement.

 5.4      Supplemental Rent

          (a) AMOUNT: If, under the Aircraft Lease Agreement, Lessee is required to pay Supplemental Rent, Lessee will pay that Supplemental Rent, at the rates referred to in Section 3 of the Aircraft Lease Agreement, to Lessor in relation to each calendar month (or part of a month) of the Term, on the fifteenth day following the end of that calendar month (except that the last payment of Supplemental Rent during the Term shall be paid on the Expiry Date).

          (b) ADJUSTMENT: If, under the Aircraft Lease Agreement, Lessee is required to pay Supplemental Rent, the Supplemental Rent rates shall be adjusted after the Delivery Date in the manner provided in the Aircraft Lease Agreement.

          (c) LESSOR'S PROPERTY: Lessee acknowledges and agrees that Supplemental Rent is additional rent for the leasing of the Aircraft and not cash collateral or other collateral security for Lessee's maintenance obligations under the Lease. Once paid all Supplemental Rent is the property of Lessor, it is not refundable to Lessee under any circumstances whatsoever and Lessee has no interest therein whatsoever.

 5.5      Payments

          All payments by Lessee to Lessor under the Lease will be made for value on the due date in Dollars and in immediately available funds by wire transfer to the Lessor's Account as specified in the Aircraft Lease Agreement.


 5.6      Withholding and Tax Credit

          (a) WITHHOLDING: Lessee must not deduct any amount from any of its payments under the Lease, for or on account of any Taxes, unless it is required by law to do so, in which case Lessee must:

                    (i) deduct the minimum amount necessary to comply with the Law;

                    (ii) pay Lessor an extra amount so that Lessor receives a net amount on the relevant payment date, that is equal to the amount that it would have received if the reduction had not been made (provided that Lessee shall have no obligation to pay Lessor an extra amount on account of withholding in relation to any Taxes with respect to which Lessee is not required to indemnify Lessor under Section 5.7). The amount of any such payment to Lessor must take into account the tax treatment of that payment to Lessor applying the principles of Section 5.10 such that Lessor shall be in no worse position than it would have been if the deduction had not applied in the first place;

                    (iii) pay the Tax to the relevant taxing authority according to the relevant Law; and

                    (iv) obtain a receipt (if one is available) from the relevant taxing authority and give it to Lessor.

          (b) TAX CREDIT: If Lessor, in good faith, determines that it has realized a tax benefit (by way of deduction, credit or otherwise) as a result of any payment for which Lessee is liable under Section 5.6(a), Section 5.7, Section 5.10,
                    Section 5.21 or Section 10, Lessor shall pay to Lessee as soon as practicable after the tax benefit has been realized (but not before Lessee has made all payments and indemnities to Lessor required under this Section or Section 5.7), an amount which will ensure that (after taking account of the payment itself) Lessor is in no better and no worse position than it would have been if the Tax giving rise to the payment hereunder had not been incurred.

                    Nothing in this Section 5.6(b) shall:

                    (i) interfere with the right of Lessor to arrange its tax affairs in whatever manner it thinks fit; or

                    (ii) oblige Lessor to disclose any information relating to its Tax affairs or any Tax computations (other than information reasonably necessary for Lessee to verify Lessor's determination, which information may be supplied on a confidential basis to an independent third party reasonably acceptable to Lessor and Lessee).

 5.7      Tax Indemnity

          (a)       General:

                    (i) Except as provided in Section 5.7(c), Lessee will on demand pay and indemnify each Tax Indemnitee against any and all Taxes levied or imposed against or upon or payable by such Tax Indemnitee or Lessee and arising from, with respect to or in connection with the transactions pursuant to the Lease, including all Taxes relating or attributable to Lessee, the Lease or the Aircraft, directly or indirectly, in connection with the importation, exportation, registration, ownership (but only to the extent relating to or attributable to or arising as a result of the possession, operation, use or maintenance of the Aircraft by Lessee), leasing, sub-leasing, purchase, delivery, possession, use, operation, repair, maintenance, overhaul, transportation, landing, storage, presence or redelivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income, indemnification payment or other amounts arising therefrom, or the making of any Equipment Change or the permanent replacement of any Engine.

                    (ii) All Taxes indemnified pursuant to this Section 5.7(a) shall be paid by Lessee directly to the appropriate taxing authority (to the extent permitted by applicable Law) at or before the time prescribed by applicable Law. After any payment by Lessee of any Tax directly to a taxing authority, Lessee shall furnish to Lessor, on request, a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment of such Tax as is reasonably obtainable by Lessee and reasonably acceptable to Lessor.

                    (iii) Any amount payable by Lessee to a Tax Indemnitee pursuant to Section 5.7(a) shall be paid within ten days after receipt of a written demand therefor from the relevant Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that if an amount of any indemnified Tax is being contested in accordance with Section 5.9 and Lessee shall have duly performed (and shall continue to perform) all its obligations under
                              Section 5.9 with respect to such contest, then payment of the indemnity with respect to such Tax under Section 5.7(a) shall, at Lessee's election, be deferred until the date the contest has been completed.

          (b)       Sales and Use Taxes:

                    (i) Without limiting Section 5.7(a) above, Lessee shall pay to Lessor (or, if permitted by applicable Law and if requested by Lessor, Lessee shall pay to the relevant tax authority for the account of Lessor):

                              (y) all sales, use, excise, rental, value added, goods and services and similar taxes ("SALES TAXES") required to be paid to the tax authority of the jurisdiction in which the Delivery Location is situated or to the jurisdiction of the Habitual Base or the State of Incorporation with respect to the lease of the Aircraft to Lessee pursuant to the Lease unless Lessee delivers to Lessor on or prior to the Delivery Date such exemption certificate or other document as may be required by applicable law to evidence Lessor's entitlement to exemption from all Sales Taxes imposed by each such jurisdiction with respect to the lease of the Aircraft pursuant to the Lease; and

                              (z) all Sales Taxes required to be paid to the tax authority of any jurisdiction in which the Aircraft may be used, operated or otherwise located from time to time unless Lessee deliver to Lessor such exemption certificates or other documents as may be required by applicable law to evidence Lessee's entitlement to exemption from all Sales Taxes imposed by each such jurisdiction with respect to the lease of the Aircraft pursuant to the Lease.

                    (ii) Lessee and Lessor will cooperate with each other in connection with the preparation and filing of any exemption application or similar document that is reasonably necessary or desirable under applicable Law to avoid the imposition of any Sales Taxes with respect to the transactions contemplated by the Lease.

                    (iii) The specific obligations with respect to sales and use taxes set forth in this Section 5.7(b) are in addition to, and are not in substitution for, Lessee's obligation to indemnify for sales and use taxes pursuant to Section 5.7(a).

          (c)       Lessee is not required to indemnify a Tax Indemnitee under
                    Section 5.7(a) or Section 5.7(b) to the extent that the Tax arises because of:

                    (i) the willful misconduct or gross negligence of the Tax Indemnitee seeking indemnity under Section 5.7;

                    (ii) a Tax liability a Tax Indemnitee has which would have arisen even if the Lease had not been entered into;

                    (iii) a Tax liability charged on or measured by a Tax Indemnitee's net income, profits or gains by any Government Entity in the United States; but excluding any Tax (A) that is a Sales Tax (other than a Sales Tax that is enacted by a Government Entity as a substitute for or replacement of a Tax charged on or measured by net income, profits, or gains as a revenue source for that Government Entity (a "Replacement Sales Tax")) or (B) that is imposed by any government or taxing authority of any jurisdiction (other than the United States federal government) if and to the extent that such Tax (including a Replacement Sales Tax) results from (x) the use, operation, presence, registration or location of the Aircraft, the Airframe, any Engine or any Part in the jurisdiction imposing the Tax, or (y) the situs of organization, any place of business or any activity of Lessee or any other Person having use, possession or custody of the Aircraft, the Airframe, any Engine or any Part in the jurisdiction imposing the Tax;

                    (iv) a Tax liability charged with respect to the period, or an event occurring, (x) prior to the Delivery Date or (y) after the Expiry Date and, in either case, unrelated to Lessor's dealings with Lessee or to the transactions contemplated by the Lease;

                    (v) a Tax liability arising out of any voluntary transfer or disposition by a Tax Indemnitee of any equitable or legal interest in the Aircraft or any part thereof or this Agreement to any Person (including a transfer or disposition by way of security but excluding a transfer or disposition pursuant to the exercise of remedies in connection with an Event Default), provided, however, that Lessor shall in connection with an Event of Default comply with any request as Lessee shall make concerning the appropriate jurisdiction in which such disposition shall be made unless Lessor reasonably determines (and advises Lessee) that compliance with such request by Lessee would generate an adverse consequence or prejudice Lessor; or

                    (vi) a Tax liability with respect to a Tax based on or measured by the value or principal amount of any loan or promissory note (or security therefor) entered into by a Tax Indemnitee or anyone claiming an interest in the Aircraft or any portion thereof through a Tax Indemnitee; or

                    (vii) a Tax liability arising out of a Replacement Sales Tax as described in Section 5.7(c)(iii), but excluding a Replacement Sales Tax described in
                              Section 5.7(c)(iii)(B).

          (d) Lessee will also indemnify each Tax Indemnitee, on an After-Tax Basis, as set forth in the Section entitled "Special Tax Indemnity" in Schedule B of the Aircraft Lease Agreement, and the provisions of Section 5.9 (TAX CONTEST AND INFORMATION) shall apply thereto.

 5.8      [NOT APPLICABLE]

 5.9      Tax Contest and Information

          (a) If a Tax Indemnitee receives a notice of an audit or a written claim for any Tax for which Lessee would be required to pay an indemnity pursuant to Section 5.6 or Section 5.7, Lessor or such Tax Indemnitee shall notify Lessee promptly of such audit or claim, provided that any failure to provide such notice will not relieve Lessee of any indemnification obligation pursuant to Section 5.6 or 5.7 except to the extent that such failure precludes the right to contest such Taxes. If requested by Lessee in writing promptly after receipt of notice hereunder, Lessor shall or Lessor shall cause, to the extent that it has the ability to do so through relationship or contractual privity, such Tax Indemnitee to, upon receipt of indemnity satisfactory to it and at the expense of Lessee (including all costs, expenses, legal and accountants' fees and disbursements, and penalties, interest and additions to tax incurred in contesting such claim) permit Lessee to contest such audit or claim, or, if such contest (w) relates to an income tax,
                    (x) involves Taxes in addition to those for which Lessee is responsible hereunder, (y) may not, under applicable law be conducted by Lessee, or (z) is one for which Lessee requests in writing that Lessor or the Tax Indemnitee conduct such contest, Lessor shall, or Lessor shall cause, to the extent that it has the ability to do so through relationship or contractual privity, the appropriate Tax Indemnitee to in good faith contest such audit or claim, by (i) resisting payment thereof if practicable and appropriate, (ii) not paying the same except under protest if protest is necessary and proper, or (iii) if payment is made, using reasonable efforts to obtain a refund of such Taxes in appropriate administrative and judicial proceedings. Lessor or the Tax Indemnitee shall determine the method of any contest conducted by Lessor or the Tax Indemnitee and (in good faith consultation with Lessee) control the conduct thereof, except that with respect to matters described in clause (y) or in clause (z) above which are not also described in clause (w) or clause (x) above Lessor shall and Lessor shall cause, to the extent that it has the ability to do so through relationship or contractual privity, the Tax Indemnitee to comply with the reasonable instructions of Lessee regarding the method of any contest conducted by Lessor or the Tax Indemnitee and Lessee shall (in good faith consultation with Lessor) control the conduct thereof. Lessee shall determine the method of any contest conducted by Lessee and (in good faith consultation with Lessor or the Tax Indemnitee) control the conduct thereof. Lessee shall pay in full all payments of Rent and other amounts payable pursuant to the Lease, without reduction for or on account of any Tax (except as provided in Section 5.6), while such contest is continuing. Lessor shall not be required to contest, or to continue to contest, a claim for Taxes under this Section 5.9 if (x) such contest would result in a risk of criminal penalties or risk of a sale, forfeiture or loss of, or the imposition of a Security Interest (other than a Permitted Lien) on, the Aircraft, or (y) Lessee shall not have furnished, at Lessee's expense, an opinion of independent tax counsel selected by Lessor and reasonably satisfactory to Lessee, that a reasonable basis exists for such contest, or (z) a Default shall be continuing (unless Lessee shall have provided security reasonably satisfactory to Lessor securing Lessee's performance of its obligations under this Section 5.9). If Lessor or any Tax Indemnitee contests any claim for Taxes by making a payment and seeking a refund thereof, then Lessee shall advance to Lessor or such Tax Indemnitee, on an interest-free basis, an amount equal to the Taxes to be paid by Lessor or such Tax Indemnitee in connection with the contest and shall indemnify Lessor or such Tax Indemnitee on an After-Tax Basis for any adverse tax consequences to Lessor or such Tax Indemnitee of such interest-free advance. Upon the final determination of any contest pursuant to this Section 5.9 in respect of any Taxes for which Lessee shall have made an advance to Lessor or a Tax Indemnitee in accordance with the immediately preceding sentence, the amount of Lessee's obligation shall be determined as if such advance had not been made; any indemnity obligation of Lessee to Lessor or a Tax Indemnitee under this Section 5.9 and Lessor's or such Tax Indemnitee's obligation to repay the advance will be satisfied first by setoff against each other, and any difference owing by either party shall be paid within ten days after such final determination.

          (b) If Lessor or any Tax Indemnitee obtains a refund or reimbursement of all or any part of any Taxes for which a full indemnity was paid by Lessee, Lessor shall and Lessor shall cause such Tax Indemnitee to pay Lessee the amount of such refund or reimbursement, reduced by any Taxes imposed on Lessor or such Tax Indemnitee on receipt or accrual of such refund or reimbursement and increased by any Taxes saved by Lessor or such Tax Indemnitee by reason of the deductibility of such payment by Lessor or such Tax Indemnitee. If, in addition to such refund or reimbursement, Lessor or such Tax Indemnitee receives an amount of interest on such refund or reimbursement or a recovery of costs or attorney's fees with respect thereto that were paid by Lessee, Lessor or such Tax Indemnitee shall pay to Lessee the portion of such interest or recovered costs or attorney's fees which is fairly attributable to such refund, reduced by any Taxes imposed by Lessor or such Tax Indemnitee on receipt or accrual of such interest and increased by any Taxes saved by reason of the deductibility of such payment by Lessor or such Tax Indemnitee. Neither Lessor nor the Tax Indemnitee shall be required to make any payment to Lessee pursuant to this Section 5.9 if, and for so long as, a Default shall have occurred and be continuing.

          (c) Lessor or a Tax Indemnitee in its sole discretion (by written notice to Lessee) may waive its rights to indemnification pursuant to Section 5.7 with respect to any claim for any Tax and may refrain from contesting or continuing the contest of such claim, in which event Lessee shall have no obligation to indemnify Lessor for the Taxes that are the subject of such claim. If Lessor agrees to a settlement of any contest conducted pursuant to this Section
                    5.9 without the prior written consent of Lessee, which consent shall not be unreasonably withheld, then Lessor shall be deemed to have waived its rights to the indemnification provided for in Section 5.7 with respect to the Tax liability accepted in such settlement or with respect to which Lessee's ability to avoid or minimize, directly or by instruction to the Lessor or such Tax Indemnitee regarding how to avoid or minimize, Taxes has been materially impaired as a result of failure of the Lessor or such Tax Indemnitee to so contest or continue to contest.

          (d)       Information:

                    (i) If Lessee is required by any applicable Law, or by any third party, to deliver any report or return in connection with any Taxes for which Lessee would be obligated to indemnify Lessor or any other Tax Indemnitee under the Lease, Lessee will complete the same and, on request, supply a copy of the report or return to Lessor.

                    (11) If any report, return or statement is required to be made by Lessor or any other Tax Indemnitee with respect to any Tax for which there is an indemnity obligation of Lessee under the Lease, and Lessee knows of, or reasonably should have known of, such return, report or statement, Lessee will promptly notify Lessor of the requirement and:

                              (Y) if permitted by applicable Law, make and timely file such report, return or statement (except for any report, return or statement that Lessor has notified Lessee that Lessor or any other Tax Indemnitee intends to prepare and file), prepare such return in such manner as will show Lessor as lessor of the Aircraft and the ownership of the Aircraft in Lessor if required or appropriate, and provide Lessor upon request a copy of each such report, return or statement filed by Lessee, or

                              (z) if Lessee is not permitted by applicable Law to file any such report, return or statement, Lessee will prepare and deliver to Lessor a proposed form of such report, return or statement within a reasonable time prior to the time such report, return or statement is to be filed.

                    (iii) Lessee will provide such information and documents as Lessor may reasonably request to enable Lessor or any other Tax Indemnitee to comply with its tax filing, audit and litigation obligations. Lessor or any other Tax Indemnitee will provide such information or documents, at Lessee's expense, that Lessee does not otherwise have as Lessee may reasonably request and which are necessary to enable Lessee to comply with its obligations under the Lease (including Sections 5.6 and 5.7 of the CTA and Schedule B of the Aircraft Lease Agreement) or to minimize Taxes that are the subject of any filing, audit, or contest under this Section 5.9.

 5.10     Indemnity Payments - After-Tax Basis

          The amount of any payment made under Section 5.7 (TAX INDEMNITY) (including Section 5.7(d)), Section 5.21 (EXPENSES) or Section 10 (INDEMNITY) to or for the benefit of any Indemnitee, shall include such amount as may be necessary to hold such Indemnitee harmless on an After-Tax Basis from all Taxes required to be paid by such Indemnitee with respect to such payment or indemnity (including any payments pursuant to this Section 5.10.

 5.11     Lessor Obligations Following Expiry Date

          Within 91 days (or such shorter period after the Expiry Date to which Lessor may agree after Lessee demonstrates to Lessor's reasonable satisfaction that Lessee has a net worth, determined in accordance with GAAP, of not less than Five Million Dollars ($5,000,000.00) as of the Expiry Date) after:

          (a) redelivery of the Aircraft to Lessor in accordance with and in the condition required by the Lease; or

          (b) payment to Lessor of the Agreed Value following an Event of Loss after the Delivery Date;

          and in each case so long as all amounts which may then be due and payable under the Lease and the Other Agreements shall have been paid in full and (no other Default has occurred and is continuing:

                    (i) Lessor will pay to Lessee the balance of the Deposit (if any);

                    (ii) Lessor will pay to Lessee the amount of any Rent received in respect of any period falling after the date of redelivery of the Aircraft or payment of the Agreed Value, as the case may be; and

                    (iii) Lessor will return to Lessee or cancel any Letter of Credit.

 5.12     Net Lease

          The Lease is a net lease. The Lessee's obligation to pay Rent and to perform all of its other obligations under the Lease is absolute and unconditional no matter what happens and no matter how fundamental or unforeseen the event, including any of the following: (a) any right of set-off, counterclaim, recoupment, defense or other right which either party to the Lease may have against the other (including any right of reimbursement) or which Lessee may have against the Manufacturer, any manufacturer or seller of or any Person providing services with respect to the Aircraft, any Engine or any Part or any other Person, for any reason whatsoever; (b) any unavailability of the Aircraft for any reason, including a requisition of the Aircraft or any prohibition or interruption of or interference with or other restriction against Lessee's use, operation or possession of the Aircraft (whether or not the same would, but for this provision, result in the termination of the Lease by operation of law); (c) any lack or invalidity of title or any other defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the Laws of any relevant jurisdiction, or any Event of Loss in respect of or any damage to the Aircraft; (d) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Lessor, Lessee or any other Person; (e) any invalidity or unenforceability or lack of due authorization of, or other defect in, the Lease; (f) any Security Interests or Taxes; and/or (g) any other cause or circumstance which but for this provision would or might otherwise have the effect of terminating or in any way affecting any obligation of Lessee under the Lease. Lessee acknowledges and agrees that it has used its own judgement in selecting the Aircraft, and has not relied on Lessor or on any information supplied by Lessor, that Lessor is not a manufacturer of or dealer in aircraft and that Lessor has all of the rights and benefits of a lessor under a lease to which Section 2A-407 of the UCC applies as provided in such Section 2A-407.

          Except as expressly set forth elsewhere in the Lease, Lessee hereby waives, to the extent permitted by applicable Law, any and all right which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, abate, cancel, quit, reduce, defer, suspend or surrender the Lease or the Aircraft or any obligation imposed upon Lessee under the Lease (including payment of Rent or Supplemental Rent).

          Each payment of Rent or Supplemental Rent made by Lessee shall be final. Lessee will not seek to recover all or any part of any payment of Rent or Supplemental Rent for any reason whatsoever except manifest error.

          If for any reason whatsoever the Lease shall be terminated in whole or in part by operation of Law, except as specifically provided in the Lease, Lessee waives all rights (if any) to any termination or diminution in its Rent or Supplemental Rent obligations hereunder and nonetheless agrees to pay to Lessor, an amount equal to each Rent and Supplemental Rent payment at the time such payments would have become due and payable in accordance with the terms thereof had the Lease not been terminated in whole or in part and so long as such payments are made and all other terms and conditions hereof are complied with by Lessee, Lessor and Lessee will deem the Lease to remain in full force and effect and Lessee shall continue in possession of the Aircraft under the terms and conditions of the Lease

          Nothing in this Section 5.12 will be construed to limit Lessee's right to institute separate legal proceedings against Lessor in the event of Lessor's breach of the Lease as and to the extent permitted by Sections 7.1 and 16.3 of this CTA, or to limit Lessee's rights and remedies against any other Person.

 5.13     Further Provisions regarding Deposit

          (a) If, under the Lease, Lessee is required to pay a Deposit, Lessee hereby grants a security interest in the Deposit to Lessor and the remaining provisions of this Section shall apply. Lessee agrees that Lessor shall be entitled to commingle the Deposit with Lessor's general or other funds, Lessor will have no obligation to pay any interest thereon and Lessor will not hold any such funds as agent or in trust for Lessee or in any similar fiduciary capacity. In this regard, Lessee acknowledges and agrees that it is not located in the State of New York within the meaning of
                    Section 7-101 1-c. (b) of the New York General Obligations Law and, therefore, the requirements of Section 7-101 of the New York General Obligations Law to the effect that Lessor hold the Deposit in a separate, interest bearing account do not apply.

          (b)       If any Event of Default or any Default under clause (g) of
                    Schedule 9 shall have occurred and be continuing, in addition to all rights and remedies accorded to Lessor elsewhere in the Lease or under Law in respect of the Deposit, Lessor may immediately or at any time thereafter, without prior notice to Lessee, apply all or part of the Deposit in or towards the payment or discharge of any matured obligation owed by Lessee or any affiliate or associate of Lessee under the Lease or the Other Agreements, in such order as Lessor sees fit, and/or exercise any of the rights of set-off described in Section 5.20 against all or part of the Deposit.

          (c) If Lessor exercises the rights described in Section 5.13(b) above, Lessee shall, following a demand in writing from Lessor, immediately restore the Deposit to the level at which it stood immediately prior to such exercise.

 5.14     Letter of Credit

          (a) If, under the Lease, Lessee is required or elects to provide Lessor with a Letter of Credit, the provisions of this Section shall apply. Any Letter of Credit provided by Lessee to Lessor will be issued and payable by a Pre-Approved Bank or another bank acceptable to Lessor in its sole and absolute discretion and in substantially the form of
                    Schedule 13, or in another form and substance acceptable to Lessor in its sole and absolute discretion, and, if not issued by a Pre-Approved Bank or by the New York branch of a major international bank acceptable to Lessor in its sole and absolute discretion from time to time, will be confirmed by and payable at the New York branch of a major international bank acceptable to Lessor in its sole and absolute discretion from time to time, and will be issued as security for all payment obligations of Lessee or any its Affiliates under the Lease and each Other Agreement (including any and all Losses suffered or incurred by Lessor or any of its Affiliates in respect of which Lessee or any if its Affiliates is obligated under the Lease or each Other Agreement), which shall remain in full force and effect until the Required LC Expiry Date and may be drawn down by Lessor upon demand at any time or times prior to the Required LC Expiry Date following (i) the occurrence of an Event of Default or a Default under clause (g) of Schedule 9, or (ii) the receipt by Lessor of notice of non-renewal of the Letter of Credit under Section 5.14(b) below.

          (b) The Letter of Credit may have a validity period or periods ending prior to the Required LC Expiry Date, provided that
                    (i) the Letter of Credit shall be renewed automatically, without further act or deed by any party, until such time as Lessor receives notice of non-renewal of the Letter
                    Credit, (ii) notice of non-renewal of the Letter of Credit shall be provided to Lessor no less than 30 Business Days prior to its then scheduled expiry date, (iii) Lessor shall be entitled to draw the full amount of the Letter of Credit immediately in the event that Lessor receives any notice of non-renewal of the Letter of Credit; and (iv) a Letter of Credit shall remain in force at all times up to the Required LC Expiry Date.
          (c) If at any time during the Term, the current issuing or confirming bank for the Letter of Credit ceases to meet the requirements set forth in the definition of Pre-Approved Bank, Lessee shall within five (5) Business Days after the date of notice from Lessor of such decrease in credit rating, cause the Letter of Credit to be replaced by a Letter of Credit issued by another bank that meets the definition of a Pre-Approved Bank and (if requested by Lessor in its sole and absolute discretion) that such replacement Letter of Credit is confirmed by another bank that meets the requirement of a Pre-Approved Bank.

          (d) If Lessor makes a drawing under the Letter of Credit, Lessee shall, following a demand in writing by Lessor, immediately cause the maximum amount available for drawing under the Letter of Credit to be restored to the level at which it stood immediately prior to such drawing.

 5.15     Guarantee

          If, under the Aircraft Lease Agreement, Lessee is required to provide Lessor with a Guarantee, Lessee will on or prior to the Delivery Date provide Lessor with the Guarantee.

 5.16     Late Payment Interest

          If Lessee fails to pay any amount payable under the Lease on the due date, Lessee will pay on demand from time to time to Lessor interest (both before and after judgement) on that amount, from the due date to the date of payment in full by Lessee to Lessor, at the Interest Rate. All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed in the month, assuming a 30 day month and a 360 day year.

 5.17     Currency

          (a) Except for Losses and expenses suffered or incurred by Lessor, which shall be payable by Lessee to Lessor in the currency and in the amount in which such Loss is suffered or incurred, all amounts payable to Lessor under the Lease shall be payable in Dollars in New York and payment in Dollars in New York is of the essence. Lessee must indemnify Lessor against any Loss Lessor suffers if:

                    (i) Lessor receives an amount relating to Lessee's obligations in a different currency from that in which payments should be made under the Lease; or

                    (ii) Lessee pays a judgement or claim in a different currency from that in which payments should be made under the Lease.

          (b) Lessee relinquishes any right to pay any amount under the Lease in a currency which is different from the currency provided in the Lease. Notwithstanding any such receipt, judgement or claim described in Section 5.17(a), Lessee shall have a separate obligation to pay, and Lessor shall have a separate claim against Lessee for, amounts to be indemnified by Lessee under this Section 5.17.

 5.18     Certificates

          Except where expressly provided in the Lease, any certificate or determination by Lessor as to any rate of interest or as to any other amount payable under the Lease will, in the absence of manifest error, be presumed to be correct.

 5.19     Appropriation

          If any sum paid or recovered by Lessor in respect of the liabilities of Lessee under the Lease is less than the amount then due, Lessor may apply that sum to amounts due under the Lease in such proportions and order and generally in such manner as Lessor may determine in its sole discretion.

 5.20     Set-off

          (a) In this sub-clause, references to Lessee will also include Lessee Affiliates.

          (b) Lessor may, without notice, set-off any obligations owed by Lessee under the Lease or under the Other Agreements against any obligation Lessor or any of its Affiliates owes Lessee under the Lease or under the Other Agreements, regardless of the place of payment or currency. Promptly after making any such set-off, Lessor shall notify Lessee thereof, including in such notice such information about the set-off as may be reasonably required to enable a reasonable person to identify the claims so set off and to verify the calculation of the set-off, but neither failure to give such notice nor any alleged defect in such notice shall affect the effectiveness of any such set-off.

          If the obligations are in different currencies, Lessor may convert either obligation at the market rate of exchange available in New York. If the amount of an obligation is unknown, Lessor may estimate the amount. Any difference between the estimated obligation and the actual obligation will be paid by either Lessor or Lessee, as appropriate, when the amount becomes known.

 5.21     Expenses

          Lessee will pay to Lessor on demand all reasonable expenses (including all legal fees and expenses and the fees and expenses of other professional advisers) that the Lessor suffers or incurs:

          (a) to deal with any amendments, extensions, consents or waivers that are required in connection with the Lease (but excluding any expenses incurred by Lessor or Owner in connection with any change in the ownership or financing of the Aircraft or a change in the Lease that is otherwise requested by Lessor or Owner, and in each case unrelated to any consent, waiver or amendment requested by Lessee or any other act or omission of Lessee) or to deal with any replacement of any Engine or Part (except for the replacement of an Engine by or at the request of Lessor prior to the Delivery Date);

          (b) for FAA counsel and otherwise to act upon any advice and obtain assistance to perfect the Lease in the State of Registry and the State of Incorporation (and any other appropriate place); and

          (c) in contemplation of, or otherwise in connection with, the enforcement or preservation of any of Lessor's rights under the Lease (including under Section 10) or in respect of the repossession of any Aircraft.

          All amounts payable pursuant to this Section 5.21 will be paid in the currency in which they are incurred by Lessor.

 6.       MANUFACTURER'S WARRANTIES

          (a) So long as no Default has occurred which is continuing, Lessor shall make available to Lessee during the Term the benefit of all manufacturer's warranties in relation to the repair or remedy of any defect in the Aircraft (including compensation for loss of use of the Aircraft) to the extent that it is permitted to do so. In furtherance of the foregoing, Lessor shall take such actions, at Lessee's cost and expense, as Lessee may reasonably request to make such warranties available to Lessee.

          (b) If a Default has occurred and is continuing Lessor may immediately recover from Lessee the proceeds of any warranty claims previously paid to Lessee to the extent that such claims relate to any defect in the Aircraft not fully and completely rectified by Lessee before such Default and Lessor may:

                    (i) retain for its own account any such proceeds previously paid to Lessor which would have been remitted to Lessee under this Section 6 in the absence of such Default; and

                    (ii) cause any proceeds of any pending claims to be paid to Lessor, rather than Lessee.

          (c) Lessee will take all steps at the end of the Term as may be reasonably required to ensure that the benefit of any warranties relating to the Aircraft which have not expired is vested in Lessor.

 7.       LESSOR'S COVENANTS

 7.1      Quiet Enjoyment

          So long as no Default has occurred and is continuing, Lessor will not interfere with Lessee's right to quiet use and possession of the Aircraft during the Term. Exercise by Lessor of its rights of inspection or other rights provided to it under the Lease in the absence of a Default shall not be considered to be a breach of the foregoing covenant. Lessee agrees that its only right with respect to a default by Lessor under the Lease is to make a claim against Lessor for actual damages resulting directly therefrom and in any event subject to Section 16.3 hereof, and Lessee hereby waives any and all other rights or remedies it may have under Section 2A-211 of the UCC or Sections 2A-508 through 2A-522 of the UCC or otherwise.

 7.2      Maintenance Contributions

          If, under the Aircraft Lease Agreement for the Aircraft, Lessee is required to pay Supplemental Rent, then provided no Default has occurred and is continuing, Lessor will pay such amounts, if any, as may be specified in the Aircraft Lease Agreement to Lessee by way of contribution to the cost of maintenance of the Aircraft, which payments, if any, shall be made in the amounts and in the manner specified in the Aircraft Lease Agreement.

 8.       LESSEE'S COVENANTS

 8.1 Duration: Lessee shall perform and comply, or cause its Permitted Sub-Lessee or maintenance contractor to perform and comply, with its undertakings and covenants in the Lease at all times during the Term. All such undertakings and covenants shall, except where expressly otherwise stated, be performed at the expense of Lessee.

 8.2      Information

          Lessee will:

          (a) provide Lessor with a Technical Report for the Aircraft within 15 days after the end of each calendar month throughout the Term and otherwise provide Lessor with a Technical Report for the Aircraft within thirty (30) days after Lessor's request therefor;

          (b)       provide Lessor with the Financial Information;

          (c) (i) notify Lessor of any Event of Loss and of any event which is likely to result in an insurance claim in excess of the Damage Notification Threshold promptly after the occurrence of any such event, (ii) consult with Lessor in the course of, and keep Lessor fully apprised as to the details of, any negotiations with its insurers or insurance brokers (and, in the case of repairable damage, with any applicable repair facility) with respect to any insurance claim arising out of such event, and (iii) obtain Lessor's prior approval before agreeing to any disposition of any insurance claim in excess of the Damage Notification Threshold;

          (d) upon the occurrence of any event which is likely to give rise to an insurance claim under any of the Insurances relating to the Aircraft, Lessee shall promptly execute and deliver all documents and instruments and take all such other action as may reasonably be required to initiate and process any such claim under the applicable insurance, and in any event, Lessee shall initiate such claim, execute such documents or instruments and take such other action promptly following a written request by Lessor that Lessee initiate such claim, execute such document or instrument or take such other action;

          (e) provide Lessor, upon request, with evidence that all Taxes and charges that are due and payable and were incurred by Lessee in connection with the Aircraft, its location and its operations, including those invoiced by airports and air traffic control authorities have been paid in full (or are being contested in good faith by appropriate proceedings in respect of which adequate reserves have been provided by Lessee and non-payment of which does not give rise to any risk of the Aircraft or any interest therein being sold, forfeited or otherwise lost or of criminal liability on the part of Lessor or Owner);

          (f) provide Lessor with such other information concerning the location, condition, use and operation of the Aircraft or concerning the business or financial affairs of Lessee, as Lessor may from time to time reasonably request;

          (g)       [NOT APPLICABLE];

          (h)       [NOT APPLICABLE];

          (i) notify Lessor promptly as to any material modification to Lessee's Maintenance Program (including, without limitation, any change from maintenance on a block format to maintenance on a phase-basis); provided, however, that Lessee shall not make any modifications to Lessee's Maintenance Program which may adversely affect the return conditions specified in Part III of Schedule A to the Aircraft Lease Agreement without prior consultation with Lessor. For the avoidance of doubt, changes to Lessee's Maintenance Program extending or shortening times between scheduled overhaul of Parts shall not be deemed to be material modification or to adversely affect the return conditions;

 8.3      Lawful and Safe Operation

          Lessee will operate the Aircraft for commercial purposes from the Delivery Date until the Return Occasion from a base within the State of Registry or from such other base outside the State of Registry pursuant to a sub-lease or a wet-lease complying with Section 8.4(a), provided, always that Lessee must not use or operate the Aircraft or suffer or permit the Aircraft to be used or operated:

          (a) in violation of any applicable Regulations or in a manner causing Lessor, Owner, any Financing Party or GECAS to be in violation of (i) any applicable Regulations of the United States, (ii) any applicable Regulations of any jurisdiction of which Lessee is notified in writing by Lessor as a jurisdiction applicable to Lessor, Owner, GECAS or any Financing Party, or (iii) any applicable Regulations of any other jurisdiction into which or over which the Aircraft is operated; provided, however, that nothing in Section 8.3(a)(ii) shall be deemed to require Lessee to comply with any Regulations of any jurisdiction other than the United States which pertain to the maintenance or modification of aircraft.

          (b) for any purpose for which the Aircraft was not designed or which is illegal;

          (c) to carry cargo which could reasonably be expected to damage the Aircraft;

          (d) in any circumstances or place where the Aircraft is not covered by the Insurances; or

          (e) for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of Lessee's or a Permitted Sub-Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other aircraft of the same type operated by Lessee or such Permitted Sub-Lessee, as the case may be.

 8.4      Subleasing

          (a) AT NO TIME PRIOR TO THE RETURN OCCASION WILL LESSEE SUB-LEASE, WET-LEASE OR OTHERWISE GIVE POSSESSION OR CONTROL OF THE AIRCRAFT OR ANY ENGINE TO, OR OTHERWISE PERMIT THE AIRCRAFT OR ANY ENGINE TO BE IN THE POSSESSION OR CONTROL OF, ANY PERSON EXCEPT:

                    (i) when the prior written consent of Lessor has been obtained, which consent shall not be unreasonably withheld (it being expressly acknowledged by Lessor and Lessee that the withholding of Lessor's consent in respect of any sub-lease or wet lease shall not be deemed to be unreasonable if the terms of such sub-lease do not comply with the conditions set out in Section 8.4(b) or the terms of such wet lease do not comply with Section 8.4(c), as the case may be); or

                    (ii) where the Aircraft or Engine is delivered to a manufacturer or maintenance facility for work to be done on it as required or permitted under the Lease; or

                    (iii) to a sub-lessee of the Aircraft to which Lessor consents in writing (a "PERMITTED SUB-LESSEE"), pursuant to a sub-lease to which Lessor consents in (a "PERMITTED SUB-LEASE"), which complies with the conditions set out in Section 8.4(b), and provided that no Default shall have occurred and be continuing at the commencement of such sub-lease;

                    (iv)      on a wet-lease which complies with Section 8.4(c);
                              or

                    (v)       with respect to an Engine, as permitted under
                              Section 8.11.

          (b) If Lessor grants its consent to a proposed sub-lessee and a proposed sub-lease, in addition to any conditions required by Lessor as part of any such consent of Lessor, each of the following conditions shall be required to be satisfied in relation to any Permitted Sub-Lease prior to any sub-leasing pursuant to this Section:

                    (i) NOTIFICATION: at least 30 days prior to entering into any Permitted Sub-Lease, Lessee shall give Lessor written notice, specifying the identity of the Permitted Sub-Lessee, the term of the Permitted Sub-Lease, the delivery date under the Permitted Sub-Lease and the habitual base of the Permitted Sub-Lessee;

                    (ii) TERM: the term of the Permitted Sub-Lease shall not be capable of extending beyond one month (or such shorter period as Lessor may agree (which agreement shall not be unreasonably withheld) in giving its consent to such Permitted Sub-Lease) before the Scheduled Expiry Date;

                    (iii)     FORM: a Permitted Sub-Lease shall:

                              (aa) not contain provisions inconsistent with the provisions of the Lease (but may impose additional or more stringent obligations on any Permitted Sub-Lessee than are imposed on Lessee under the Lease);

                              (bb) provide that no further subleases of the Aircraft by such Permitted Sub-Lessee are permitted; and

                              (cc)      include provisions substantially
                                        identical to or having substantially the same effect as Sections 2.1, 5.6, 5.7, 5.10, 5.12, 5.16, 5.17, 5.21, 8, 9, 10,
                                        11, 13, 15.1, 15.8 and 16 and Schedules
                                        2 (Section 1.1), 7 and 9 of the Lease
                                        (but the Permitted Sub-Lease may impose
                                        additional or more stringent obligations on any Permitted Sub-Lessee than are imposed on Lessee under the Lease);

                    (iv) SUBORDINATION AND ASSIGNMENT: the Permitted Sub-Lease shall provide that (aa) the Permitted Sub-Lease is subject and subordinate to the Lease in all respects and the rights of the Permitted Sub-Lessee under the Permitted Sub Lease are subject and subordinate in all respects to the rights of Lessor under the Lease; and (bb) prior to delivery of the Aircraft to the Permitted Sub-Lessee (as a condition precedent thereof), the Permitted Sub-Lessee shall provide an acknowledgement to Lessor and Owner in a form reasonably satisfactory to Lessor, confirming its agreement to this provision and confirming that, except to the extent, if any, that it receives a quiet enjoyment letter from Lessor pursuant to
                              Section 8.4(b)(v) below, its rights to possession of the Aircraft under the Permitted Sub-Lease will terminate immediately upon the termination of the Lease, and that it will redeliver the Aircraft to Lessor, upon notification from Lessor that an Event of Default has occurred and that it has, as a result thereof, terminated Lessee's right to possession of the Aircraft under the Lease (the "SUBORDINATION ACKNOWLEDGEMENT"). The Permitted Sub-Lease shall be assigned, as security, to Lessor for Lessee's obligations under the Lease, pursuant to an agreement reasonably acceptable to Lessor (the "SUB-LEASE ASSIGNMENT") (and, if applicable, Lessor's interest in such Sub-Lease Assignment may be reassigned, as security, to Owner and/or the Financing Parties' Representative);

                    (v) QUIET ENJOYMENT: the Permitted Sub-Lease shall provide that the Permitted Sub-Lessee shall have the right to quiet enjoyment of the Aircraft for so long as no Event of Default has occurred under the Lease; provided, however, that, upon request by a Permitted Sub-Lessee, Lessor shall, and shall cause the Financing Parties Representative (if applicable) to, execute and deliver to the Permitted Sub-Lessee a letter of quiet enjoyment in respect of the Permitted Sub-Lessee's use and possession of the Aircraft for so long as no event of default occurs under the Permitted Sub-Lease, notwithstanding the occurrence of an Event of Default under the Lease, in a form substantially similar to Section 7.1 hereof if Lessor is satisfied in its sole discretion as to (i) the creditworthiness of the Proposed Sub-

                              Lessee at the time of such request, (ii) the sufficiency of the rentals and other payment obligations, including indemnities under the Permitted Sub-Lease to discharge in full the Rent and the indemnity obligations of Lessee under the Lease, (iii) the installment frequency of the rent payable under the Permitted Sub-Lease, (iv) the acknowledgment of and agreement by the Permitted Sub-Lessee to be bound by the provisions of
                              Section 16 hereof, (v) the acknowledgment by each of the Permitted Sub-Lessee and the Lessee that Lessor shall have no greater liability to either Permitted Sub-Lessee or the Lessee in respect of Lessor's obligations under Section
                              7.1 hereof or under such letter than Lessor would have had under Section 7.1 in the absence of the Permitted Sub-Lease, (vi) the form and substance of the Subordination Acknowledgment, and (vii) the terms of the Permitted Sub-Lease in respect of the matters contemplated by this
                              Section 8.4(b);

                    (vi) OBLIGATIONS OF LESSEE: Lessee shall remain primarily liable under the Lease for the performance and observance of all its obligations to the same extent as if no Permitted Sub-Lease had been entered into. To the extent that the Permitted Sub-Lessee properly performs an obligation under the Permitted Sub-Lease, Lessor agrees that such performance shall also be regarded as discharging (to such extent) Lessee's corresponding obligation;

                    (vii) INSURANCES: all insurance requirements herein shall be complied with either by Lessee or by the Permitted Sub-Lessee as if references in the insurance provisions of the Lease to "Lessee" were references to "the Permitted Sub-Lessee", and Lessee shall provide or cause the Permitted Sub-Lessee to provide the insurance certificate and brokers' letter of undertaking referred to in
                              Section 9.3(c)(ii) at least five (5) Business Days prior to the commencement of the Permitted Sub-Lease;

                    (viii) REGISTRATION: there shall be no change in the registration of the Aircraft from its State of Registry;

                    (ix) REPOSSESSION OR POLITICAL RISK INSURANCE: if reasonably required by Lessor or if required of Lessor by Owner or the Financing Parties' Representative, repossession or political risk insurance, as the case may be, shall be obtained by Lessor at Lessee's cost, provided that repossession or political risk insurance, as the case may be, will not be required if the Permitted Sub-Lessee meets the requirements of Sections 8.7(iv) and (v). If repossession or political risk insurance is required, the Permitted Sub-Lease must provide that, if any such repossession or political risk, as the case may be, insurance cannot be obtained or renewed, a termination event will occur upon notice by Lessor to Lessee or the

                              Permitted Sub-Lessee of an inability to procure repossession or political risk, as the case may be, insurance;

                    (x) LEGAL OPINIONS: as a condition precedent to the effectiveness of the Permitted Sub-Lease, Lessee shall provide to Lessor the following legal opinions (at Lessee's or Permitted Sub-Lessee's expense) addressed to Lessor, Owner and the Financing Parties' Representative from counsel reasonably acceptable to Lessor;

                              (aa)      a legal opinion in relation to the
                                        Permitted Sub-Lease in form and
                                        substance reasonably satisfactory to,
                                        and containing such other matters set
                                        out in Schedule 8 requested by, Lessor
                                        and confirming further that each of the
                                        Subordination Acknowledgement, the
                                        Permitted Sub-Lease and the Sub-Lease
                                        Assignment is valid, binding and (except as limited by any equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' or lessors' rights generally) enforceable against Permitted Sub-Lessee and, in the case of the Sub-Lease Assignment, properly perfected as against Lessee;

                              (bb)      if the Habitual Base is not in the
                                        United States, one or more legal
                                        opinions in form and from counsel
                                        reasonably acceptable to Lessor to the
                                        effect, inter alia, that Lessor's,
                                        Owner's and Financing Parties'
                                        Representative's interests in the
                                        Aircraft will be recognized under the
                                        laws of such country or countries (it
                                        being expressly understood that there
                                        shall be no requirement that any single
                                        legal point or issue be covered in
                                        opinions from more than one counsel
                                        except to the extent, if any, that the
                                        laws of more than one jurisdiction may
                                        be at issue); and

                              (cc) such opinions as may be required under the Financing Documents.

                              Final forms of the foregoing opinion or opinions
                              (x) shall be forwarded promptly to Lessor at least five Business Days prior to the effective date of the Permitted Sub-Lease, and (y) may, if different opinions are required hereunder, be made by a single counsel qualified to render opinions in each such country;

                    (xi) FILINGS: Lessee shall co-operate with Lessor (at no cost to Lessor) in connection with the execution and filing of any documents reasonably required by Lessor to be executed and filed from time to time with any registry or authority in the Habitual Base, the State of Registration and State of Incorporation (of each of Lessee and the Permitted Sub-Lessee) in order to protect the interests of Lessor, Owner and Financing Parties' Representative in and to the Aircraft, the Lease or the Permitted Sub-Lease and/or to ensure the validity, enforcement or priority thereof;

                    (xii) EXPENSES: Lessee will pay to Lessor on demand all reasonable out of pocket expenses (including legal, survey and other costs) and Taxes payable or incurred by Lessor, Owner or Financing Parties' Representative in connection with the review and approval of the documentation required pursuant to this Section or otherwise incurred in connection with any requested sub-lease or the sub-leasing of the Aircraft thereunder, and will pay any Sublease Fee specified in the Aircraft Lease Agreement for such Aircraft;

                    (xiii) PERMITTED SUB-LEASE: Promptly after its execution, Lessee shall provide Lessor with a copy of the signed Permitted Sub-Lease;

                    (xiv) ACKNOWLEDGEMENT BY GUARANTOR: If a Guarantee is required under the Aircraft Lease Agreement, Lessee shall provide to Lessor at least five Business Days prior to the effective date of the Permitted Sub-Lease an acknowledgement by Guarantor of the Permitted Sub-Lease and confirmation that the Guarantee will remain in full force and effect during the term of such Permitted Sub-Lease;

                  (xv) FINANCING RESTRICTIONS AND REQUIREMENTS: If Lessee requests Lessor's consent to a sub-lease, it will not be unreasonable for Lessor to decline its consent to such sub-lease, if such sub-lease would result in a breach by Lessor of the restrictions contained in or give rise to any liability or adversely affect Lessor's rights or obligations or otherwise result in a detriment under any of the Financing Documents; and

                  (xvi) MAINTENANCE PROGRAM: Lessee shall, or shall cause the Permitted Sub-Lessee to, provide Lessor with such information as Lessor may reasonably request with respect to the Maintenance Program of the Permitted Sub-Lessee, and Lessor shall be reasonably satisfied with the Maintenance Program of the Permitted SubLessee.

          (c) Notwithstanding Section 8.4(a), Lessee shall be permitted to wet lease the Aircraft provided such wet lease constitutes an arrangement whereby Lessee agrees to furnish the Aircraft to a third party pursuant to which the Aircraft
                    (i) shall be operated solely by regular employees of Lessee possessing all current certificates and licenses that are required by applicable Regulations, including by the State of Registry, and shall remain in the operational control and possession of Lessee, (ii) shall be subject to insurance coverage as provided for in the Lease, (iii) shall be used and operated in accordance with the Lease and shall be maintained or caused to be maintained by Lessee in accordance with Lessee's Maintenance Program and Lessee's normal maintenance practices, (iv) shall not be subject to any change in its State of Registry, and (v) shall not be operated out of a Habitual Base located outside the United States; and provided always that, such arrangement is expressly subordinated to the Lease and the rights of Lessor and Owner thereunder and to the Aircraft, and Lessee provides Lessor with all opinions, certificates and other documents requested by Lessor which are required to be provided, and takes all other action requested by Lessor which is required of Lessee or Lessor under any Financing Document in connection with such a wet lease.

 8.5      Inspection

          (a) Lessee will permit Lessor's, Owner's and the Financing Parties' Representative representatives to inspect the Aircraft at any time. Unless a Default has occurred and is continuing, any such Person will give Lessee reasonable notice of inspection and will ensure that it does not result in a disruption to the scheduled operation or maintenance of the Aircraft. Lessee shall comply with the reasonable requests of Lessor's, Owner's and the Financing Parties' Representative representatives during the course of an inspection, including any request to travel on the flight deck of the Aircraft as an observer, subject, to any applicable Regulations and insurance requirements.

          (b) The cost of conducting an inspection shall be borne by Lessor, Owner or the Financing Parties, as the case may be, unless, as a result of that inspection, Lessee is found to be in material default of its obligations under the Lease in which case the cost shall be borne by Lessee.

          (c) No liability or obligation will be incurred by Lessor, Owner, Financing Parties' Representative or the Financing Parties, as the case may be, by reason of non-exercise by any of them of the inspection rights referred to in this Section.

 8.6      Ownership; Property Interests; Related Matters

          (a)       Lessee will:

                    (i) fix and maintain Nameplates containing the Nameplate Inscription in a prominent position in the cockpit or cabin of the Aircraft and on each Engine;

                    (ii) in any circumstance where such interests are relevant, take all reasonable steps to make sure that all relevant persons know about the interests of Owner, Lessor and Financing Parties Representative in the Aircraft; and

                    (iii) pay all navigation charges, air traffic control charges, landing charges or other amounts of any nature imposed by any Government Entity with respect to

                              Lessee, the Aircraft and/or the Lease except to the extent that, in the reasonable opinion of Lessor, such payment is being contested in good faith by appropriate proceedings in respect of which adequate reserves have been provided by Lessee and non-payment of which does not give rise to any material likelihood of the Aircraft or any interest therein being sold, forfeited or otherwise lost or of criminal liability on the part of Lessor or Owner.

          (b)       Lessee will not:

                    (i) represent that it is the owner of the Aircraft or that it has an economic interest (equivalent to ownership) in the Aircraft for Tax treatment or other purposes;

                    (ii) take any action or fail to take any action, other than action required under the Lease (including under Section 7.1) to be taken by Lessor, Affiliates of Lessor, Owner or a Financing Party, if such action or omission could result in a forfeiture or seizure of the Aircraft or otherwise similarly put Owner's and/or Lessor's and/or Financing Parties' Representative's rights or interests at risk;

                    (iii) represent to others that Owner, Lessor or Financing Parties' Representative is associated with or responsible for the business activities and/or flight operations of Lessee;

                    (iv) allow the Aircraft or Owner's, Lessor's or Financing Parties' Representative's interest in it or the Lease to, become or remain subject to any Security Interest (other than a Permitted Lien); or

                    (v) allow the name of any Person to be placed on the Aircraft or any Engine as a designation that could reasonably be interpreted as a claim of ownership or as a Security Interest; provided, that Lessee may place thereon, or allow a Permitted Sub-Lessee to place thereon, its customary livery, insignia and colors.

 8.7      General

                    Lessee will:

                    (i) maintain its business as a commercial scheduled airline, will preserve its corporate existence (other than as permitted in Section 8.7(vii) below) and will maintain all rights, privileges, licenses and franchises material thereto or material to performing its obligations under the Lease;

                    (ii) not operate, maintain, insure or deal with, or keep records with respect to, the Aircraft in a manner which discriminates against the Aircraft adversely insofar as

                              Lessor's, Owner's or Financing Parties' interests are concerned, when compared with the manner in which Lessee operates, maintains, insures or deals with, or keep records with respect to, similar aircraft, engines or parts in Lessee's fleet; provided, however, in the event that Lessee determines that any particular expenditure or modification may not be prudent during the last nine months prior to the Scheduled Expiry Date, then Lessor and Lessee shall discuss the issue and negotiate in good faith to agree on a mutually acceptable solution.

                    (iii) not change the location of its chief executive office from that described in the heading of the Aircraft Lease Agreement or otherwise be located (as defined in Section 9-103(3)(d) of the UCC) at any place in the United States other than the location described the heading of the Aircraft Lease Agreement, except upon 30 days prior written notice thereof to Lessor;

                    (iv) remain a Certificated Air Carrier and maintain its status so as to fall within the purview of Section 1110 of Title 11 of the U.S.C. or any analogous statute;

                    (v) remain a "citizen of the United States" as defined in Section 40102(a)(15)(c) of Title 49 of the U.S.C.;

                    (vi)      not liquidate or dissolve; and

                    (vii) not consolidate with or merge into or with any other corporation or other Person, and not convey, transfer, lease or otherwise dispose of all or substantially all of its property and other assets to, or acquire all or any substantial part of the property or other assets or capital stock of (if such acquisition is analogous in either purpose or effect to a consolidation or merger), any corporation or other Person, unless Lessee provides Lessor with written notice of such transaction promptly following Lessee's execution of a binding agreement or commitment to enter into any such transaction, which notice shall in any event be provided no later than 30 days prior to the effectiveness or consummation of any such transaction and which notice shall describe such transaction in reasonable detail and contain or be accompanied by evidence reasonably satisfactory to Lessor demonstrating that such transaction will comply with the following requirements of this Section and unless:

                              (x) such transaction shall not have any material adverse effect on the rights of Lessor, Owner or the Financing Parties' Representative under or in respect of the Lease or the Aircraft; and all applicable requirements of the Financing Documents shall have been complied with in connection therewith;

                              (y) the Person formed by or surviving such consolidation or merger or the Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets or stock (the "SUCCESSOR ENTITY"): (A) shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia; (B) immediately after giving effect to such transaction, shall be Lessee or shall have acquired or succeeded to all or substantially all of the property and other assets of Lessee (if such assets are being transferred) as an entirety, and shall have a tangible net worth (determined in accordance with GAAP) of not less than Lessee's tangible net worth (determined in accordance with
                                        GAAP) immediately prior to such
                                        transaction; (C) shall be a "citizen of
                                        the United States" of America as defined in Section 40102(a)(15)(c) of Title 49 of the U.S.C. and a Certificated Air Carrier; and (D) shall execute and deliver to Lessor such recordations and filings with any Governmental Entity and such other documents as Lessor determines shall be reasonably necessary or advisable to evidence, or in connection with, such consolidation, merger, sale, lease, transfer or other disposition and an agreement, in form and substance reasonably satisfactory to Lessor which is a legal, valid, binding and enforceable assumption by such Successor Entity of the due and punctual performance and observance of each covenant and condition of the Lease and the other related documents to which Lessee is a party, and an officer's certificate to such effect and to the effect that the other requirements of this Section have been satisfied, and a legal opinion from counsel to such effect and otherwise in such form and substance reasonably satisfactory to Lessor; and

                              (z) no Default shall have occurred and be continuing or shall occur as a result thereof.

 8.8      Records

          Lessee will keep all Aircraft Documents and Records:

          (a)       in English;

          (b)       according to good United States airline practice; and

          (c) so they meet the requirements of applicable Regulations (including FAR 91.417) and Lessee's Maintenance Program.

 8.9      Protection

          Lessee will:

          (a) take all actions requested by Lessor that are within Lessee's control to keep the Aircraft registered with the Air Authority in the name of Owner and, if applicable, subject to the first-priority Security Interest in favor of Financing Parties' Representative; and

          (b) make any and all filings required to be made with the Air Authority registry that are within its control and take all other actions within its control that are necessary or advisable to reflect on the Air Authority registry any change in the ownership of the Aircraft, or in the interests of Lessor, Owner or the Financing Parties' Representative in the Lease or the Aircraft, any modification to the Aircraft (such as the permanent replacement of any Engine or Part in accordance with the Lease) or as a result of any change in applicable Regulation. Lessor will bear any costs incurred as a consequence of a transfer by Lessor, Owner or the Financing Parties' Representative of the interests of Lessor, Owner or the Financing Parties' Representative in the Lease or the Aircraft or a change in the identity of Lessor, Owner or the Financing Parties' Representative (in each case, unrelated to the replacement of any Engine or Part or a Default), and Lessee will bear any other costs incurred in complying with this Section, including in connection with the replacement of any Engine or Part.

 8.10     Maintenance and Repair

          Lessee will maintain, overhaul and repair the Aircraft (or arrange for the Aircraft to be maintained, overhauled and repaired, through the Maintenance Performer), so that:

          (a) the Aircraft is kept in as good operating condition and repair as the condition of the Aircraft as at Delivery and after giving effect to any post-Delivery modifications, repairs or maintenance paid for or otherwise provided by or on behalf of Lessor, except for ordinary wear and tear;

          (b) the Lessee has a current certificate of airworthiness (issued by the Air Authority in the appropriate public transport category) for the Aircraft;

          (c) the Aircraft complies with (i) all applicable Regulations including the standard stipulated by FAR Part 121 Subpart
                    L and any other rules and regulations of the FAA and, subject to the provisions of Section 8.10(d), in at least the same manner and with at least the same care, including record keeping, maintenance scheduling, modification status and technical condition, as is the case with respect to similar aircraft owned or otherwise operated by Lessee and as if Lessee were to retain and continue operating the Aircraft in its fleet after the Expiry Date, including all maintenance to the Airframe, any Engine or any Part required to maintain all warranties, performance guaranties or service life policies that are assigned by Lessor to Lessee in full force and effect; and
                    (ii) the requirements of all Airworthiness Directives and all service bulletins designated by the State of Design or State of Registry as "mandatory," and to be carried out before the Return Occasion or the Scheduled Expiry Date, whichever is later, or within a period of 180 days after the Return Occasion or the Scheduled Expiry Date, whichever is later; and

          (d) all maintenance is carried out according to Lessee's Maintenance Program in at least the same manner and with at least the same care, including maintenance scheduling, modification status and technical condition, as is the case with respect to similar aircraft owned or otherwise operated by Lessee; provided, however, in the event that Lessee determines that any particular expenditure or modification may not be prudent during the last nine months prior to the Scheduled Expiry Date, then Lessor and Lessee shall discuss the issue and negotiate in good faith to agree on a mutually acceptable solution.

 8.11     Removal of Engines and Parts

          (a)       GENERAL: Lessee must replace, within one hundred and five
                    (105) days thereof, any Engine that has suffered an Engine Event of Loss in accordance with Section 8.11(b), and any Part which is permanently removed from the Aircraft must be replaced in accordance with Section 8.11(b). Any Part which otherwise is lost, stolen, destroyed, seized, obsolete, confiscated, damaged beyond repair or permanently rendered unfit for any reason, must be replaced in accordance with
                    Section 8.11(b). Any Engine or Part may be installed on another aircraft Lessee owns or leases in accordance with
                    Section 8.11(c). Lessee may temporarily install an engine or part in accordance with Section 8.11(d). Lessee shall obtain from any Person to whom possession of an Engine is given (other than (i) any Maintenance Performer to whom an Engine is delivered for maintenance, repair or overhaul,
                    (ii) the Engine Manufacturer, or (iii) any other Person to whom an Engine is given solely for purpose of transporting the Engine), and from the lessor of any airframe on which an Engine is installed and from any holder of a Security Interest in any airframe on which an Engine is installed, an agreement in writing (which agreement, in the case of a lease or Security Interest, may be contained in the applicable lease or Security Interest agreement covering such airframe) that such Person will not acquire or claim any rights, title or interest in such Engine as a result of such Engine being installed on such other airframe at any time while such Engine is subject to the Lease. In the event Lessee shall have received from a lessor of or secured party holding a Security Interest in any airframe leased to Lessee or owned by Lessee a written agreement pursuant to the foregoing sentence and the lease or Security Interest covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to such Security

                    Interest in favor of the secured party under such Security Interest, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim as against such lessor or secured party, any rights, title or interest in any such engine as a result of such engine being installed on the Airframe at any time while such engine is owned by such lessor and subject to such lease or such Security Interest in favor of such secured party.

          (b) PERMANENT REPLACEMENT: If Lessee permanently replaces an Engine or Part:

                    (i) in the case of an Engine, the replacement engine must be of the same manufacturer and model, or at Lessee's option an engine of an improved model, and have equivalent or better remaining useful life and modification status as the Engine it replaces, and is otherwise of an equivalent or better value and utility and suitable for installation and use on the Airframe without impairing the value or utility of the Airframe and compatible with the remaining installed Engine(s);

                    (ii) in the case of a Part, the replacement part must be in good operating condition, have a value and utility the same or better than the Part it is replacing, be of the same or a more advanced make and model and be of the same interchangeable modification status as the Part it is replacing;

                    (iii) the replacement engine or part must have become and remain, until replaced in accordance with this Section, the property of Owner free from Security Interests (other than Permitted Liens), and subject to the applicable Financing Documents;

                    (iv) Lessee must have full details of the source and maintenance records of the replacement engine or part and in the case of serialized rotable parts, also have a complete service history; and

                    (v) Lessee must comply with the requirements of the Financing Documents in connection with any such replacement including to provide such legal opinions and other documents as may be required under the Financing Documents.

          (c) OTHER AIRCRAFT: An Engine or Part may be installed on an aircraft which Lessee owns or leases if:

                    (i)       no Event of Default has occurred and is
                              continuing;

                    (ii) Lessee or a Permitted Sub-Lessee has operational control over the aircraft;

                    (iii) Owner keeps the ownership of the Engine or Part concerned until replaced in accordance with
                              Section 8.11(b);

                    (iv) the Engine or Part does not become subject to a Security Interest and the applicable airframe is not subject to any Security Interest except a Permitted Lien or a lease or Security Interest described in Section 8.11(a) above; and

                    (v)       the Engine or Part is replaced in accordance with
                              Section 8.11(b) or is removed from the aircraft as soon as practicable under Lessee's engine rotation program but not later than the Expiry Date.

          (d) TEMPORARY REPLACEMENT: Lessee may install any engine or part on the Aircraft as a temporary replacement if:

                    (i)       no Event of Default has occurred and is
                              continuing;

                    (ii) there is not available an engine or part complying with the requirements of the Lease for a replacement Engine or Part;

                    (iii) it would result in an unreasonable disruption of the operation of the Aircraft or the business of Lessee to have the Aircraft grounded until such time as an engine or part complying with the requirements of the Lease for a replacement Engine or Part becomes available for installation;

                    (iv) as soon as practicable (under Lessee's engine rotation program in the case of an engine) after an engine or part is installed on the Aircraft, but before the earlier of sixty (60) days after such temporary replacement or the Expiry Date, Lessee removes that engine or part and replaces it with the original Engine or Part (or by an engine or part which is allowed by Section 8.11(b)); and

                    (v) the Insurances for the Aircraft are not adversely affected.


          (e) POOLING/INTERCHANGE: Lessee shall not subject any Engine or Part to any pooling, interchange, lease or similar arrangement unless Lessee obtains Lessor's prior written consent thereto, which consent shall not be unreasonably withheld.

          (f) ENGINES: Notwithstanding anything to the contrary set forth in Sections 8.11(c) and (d) above, so long as no Default shall have occurred and be continuing, any Engine may remain installed on an aircraft other than the Aircraft, and any auxiliary power unit may remain installed on the Aircraft indefinitely during the Term; provided, however, (i) upon the occurrence of any Default, Lessee shall promptly, and in any case within sixty (60) days following the occurrence of such Default, cause each Engine to be re-installed on the Aircraft, or, at Lessee's election, cause any of the Engines to be replaced by a replacement Engine meeting the requirements of, and in accordance with, Section 8.11(b), and (ii) in any event Lessee shall cause such Engine to be either re-installed on the Aircraft or replaced by a replacement Engine meeting the requirements of, and in accordance with, Section 8.11(b) on or before the Expiry Date.

          (g) APU: Notwithstanding anything to the contrary set forth in Sections 8.11(c) and (d) above, so long as no Default shall have occurred and be continuing, the APU may remain installed on an aircraft other than the Aircraft, and any auxiliary power unit may remain installed on the Aircraft indefinitely during the Term; provided, however, (i) upon the occurrence of any Default, Lessee shall promptly, and in any case within sixty (60) days following the occurrence of such Default, cause the APU to be re-installed on the Aircraft, or, at Lessee's election, cause the APU to be replaced by a replacement auxiliary power unit meeting the requirements of, and in accordance with, Section 8.11(b), and (ii) in any event Lessee shall cause the APU to be either re-installed on the Aircraft or replaced by a Replacement APU meeting the requirements of, and in accordance with, Section 8.11(b) on or before the Expiry Date.

 8.12     Equipment Changes

          Lessee will not make any modification or addition to the Aircraft (each an "EQUIPMENT CHANGE"), except for an Equipment Change which:

                    (i)       is expressly permitted or required by the Lease;
                              or

                    (ii) has (x) a cost (including labor) of less than the Modification Approval Amount or (y) the prior written approval of Lessor, and (z) in either case, does not diminish the condition, utility, airworthiness or value of the Aircraft.

          So long as no Default has occurred and is continuing, Lessee may remove or reverse any Equipment Change provided that the Equipment Change is not required pursuant to the terms of the Lease or to maintain the Insurances and removal or reversal does not diminish the value, utility, airworthiness or condition of the Aircraft assuming that such Equipment Change was not made and that Aircraft is maintained in accordance with the Lease. Furthermore, Lessor may require Lessee to remove or reverse any Equipment Change on the Expiry Date and to restore the Aircraft to its condition prior to that Equipment Change. Any Equipment Change not so removed or reversed becomes the property of Lessor or Owner, as the case may be, at the Expiry Date.

 8.13     Title on an Equipment Change

          Title to any equipment that is installed on the Airframe shall, except in the case of an engine or an auxiliary power unit or a temporary replacement of a Part or any In-Flight Equipment, vest in Owner solely by virtue of its attachment to the Airframe or an Engine and it shall then be subject to the Lease and, if applicable, the Financing Documents, as if it were attached to the Aircraft at Delivery. In the case of any replacement of an Engine or the APU pursuant to Section 8.11(b), and otherwise if so requested by Lessor, Lessee will provide a properly executed bill of sale or similar instrument to evidence the vesting of good and marketable title, free and clear of Security Interest (except Lessor Liens), to any such Replacement Engine, Replacement APU or other equipment in Owner and all documents required under the Financing Documents. After Lessor has determined that Lessee has permanently replaced an Engine or the APU in accordance with Section 8.11(b) and this Section 8.13, Lessor will, or will procure that Owner will, without recourse or warranty (except as to the absence of Lessor's Liens), transfer to Lessee or will procure that Owner will transfer to Lessee all of Lessor's or Owner's, as the case may be, rights to the engine or the auxiliary power unit that has been replaced, on an AS IS, WHERE IS basis, and will at Lessee's expense provide or will procure that Owner provides a bill of sale or similar instrument as Lessee may reasonably request to evidence such transfer. Lessee shall indemnify, on an After-Tax Basis, Lessor, Owner and each other Tax Indemnitee for all fees, expenses and Taxes incurred by Lessor, Owner or any other Tax Indemnitee in connection with any such transfer.

 8.14     Inflight Equipment

          (a) Notwithstanding any other provision of this Agreement, Lessor acknowledges that Lessee may at any time during the Term install a telephone system and/or an inflight entertainment system for passenger use (collectively, the Inflight Equipment) on the Aircraft notwithstanding that the Inflight Equipment may not be owned by Lessee provided that:

                    (i) Lessee shall give Lessor notice of the installation of any Inflight Equipment on the Aircraft and the name and address of the owner of such Inflight Equipment;

                    (ii) the documents pursuant to which the owner of the Inflight Equipment installs same on the Aircraft shall provide that such owner shall not have any lien, security interest, claim or other encumbrance on or against the Aircraft, and such owner only right with respect to the Aircraft shall be to remove the Inflight Equipment from the Aircraft and, such documents shall also provide that such owner shall remove the Inflight Equipment from the Aircraft not later than the earlier of (A) thirty (30) days after notice from Lessor of the occurrence of an Event of Default, and (B) the Expiry Date;

                    (iii) such right of removal is subject to and conditioned upon such owner restoring, or causing Lessee to restore, all alterations made to the Aircraft in connection with the installation of the Inflight Equipment to the condition prior to the installation thereof (ordinary wear and tear excepted).

          (b)       Lessor acknowledges that at all times:

                    (i) the owner of the Inflight Equipment has and will retain sole and exclusive right and title to and in the Inflight Equipment;

                    (ii) the Inflight Equipment shall not constitute a Part or a part of the Aircraft;

                    (iii) title to the Inflight Equipment shall not transfer to or from Lessor pursuant to Clauses 8.12 and 8.13; and

                    (iv) the Inflight Equipment shall not become subject to the Security Interest of any Person to whom Lessor grants a Security Interest in the Aircraft pursuant to Clause 14.1.

 9.       INSURANCE

 9.1      Insurance

          Lessee will maintain the Insurance in full force during the Term, and thereafter as expressly required in the Lease, which Insurance shall be of the type usual and customary in the industry for comparable operators operating similar equipment in similar circumstances, and shall be through reputable brokers and insurers of recognized standing in the commercial aviation insurance industry. The Insurance shall in any event meet the requirements set forth in Schedule 7.

 9.2      [NOT APPLICABLE]

 9.3      Insurance Undertakings and Information: Lessee will:

          (a) comply with the terms and conditions of each policy of any Insurance and not do, consent or agree to any act or omission which:

                    (i)       invalidates or may invalidate any Insurance; or

                    (ii) renders or may render void or voidable the whole or any part of any Insurance; or

                    (iii) brings any particular liability within the scope of an exclusion or exception to any Insurance;

          (b) not take out any insurance or reinsurance in respect of the Aircraft other than that which is required under the Lease which adversely affects the Insurance required to be maintained hereunder; provided, however, Lessee may purchase a separate "hull total loss" policy with respect to the Aircraft in such amount as Lessee may desire;

          (c) commence renewal procedures at least 30 days prior to expiry of any of the Insurance and provide to Lessor:

                    (i) if requested by Lessor in writing, a written status report of renewal negotiation as of the time of the request;

                    (ii)      [NOT APPLICABLE];

                    (iii) receipt of certificates of insurance (and where appropriate certificates of reinsurance), and broker's (and any reinsurance broker's) letter of undertaking in a form acceptable to Lessor, detailing the coverage and confirming compliance with the specified insurance requirements of the Lease and, in the case of the broker's letter of undertaking, opining that the Insurance complies with the requirements of the Lease on or before each renewal date;

          (d) on reasonable request, provide to Lessor copies of documents or other information evidencing the Insurances; and

          (e) provide any other insurance and reinsurance related information, or assistance, in respect of the Insurance as Lessor may reasonably require.

 9.4      Failure to Insure

          If Lessee fails to maintain any of the Insurance in compliance with the Lease:

          (a) each of the Indemnitees will be entitled but not bound (without prejudice to any other rights of Lessor under the Lease) to pay the premiums due or to effect and maintain insurance satisfactory to such Indemnitee or otherwise remedy Lessee's failure in such manner (including, without limitation to effect and maintain an "owner's interest" policy) as such Indemnitee considers appropriate. Any sums so expended by any such Indemnitee will become immediately due and payable by Lessee on demand by Lessor together with interest thereon at the Interest Rate, from the date of expenditure by such Indemnitee up to the date of reimbursement by Lessee; and

          (b) Lessor at any time while such failure is continuing may require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by Lessor until the failure is remedied to Lessor's reasonable satisfaction.

 9.5      Continuing Indemnity

          Lessee shall effect and maintain product legal liability insurance after the Expiry Date with respect to its liability under Section 10 (INDEMNITY) for two years, and such insurance shall name each Indemnitee as an additional insured.

 10.      INDEMNITY

          (a) Except as provided in Section 10(b) below, Lessee agrees to assume liability for and to indemnify each of the Indemnitees against and agrees to pay on demand any and all Losses which an Indemnitee may at any time suffer or incur at any time, whether directly or indirectly, arising out of, related to or in any way connected with:

                    (i) the ownership, maintenance, overhaul, service, repair, delivery, possession, transfer of ownership or possession, import, export, registration, control, storage, modification, leasing, insurance, inspection, testing, design, date processing, sub leasing, use, condition, redelivery or other matters relating to the Aircraft, any Engine or any Part (regardless of whether in the air or on the ground, and regardless of whether such Losses are based on strict liability in tort, any act or omission, including the negligence, of any Indemnitee, or otherwise); or

                    (ii) any breach by the Lessee of any of its obligations under the Lease; or

                    (iii) the design, testing or use of or any article or material in, the Aircraft, any Engine or any Part or its use or operation, including any defect in design and regardless of whether it is discoverable, and any infringement of patent, copyright, trademark, design or other proprietary right claimed by any Person or a breach of any obligation of confidentiality claimed to be owed to any Person.

                              For the avoidance of doubt, the reference to "ownership" in clause (i) shall not require Lessee to indemnify Lessor in respect of (y) any defect in Lessor's or Owner's title to the Aircraft or (z) any decline in residual value of the Aircraft if Lessee shall have fully complied with its obligations under the Lease.

          (b) Lessee is not required to indemnify any particular Indemnitee (provided that (i) Lessor and its Subsidiaries and Affiliates and its and their officers, directors, representatives, agents, partners, contractors and employees shall be treated as a single Indemnitee, and (ii) each Financing Party and its shareholders, subsidiaries, affiliates, partners, contractors, directors, officers, representatives, agents and employees shall be treated as a single Indemnitee) under this Section, to the extent a particular Loss is:

                    (i) caused solely by the willful misconduct of that Indemnitee or gross negligence of that Indemnitee, other than gross negligence imputed to that Indemnitee by reason of its interest in the Aircraft or the Lease;

                    (ii) caused solely by Lessor's breach of the Lease which does not result from a Default;

                    (iii) related to any Taxes (but without prejudice to any Indemnitee's rights under any other provision of this Lease relating to Taxes);

                    (iv) caused solely by an event which occurs before the commencement of the Term (except where the Loss is suffered during the Term as a result of a pre-Delivery defect in or such Loss otherwise arises out of or relates to or is any way connected with the manufacture, design, maintenance, repair, rebuilding, overhaul or modification of the Aircraft);

                    (v) caused solely by an event which occurs after the redelivery of the Aircraft to Lessor in compliance with the Lease and is not attributable to any act, omission, event or circumstance occurring prior to such redelivery;

                    (vi) caused solely as a result of any sale, assignment, transfer or other disposition (whether voluntary or involuntary) by such Indemnitee of the Aircraft or Engine or any interest therein that is not a replacement thereof under the Lease or is otherwise not contemplated under the Lease, and unless such sale, transfer or other disposition has resulted from or occurred following a Default; or

                    (vii) consists of normal administrative costs and expenses of such Indemnitee (but excluding any such costs or expenses resulting from the occurrence of any Default); or

                    (viii) consists of costs or expenses for which Lessor has expressly agreed to be responsible under any other provision of the Lease.

 11.      EVENTS OF LOSS

 11.1     Events of Loss

          (a) If an Event of Loss occurs prior to Delivery of the Aircraft, the Lease will immediately terminate and except as expressly stated in the Lease neither party will have any further obligation other than pursuant to Section 5.21 and
                    Section 3 of Schedule 4, except that Lessor will return the Deposit (if any) to Lessee and return to Lessee or cancel any Letter of Credit.

          (b) If an Event of Loss occurs after Delivery, Lessee will pay the Agreed Value to Lessor on or prior to the earlier of (i) sixty (60) days after the Event of Loss and (ii) the date of receipt of insurance proceeds in respect of that Event of Loss.

          (c) Subject to the rights of any insurers and reinsurers or other third party, upon irrevocable payment in full to Lessor of the Agreed Value and all other amounts which may be or become payable to Lessor under the Lease, and if Lessee requests such transfer, Lessor will, or will procure that Owner will, without recourse or warranty (except as to the absence of Lessor's Liens) transfer to Lessee or will procure that Owner transfers to Lessee or to Lessee's designee legal and beneficial title, subject to no Lessor's Liens (but otherwise without warranty), to the Aircraft, on an AS IS, WHERE IS basis, and will at Lessee's expense, execute and deliver or will procure that Owner executes and delivers such bills of sale and other documents and instruments as Lessee may reasonably request to evidence (on the public record or otherwise) such transfer, free and clear of all rights of Lessor and Owner and Lessor Liens. Lessee shall indemnify, on an After-Tax Basis, Lessor, Owner and each other Tax Indemnitee for all fees, expenses and Taxes incurred by Lessor, Owner or any other Tax Indemnitee in connection with any such transfer.

 11.2     Requisition

          During any requisition for use or hire of the Aircraft, any Engine or Part which does not constitute an Event of Loss:

          (a) the Rent and other charges payable under the Lease will not be suspended or abated either in whole or in part, and Lessee will not be released from any of its other obligations (other than operational obligations with which Lessee is unable to comply solely by virtue of the requisition); and

          (b) so long as no Default has occurred and is continuing, Lessee will be entitled to any compensation paid by the requisitioning authority in respect of such authority's use of the Aircraft, such Engine or such Part during the Term. Lessee will, as soon as practicable after the end of any such requisition, cause the Aircraft to be put into the condition required by the Lease. Lessor will be entitled to all compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and Lessor will apply such compensation in reimbursing Lessee for the cost of complying with its obligations under the Lease in respect of any such change, but, if any Default has occurred and is continuing, Lessor may apply the compensation in or towards settlement of any amounts owing by Lessee under the Lease and/or under any Other Agreement.

 12.      RETURN OF AIRCRAFT

 12.1     Return

          On the Expiry Date or redelivery of the Aircraft pursuant to Section
          13.2 or termination of the leasing of the Aircraft under the Lease, Lessee will, unless an Event of Loss has occurred, redeliver the Aircraft and the Aircraft Documents and Records at Lessee's expense to Lessor at the Redelivery Location, in accordance with the procedures and in compliance with the conditions set forth in the Aircraft Lease Agreement, free and clear of all Security Interests (other than Lessor Liens) and in a condition qualifying for and having a valid and fully effective certification of airworthiness under FAR Part 121. Lessor shall commence the Final Inspection in accordance with the Aircraft Lease Agreement promptly upon Lessee making the Aircraft and the Aircraft Documents and Records available for the Final Inspection provided that Lessee gives

          Lessor no less than thirty (30) days prior written notice of the availability of the Aircraft and the Aircraft Documents and Records for such inspection.

 12.2     Non-Compliance

          If at the time of Final Inspection Lessee has not fully complied with any of its obligations under the Lease (including, without limitation, Part III of Schedule A to the Aircraft Lease Agreement), or Lessee fails to make the Aircraft available to Lessor on a timely basis for inspection and redelivery pursuant to Section 12.1 and Part III of Schedule A to the Aircraft Lease Agreement (whether such failure is due to any act or omission of Lessee or any other circumstance whatsoever), the Term shall be extended until the time when the Aircraft has been redelivered to Lessor in full compliance with the Lease, for the sole purpose of enabling such non-compliance or failure to be promptly rectified, and during such extension period:

          (a) Lessee shall not use the Aircraft in flight operations except those related directly to the redelivery of the Aircraft to Lessor;

          (b) all Lessee's obligations and covenants under the Lease will remain in full force until Lessee so redelivers the Aircraft; and

          (c) Lessee shall pay Rent to Lessor at a rate per month equal to the amount of Rent payable in respect of the last scheduled Rental Period plus 50 per cent thereof, calculated on a per diem basis; provided, however, with respect to the portion of such extension, if any, attributable solely to a good faith dispute between Lessor and Lessee as to the meaning of some particular language in the Lease applicable to the return of the Aircraft, whether set forth in Part III of Schedule A to the Aircraft Lease Agreement or elsewhere (but not, for the avoidance of doubt, in respect of any dispute as to the result or outcome of any inspection or check required in connection with the Final Inspection under the Lease), Lessee shall pay to Lessor Rent, calculated on a per diem basis, at 50% of the rate otherwise applicable, which rate shall be equal to (i) 50% of the rate applicable to the last scheduled Rental Period, without giving effect to the 50% premium required in the introductory clause of this paragraph (c), if as of the Scheduled Expiry Date the Aircraft is in full compliance with the requirements of the Lease for return to Lessor (other than the item in dispute), and (ii) 50% of the rate specified in the introductory clause of this paragraph (c), or 75% of the rate applicable to the last scheduled Rental Period, if the rate specified in the introductory clause of this paragraph (c) becomes applicable as of the Scheduled Expiry Date due to Lessee's failure to comply with its obligations in respect of the Final Inspection in a timely manner or the Aircraft otherwise fails to comply as of the Scheduled Delivery Date with the requirements of the Lease for return to Lessor in any respect other than in reference to the disputed language. For so long as the Aircraft remains non-compliant with any requirements of the Lease other than those that are the subject of the disputed language, Lessee shall pay to Lessor Rent in the amount specified in the introductory clause of this paragraph (c), and the Rent rate specified in this clause (ii) shall become applicable, if at all, only from and after such time as the Aircraft is brought into compliance with all requirements of the Lease for return to Lessor (including, but not limited to, Part III of Schedule A to the Aircraft Lease Agreement) other than the with respect to the items that are the subject of the disputed language, such that the disputed language remains as the sole cause in the delay in the return of the Aircraft to Lessor.

         Any such extension shall not prejudice Lessor's right to treat such non-compliance or failure as an Event of Default at any time, and to enforce such rights and remedies as may be available to Lessor in respect thereof under the terms of the Lease or applicable Law. Without limiting the generality of the foregoing, Lessee's Rent obligation under paragraph (c) above shall be without prejudice to Lessor's rights to terminate the letting of the Aircraft and to indemnification pursuant to Section 13.3.

         Lessor may elect (either on first tender of the Aircraft by Lessee or at any time during the said extension period) to accept redelivery of the Aircraft notwithstanding non-compliance with Section 12.1 or Part III of Schedule A to the Aircraft lease Agreement, in which case Lessee will indemnify Lessor on an After-Tax Basis, and provide cash to Lessor (in an amount satisfactory to Lessor) as security for that indemnity, in respect of the cost to Lessor of putting the Aircraft into the condition required by the Lease.

 12.3    Redelivery

         Upon redelivery Lessee will provide to Lessor, upon Lessor's request, all documents necessary to export the Aircraft from the United States (including a valid and subsisting export certificate of airworthiness for the Aircraft) or required in relation to the deregistration of the Aircraft with the Air Authority.

 12.4    Acknowledgement

         Provided Lessee has complied with its obligations under Section 12 hereof and Part III of Schedule A to the Aircraft Lease Agreement, following redelivery of the Aircraft by Lessee to Lessor at the Redelivery Location, Lessor will deliver to Lessee an acknowledgement confirming that Lessee has redelivered the Aircraft to Lessor in accordance with the Lease which acknowledgement shall be without prejudice to Lessor's accrued and continuing rights under the Lease or any Other Agreement.

 13.      DEFAULT

 13.1     Events

          The occurrence of any of the Events of Default will constitute a repudiation (but not a termination) of the Lease by Lessee (whether the occurrence of any such Event of Default is voluntary or involuntary or occurs by operation of Law or pursuant to or in compliance with any judgement, decree or order of any court or any order, rule or regulation of any Government Entity).

 13.2     Rights and Remedies

          If an Event of Default occurs, Lessor may at its option (and without prejudice to any of its other rights under the Lease), at any time thereafter (without notice to Lessee except as required under applicable Law):

          (a) accept such repudiation and by notice to Lessee and with immediate effect cancel the leasing of the Aircraft (but without prejudice to the continuing obligations of Lessee under the Lease), whereupon all rights of Lessee under the Lease shall cease; and/or

          (b) proceed by appropriate court action or actions to enforce performance of the Lease including the payment of all Rent and all other amounts payable to Lessor or any Indemnitee pursuant to the terms of the Lease; and/or

          (c) proceed by appropriate court action or actions to recover damages for the breach of the Lease which shall include:

                    (i) all Rent and other amounts which are or become due and payable hereunder prior to the earlier to occur of the date Lessor sells or re-leases the Aircraft or receives payment of the amount calculated pursuant to clause (ii) below;

                    (ii) an amount equal to the aggregate Rent for the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee to Lessor, less the applicable amount set forth below:

                              A. in the event that Lessor has re-let the Aircraft on terms (other than rental payment terms) which, taken as a whole, Lessor reasonably regards as being substantially similar to the material economic terms of the Lease (taking into account factors affecting the degree of risk associated with such re-lease and/or the residual value of the Aircraft thereunder, but excluding the rental payment terms), an amount equal to the aggregate basic rental payments to become due under such re-lease for the period coinciding with the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee; or

                              B. in the event that Lessor has not re-let the Aircraft or has sold the Aircraft or has re-let the Aircraft on terms which, taken as a whole, Lessor does not reasonably regard as being substantially similar to the material economic terms of the Lease (taking into account factors affecting the degree of risk associated with such re-lease and/or the residual value of the Aircraft thereunder, but excluding the rental payment terms), an amount equal to the fair market rental value (determined pursuant to the Appraisal Procedure) of the Aircraft for the period commencing with the date that Lessor reasonably anticipates that the Aircraft could be re-let at such rental rate and ending with the date that the Term was scheduled to expire (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee.

                    (iii) all costs and other incidental damages associated with Lessor's exercise of its remedies hereunder or otherwise incurred by Lessor as a result of an Event of Default, including repossession costs, legal fees, Aircraft storage, maintenance and insurance costs, Aircraft re-lease or sale costs (including, in the case of a release, any costs incurred to transition the Aircraft to the next operator's maintenance program) and Lessor's internal costs and expenses (including the cost of personnel time calculated based upon the compensation paid to the individuals involved on an annual basis and a general Lessor overhead allocation), all such costs and incidental damages being referred to herein collectively as "Enforcement and Remarketing Costs";

                    (iv) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to Lessor's financing of the Aircraft, all such amounts being referred to herein collectively as "Unwind Expenses";

                    (v) any loss, cost, expense or liability, or damage to Lessor's residual interest in the Aircraft, sustained by Lessor due to Lessee's failure to maintain the Aircraft in accordance with the terms of this Agreement or Lessee's failure to redeliver the Aircraft in the condition required by this Agreement, including any consequential loss of revenues or profits, all such amounts being referred to herein collectively as "Aircraft Condition Damages"; and

                    (vi) such additional amount, if any, as may be necessary to place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under this Agreement; and/or

          (d)       either:

                    (i) enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and, at Lessor's sole option, remove the same (and/or any engine which is not an Engine but which is installed on the Airframe, subject to the rights of the lessor or secured party thereof), all without liability accruing to Lessor for or by reason of such entry or taking of possession whether for the restoration of damage to property, conversion or otherwise, caused by such entry or taking, except damages caused by gross negligence or willful misconduct; or

                    (ii) by delivering notice to Lessee, require Lessee to redeliver the Aircraft to Lessor at Phoenix Sky Harbor International Airport in Phoenix, Arizona (or such other location as Lessor may require) on the date specified in such notice and in all respects in the condition required by the Lease upon the Return Occasion (it being understood that Lessee shall not delay any such return for the purpose of placing the Aircraft in such condition, but shall nevertheless be liable to Lessor for the failure of the Aircraft to be in such condition); and/or

          (e) sell at private or public sale, as Lessor may determine, or hold, use, operate or lease to others the Aircraft as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee; and/or

          (f) by written notice to Lessee specifying a payment date (which shall be a date not earlier than five (5) Business Days following the date of such notice), Lessor may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor on the payment date specified in such notice (in lieu of the Rent due for the period commencing after the date specified for payment in such notice) the sum of the following amounts:

                    (i) all Rent and other amounts which are or are expected to become due and payable hereunder prior to the payment date specified by Lessor;

                    (ii) an amount equaling the aggregate Rent for the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the payment date specified by Lessee to Lessor, less the applicable amount set forth below:

                              A. in the event that Lessor has re-let the Aircraft on terms (other than rental payment terms) which, taken as a whole, Lessor reasonably regards as being substantially similar to the material economic terms of the Lease (taking into account factors affecting the degree of risk associated with such re-lease and/or the residual value of the Aircraft thereunder, but excluding the rental payment terms), an amount equal to the aggregate basic rental payments to become due under such re-lease for the period coinciding with the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee; or

                              B. in the event that Lessor has not re-let the Aircraft or has sold the Aircraft or has re-let the Aircraft on terms which, taken as a whole, Lessor does not reasonably regard as being substantially similar to the material economic terms of the Lease (taking into account factors affecting the degree of risk associated with such release and/or the residual value of the Aircraft thereunder, but excluding the rental payment terms), an amount equal to the fair market rental value (determined pursuant to the Appraisal Procedure) of the Aircraft for the period commencing with the date that Lessor reasonably anticipates that the Aircraft could be re-let at such rental rate and ending with the date that the Term was scheduled to expire (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee;

                    (iii) an amount equal to Lessor's reasonably anticipated Enforcement and Remarketing Costs, Unwind Expenses and Aircraft Condition Damages; and

                    (iv) such additional amount, if any, as may be necessary to place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under this Agreement;

                    (v) it being understood that, to the extent that any of the foregoing amounts represents an estimate by Lessor of losses, damages, costs or expenses which Lessor expects to incur, (y) Lessor shall adjust the amount thereof as needed to reflect the actual amount of such losses, damages, costs or expenses incurred by Lessor when substantially all of such amounts become known to Lessor, but Lessee shall nevertheless be obligated to pay the amount demanded by Lessor (subject to such subsequent adjustment in which (i) amounts, if any, actually paid by Lessee to Lessor upon such demand as may exceed the actual amount of losses, damages, costs or expenses incurred by Lessor as finally determined by Lessor are refunded to Lessee or otherwise credited to the account of Lessee and
                              (ii) additional amounts, if any, as may be required to cure any shortfall between the estimated amounts paid by Lessee and the actual amount of losses, damages, costs or expenses incurred by Lessor as finally determined by Lessor are paid by Lessee to Lessor), and (z) notwithstanding the amount specified in such demand, Lessor shall be entitled to claim such other (and greater) amount in any action against Lessee hereunder; and/or

          (g) draw upon the Deposit or the Letter of Credit and apply such amounts to any amounts owing to Lessor hereunder and/or make demand against any Guarantor for any or all of the foregoing.

          In addition to the foregoing, Lessor shall be entitled to exercise such other rights and remedies as may be available under applicable Law and Lessee shall be liable on an After-Tax Basis for, and shall pay Lessor on demand: (i) interest on all unpaid amounts at the Interest Rate, from the due date until the date of payment in full;
          (ii) all reasonable legal fees and other reasonable costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto; and (iii) all reasonable expenses, disbursements, costs and fees incurred in (A) repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing the Aircraft, the Airframe, any Engine or Part to the condition required by Section 12 hereof and (B) preparing the Aircraft, the Airframe, an Engine or Part for sale or lease, advertising the sale or lease of the Aircraft, the Airframe, an Engine or Part and selling or releasing the Aircraft, the Airframe, an Engine or Part.

          Lessor is hereby authorized and instructed, but shall have no obligation, to make any expenditures which Lessor, in its sole discretion, considers advisable to repair and restore the Aircraft, the Airframe, an Engine or Part to the condition required by Section 12 hereof (it being understood that Lessee shall be liable for all such expenditures).

          Lessee hereby agrees that, in the event of the return to or repossession by Lessor of the Aircraft, the Airframe, an Engine or Part, any rights in any warranty (express or implied) previously assigned to Lessee or otherwise held by Lessee shall without further act, notice or writing be assigned or reassigned to Lessor, if assignable.

          No remedy referred to in this Section 13 is intended to be exclusive, but, to the extent permissible under the Lease or under applicable Law, each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at Law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies; provided, however, that nothing in this Section 13 shall be construed to permit Lessor to obtain a duplicate recovery of any element of damages to which Lessor is entitled. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default.

 13.3 Power of Attorney: Lessee hereby appoints Lessor as the attorney-in-fact of Lessee, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, for the purpose of carrying out the provisions of the Lease and taking any action and executing any instrument that Lessor may deem necessary or advisable to accomplish the purposes hereof; provided, however, that Lessor may only take action or execute instruments under this Section 13 after an Event of Default has occurred and is continuing. Lessee hereby declares that the foregoing powers are granted for valuable consideration, constitute powers granted as security for the performance of the obligations of Lessee hereunder and are coupled with an interest and shall be irrevocable. Without limiting the generality of the foregoing or any other rights of Lessor under the Lease, upon the occurrence and during the continuation of an Event of Default, Lessor shall have the sole and exclusive right and power to
          (i) settle, compromise, adjust or defend any actions, suits or proceedings relating to or pertaining to the Aircraft, Airframe or any Engine, or the Lease and (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to the Lease, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies.

 13.4     Sale or Re-Lease

          If an Event of Default occurs, Lessor may sell or re-lease or otherwise deal with the Aircraft at such time and in such manner and on such terms as Lessor considers appropriate in its absolute discretion, free and clear of any interest of Lessee, as if the Lease had never been entered into. Lessor shall have no duty or obligation to sell the Aircraft, and Lessor shall be obligated to attempt to re-lease the Aircraft only to the extent, if any, that it is required to do so under Article 2A of the UCC, and Lessee hereby disclaims any right to compel Lessor to sell or otherwise release the Aircraft.

 13.5     Removal of Lease from FAA Registry

          If an Event of Default occurs, Lessee will at the request of Lessor immediately take all steps necessary to enable the Aircraft to be redelivered to Lessor in accordance with and free and clear of the Lease and Lessee hereby irrevocably and by way of security for its obligations under the Lease appoints (which appointment is coupled with an interest) Lessor as its attorney-in-fact to execute and deliver any documentation and to do any act or thing not prohibited by Law required in connection with the foregoing during the continuance of an Event of Default. Without limiting the foregoing, Lessor may file with the FAA the Lease Termination Certificate provided to Lessor under the Lease.

 14.      TRANSFER

 14.1     Lessee

          LESSEE WILL NOT ASSIGN, DELEGATE OR OTHERWISE TRANSFER (VOLUNTARILY, INVOLUNTARILY, BY OPERATION OF LAW OR OTHERWISE) ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THE LEASE (INCLUDING THE AIRCRAFT LEASE AGREEMENT OR THIS CTA), OR CREATE OR PERMIT TO EXIST ANY SECURITY INTEREST OVER ANY OF ITS RIGHTS UNDER THE LEASE (INCLUDING THE AIRCRAFT LEASE AGREEMENT OR THIS CTA), AND ANY ATTEMPT TO DO SO SHALL BE NULL AND VOID. The foregoing shall not be construed to prohibit a Permitted Sub-Lease.

 14.2     Lessor

          Lessee acknowledges and agrees that Lessor will, if applicable under the Financing Documents, assign as security Lessor's interest in the Lease as described in the Acknowledgement and Agreement referred to in
          Schedule 3.

          In addition insofar as Lessee is concerned, Lessor may, without the consent of Lessee, further transfer all or any of its rights or obligations under the Lease or all or any of its right, title or interest in and to the Aircraft, including pursuant to:

          (a)       a sale and leaseback; or

          (b) a novation or assignment of the Lease and/or a sale of the Aircraft (including to a special purpose or securitization or monetization trust, fund, limited liability company, corporation, partnership or other vehicle or in connection with any other direct or indirect raising of capital); or

          (c)       a secured loan financing.

          Lessor will promptly notify Lessee of any transfer and Lessee agrees promptly to execute and deliver in connection with any transfer such documents and assurances (including an acknowledgement of the transfer and a certificate as to the absence of any Default under the Lease) and to take such further action as Lessor may reasonably request to establish or protect the rights and remedies created or intended to be created in favor of the transferee in connection with any transfer. After any transfer, the transferee shall be entitled to be an Indemnitee and to such other rights under the Lease as Lessor shall specify. Upon an assignment or novation described in clause (b), Lessor shall be released from all obligations and liabilities under the Lease to the extent such obligations and liabilities are assumed by such transferee, and the Lease, including this CTA as in effect at that time and as incorporated in the Aircraft Lease Agreement, shall be deemed applicable as between Lessee and the transferee of the Lease and may be amended, supplemented or otherwise modified without the consent of the transferor (if this CTA is applicable to the Other Agreements not so transferred, it shall remain in full force and effect and may be amended, supplemented or otherwise modified without the consent of the transferee). Notwithstanding any such assignment or novation, Lessor, Owner, Financing Parties' Representative and each other Indemnitee shall continue to be entitled to indemnification under Section 10, and shall continue to be named as an additional insured under all Insurances referred to in Section 9 for a period of not less than two years after such transfer. The agreements, covenants, obligations and liabilities contained in the Lease, including all obligations to pay Rent and indemnify each Indemnitee, are made for the benefit of Lessor (and, in the case of Section 10, each other Indemnitee) and its or their respective successors and assigns, notwithstanding the possibility that any such Person was not originally a party to the Lease or may, at the time such enforcement is sought, not be a party to the Lease.

 14.3     Conditions

          In connection with any such transfer by Lessor:

          (a) QUIET ENJOYMENT: as a condition precedent to such transfer becoming effective, Lessor will procure that the transferee or any new owner of the Aircraft or any new holder of a Security Interest in the Aircraft or any holder of an interest in the Aircraft or the Lease (by way of security or otherwise), as the case may be, shall in the case of a transferee that is the "Lessor" acknowledge Lessor's obligation under Section 7.1 or, if not the Lessor, execute and deliver to Lessee a letter of quiet enjoyment in respect of Lessee's use and possession of the Aircraft in a form substantially similar to Section 7.1 hereof;

          (b) COSTS: Lessor shall reimburse to Lessee its reasonable out-of-pocket expenses (including reasonable legal fees and expenses) actually incurred in connection with co-operating with Lessor in relation to any such transfer referred to in this Section 14, provided that such expenses are substantiated to Lessor's reasonable satisfaction;

          (c) RIGHTS OF LESSEE: as a condition precedent to any transfer becoming effective, such transfer shall not, at the time of the transfer, materially expand Lessee's obligations under the Lease or materially reduce Lessee's rights under the Lease, in each case as compared to what such obligations and rights would have been in the absence of such transfer; provided, however, that no transfer to any Person that meets the requirements of a "citizen of the United States" under 49 U.S.C. Section 40102(a)(15) shall be deemed to materially expand Lessee's obligations or materially restrict Lessee's rights under the Lease.

 15.      MISCELLANEOUS

 15.1     Survival

          Lessee's obligations under Section 3 of Schedule 4, under Sections 5.6, 5.7, 5.10, 5.21, 9.5, 10, 12, and 13.2 and under any other provision of the Lease providing for an obligation on the part of the Lessee to indemnify Lessor or any other Indemnitee shall survive the expiration or any termination of the Lease and continue in full force and effect.

 15.2     Waivers, Remedies Cumulative

          The rights of Lessor under the Lease may be exercised as often as necessary, are cumulative and not exclusive of its rights under any Law; and may be waived only in writing and specifically. Delay by Lessor in exercising, or non-exercise of, any such right will not constitute a waiver of that right.

 15.3     Delegation

          Lessor may delegate to any Person all or any of the rights, powers or discretion vested in it by the Lease, and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as Lessor in its absolute discretion thinks fit.

 15.4     Severability

          If a provision of the Lease is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

          (a) the legality, validity or enforceability in that jurisdiction of any other provision of the Lease; or

          (b) the legality, validity or enforceability in any other jurisdiction of that or any other provision of the Lease.

 15.5     Remedy

          If Lessee fails to comply with any provision of the Lease, Lessor may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of Lessor to treat such non-compliance as a Default, effect compliance on behalf of Lessee, whereupon Lessee shall become liable to pay immediately any sums expended by Lessor together with all costs and expenses (including legal fees and expenses) in connection with the non-compliance.

 15.6     Time of Essence

          The time stipulated in the Lease for all payments payable by Lessee and the prompt, punctual performance of Lessee's other obligations under the Lease are of the essence of the Lease.

 15.7     Notices

          All notices under, or in connection with, the Lease will, unless otherwise stated, be given in writing by means of a overnight courier service or facsimile. Any such notice is deemed effectively to be given when received by the recipient (or if receipt is refused by the intended recipient, when so refused).

          The addresses and facsimile and telephone numbers of Lessee and Lessor are as set forth in the Aircraft Lease Agreement.

 15.8     Governing Law; Jurisdiction; WAIVER OF JURY TRIAL

          (a) PURSUANT TO AND IN ACCORDANCE WITH SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE PARTIES HERETO AGREE THAT THE LEASE IN ALL RESPECTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES, AS APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK (EXCLUSIVE OF SECTION 7-101 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH IS INAPPLICABLE TO THE LEASE). THE PARTIES AGREE THAT THE LEASE WAS EXECUTED AND DELIVERED IN THE STATE OF NEW YORK.

          (b) Pursuant to and in accordance with Section 5-1402 of the New York General Obligations Law, Lessee and Lessor each agree that the United States District Court for the Southern District of New York and any New York state court sitting in the County of New York, New York, and all related appellate courts, are to have non-exclusive jurisdiction to settle any disputes arising out of or relating to the Lease and submits itself and its property to the non-exclusive jurisdiction of the foregoing courts with respect to such disputes.

          (c)       Without prejudice to any other mode of service, Lessee:

                    (i) appoints CT Corporation System, 1633 Broadway, New York, New York 10019, as its agent for service of process relating to any proceedings before the New York courts in connection with the Lease and agrees to maintain the process agent in New York notified to Lessor;

                    (ii) agrees that failure by a process agent to notify Lessee of the process shall not invalidate the proceedings concerned;

                    (iii) consents to the service of process relating to any such proceedings by prepaid mailing of a copy of the process to Lessee's agent at the address identified in paragraph (i) or by prepaid mailing by air mail, certified or registered mail of a copy of the process to Lessee at the address set forth in Section 15.7.

           (d)      [NOT APPLICABLE.]

           (e)      Each of Lessor and Lessee:

                    (i) waives to the fullest extent permitted by Law any objection which it may now or hereafter have to the courts referred to in Section 15.8(b) above on grounds of inconvenient forum or otherwise as regards proceedings in connection with the Lease;

                    (ii) waives to the fullest extent permitted by Law any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Lease brought in the courts referred to in Section 15.8(b); and

                    (iii) agrees that a judgement or order of any court referred to in Section 15.8(b) in connection with the Lease is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

          (f) Nothing in this Section 15.8 limits the right of either party to bring proceedings against the other in connection with the Lease:

                    (i)     in any other court of competent jurisdiction; or

                    (ii)    concurrently in more than one jurisdiction.

          (g)       Each of Lessee and Lessor irrevocably and unconditionally:

                    (i) agrees that if the other brings legal proceedings against it or its assets in relation to the Lease no sovereign or other immunity from such legal proceedings (which will be deemed to include suit, court jurisdiction, attachment prior to judgement, attachment in aid of execution of a judgement, other attachment, the obtaining of judgement, execution of a judgement or other enforcement or legal process or remedy) will be claimed by or on behalf of itself or with respect to its assets; and

                    (ii) waives any such right of immunity which it or its assets now has or may in the future acquire and agrees that the foregoing waiver shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and is intended to be irrevocable for the purposes of such Act.

          (h) EACH OF LESSEE AND LESSOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A JURY TRIAL IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LEASE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED THEREBY OR THE LESSOR/LESSEE RELATIONSHIP BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and other common law and statutory claims. Each of Lessor and Lessee represents and warrants that each has reviewed and voluntarily waives its jury trial rights following consultation with its legal counsel. THIS WAIVER IS IRREVOCABLE, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LEASE. In the event of litigation, this Section may be filed as a written consent to a trial by the court.

 15.9     Sole and Entire Agreement; True Lease; Section 1110

          (a) ENTIRE AGREEMENT: The Lease is the sole and entire agreement between Lessor and Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to that leasing. Any amendments to the Lease must be made in writing and signed on behalf of Lessor and Lessee.

          (b)       TRUE LEASE: The parties intend and agree that the Lease:

                    (i) constitutes a "true lease", and not a "security interest" as defined in Section 1-201(37) of the UCC;

                    (ii) constitutes a "true lease" for United States Federal income tax purposes; and

                    (iii) confers only a leasehold interest on Lessee in and to the Aircraft on and subject to the terms of the Lease, and no ownership or other interest with respect to the Aircraft is provided to Lessee under the Lease.

                    Lessee shall not file a tax return that is inconsistent with the provisions of this Section 15.9(b).

          (c) SECTION 1110: Lessee acknowledges that Lessor would not have entered into the Lease unless it had available to it the benefits of a lessor under Section 1110 of Title 11 of the

                    U.S.C. Lessee covenants and agrees with Lessor that to better ensure the availability of such benefits, Lessee shall not oppose any motion, petition or application filed by Lessor with any bankruptcy court having jurisdiction over Lessee whereby Lessor seeks recovery of possession of the Aircraft under said Section 1110, except in a situation in which Lessee shall have complied with the requirements of said Section 1110 to be fulfilled in order to entitle Lessee to continued use and possession of the Aircraft hereunder. In the event said Section 1110 is amended, or if it is repealed and another statute is enacted in lieu thereof, Lessor and Lessee agree to amend the Lease and take such other action not inconsistent with the Lease as Lessor reasonably requests so as to afford to Lessor the rights and benefits as such amended or substituted statute confers upon owners and lessors of aircraft similarly situated to Lessor.

 15.10    Indemnitees

          All rights expressed to be granted to each Indemnitee (other than Lessor) under the Lease are given to Lessor on behalf of that Indemnitee, and each Indemnitee is an express third party beneficiary thereof.

 15.11    Counterparts

          The Lease (including the Aircraft Lease Agreement and this CTA) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent, if any, that the Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in the Lease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the counterpart designated as the "original" on the signature page of the Aircraft Lease Agreement by Financing Parties' Representative, Owner or Lessor, as the case may be.

 15.12    Language

          All notices to be given under the Lease will be in English. All documents delivered to Lessor pursuant to the Lease (including any documents to be delivered pursuant to the Conditions Precedent) will be in English.

 16.      DISCLAIMERS AND WAIVERS

          LESSOR AND LESSEE AGREE THAT THE DISCLAIMERS, WAIVERS AND CONFIRMATIONS SET FORTH IN CLAUSES 16.1 TO 16.4 BELOW SHALL APPLY AT ALL TIMES DURING THE TERM. LESSEE'S ACCEPTANCE OF THE AIRCRAFT IN ACCORDANCE WITH SECTION 4.3 SHALL BE CONCLUSIVE EVIDENCE THAT

         LESSEE HAS FULLY INSPECTED THE AIRCRAFT AND EVERY PART THEREOF AND THAT THE AIRCRAFT, THE ENGINES, THE PARTS AND THE AIRCRAFT DOCUMENTS AND RECORDS ARE TECHNICALLY ACCEPTABLE TO LESSEE AND SATISFY THE DELIVERY CONDITION REQUIREMENTS AND ARE IN SUITABLE CONDITION FOR DELIVERY TO AND ACCEPTANCE BY LESSEE.

 16.1    Exclusion

         THE AIRCRAFT IS LEASED AND DELIVERED UNDER THE LEASE "AS IS, WHERE IS," AND LESSEE AGREES AND ACKNOWLEDGES THAT:

          (a) LESSOR WELL HAVE NO LIABILITY IN RELATION TO, AND LESSOR HAS NOT AND WILL NOT BE DEEMED TO HAVE ACCEPTED, MADE OR GIVEN (WHETHER BY VIRTUE OF HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THE LEASE OR OTHERWISE), ANY GUARANTEES, COVENANTS, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO, THE AIRCRAFT OR ANY ENGINE OR PART OR ANY SERVICES PROVIDED BY LESSOR UNDER THE LEASE, INCLUDING (BUT NOT LIMITED TO) THE TITLE (EXCEPT AS AND TO THE EXTENT EXPRESSLY PROVIDED IN SECTION 7.1), DESCRIPTION, AIRWORTHINESS, COMPLIANCE WITH SPECIFICATIONS, OPERATION, MERCHANTABILITY, QUALITY, FREEDOM FROM INFRINGEMENT OF PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHTS, FITNESS FOR ANY PARTICULAR USE OR PURPOSE, VALUE, DURABILITY, DATE PROCESSING, CONDITION, OR DESIGN, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP, THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY OTHER MATTER WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE) WITH RESPECT TO THE AIRCRAFT, ANY ENGINE OR ANY PART OR ANY SERVICES PROVIDED BY LESSOR UNDER THE LEASE; AND

          (b) LESSOR SHALL NOT HAVE ANY OBLIGATION OR LIABILITY WHATSOEVER TO LESSEE (WHETHER ARISING IN CONTRACT OR IN TORT, AND WHETHER ARISING BY REFERENCE TO NEGLIGENCE,
                    MISREPRESENTATION OR STRICT LIABILITY OF LESSOR OR OTHERWISE) FOR:

                    (i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR

                              DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH (EXCEPT FOR DIRECT DAMAGES DUE TO LESSOR'S BREACH AS AND TO THE EXTENT EXPRESSLY PROVIDED IN SECTION 4.4 OR 7.1 HEREOF);

                    (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO;

                    (iii) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR ANY OTHER DIRECT (EXCEPT FOR DIRECT DAMAGES DUE TO LESSOR'S BREACH AS PROVIDED IN SECTION 4.4 or 7.1), INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE; OR

                    (iv) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT, ANY ENGINE OR ANY PART.

 16.2    Waiver

         LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND LESSOR, ALL ITS RIGHTS IN RESPECT OF ANY CONDITION, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF LESSOR AND ALL CLAIMS AGAINST LESSOR HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF ANY OF THE MATTERS REFERRED TO IN SECTION 16.1.

 16.3    Disclaimer Of Consequential Damages

         LESSEE AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, FOR INTERRUPTION OF SERVICE, LOSS OF BUSINESS, LOST PROFITS OR REVENUES OR CONSEQUENTIAL DAMAGES (AS DEFINED IN SECTION 2A-520 OF THE UCC OR OTHERWISE) AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY LESSOR OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF LESSOR CONTAINED IN THE LEASE (INCLUDING A BREACH BY LESSOR UNDER SECTION 4.4 OR 7.1).

 16.4    Confirmation

         LESSEE CONFIRMS THAT IT IS FULLY AWARE OF THE PROVISIONS OF THIS
         SECTION 16 AND ACKNOWLEDGES THAT RENT AND OTHER AMOUNTS PAYABLE UNDER THE LEASE HAVE BEEN CALCULATED BASED ON ITS PROVISIONS.

 16.5     Limitation

          LESSOR HEREBY EXPRESSLY AGREES AND ACKNOWLEDGES THAT NOTHING IN THIS
          SECTION 16 SHALL DEROGATE FROM LESSOR'S OBLIGATIONS UNDER, OR OTHERWISE LIMIT LESSOR'S LIABILITY IN RESPECT OF, SECTIONS 2.2, 4.4(c), 7.1, 7.2,14.2 or 14.3 HEREOF OR SECTION 2(c) OF SCHEDULE 4 HERETO.

 17.      BROKERS AND OTHER THIRD PARTIES

 17.1     No Brokers

          Each of the parties hereby represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of the Lease, to any Person (other than fees payable to legal advisers or portfolio services).

 17.2     Indemnity

          Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, reasonable legal fees and expenses) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the Lease or the Aircraft, if such claim, suit, damage, cost or expense arises out of any breach by the indemnifying party, its employees or agents of Section 17.1.





                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           THE SIGNATURE PAGE FOLLOWS.

IN WITNESS WHEREOF the parties hereto have executed the Common Terms Agreement on the date shown at the beginning of the document.

 GENERAL ELECTRIC CAPITAL CORPORATION

 By:     /s/  [illegible]
       --------------------------------
 Name:        [illegible]
       --------------------------------
 Title:          Vice President
       --------------------------------


 ALOHA AIRLINES, INC

 By:
       --------------------------------
 Name:
       --------------------------------

 Title:
       --------------------------------

 IN WITNESS WHEREOF the parties hereto have executed the Common Terms Agreement on the date shown at the beginning of the document.

 GENERAL ELECTRIC CAPITAL CORPORATION


 By:
       --------------------------------
 Name:
       --------------------------------

 Title:
       --------------------------------


 ALOHA AIRLINES, INC.


 By:   /s/    Brenda F. Cutwright
       --------------------------------
 Name:       Brenda F. Cutwright
       --------------------------------

 Title:   Exec. Vice President & CFO
       --------------------------------





 By:    /s/   James M. King
       --------------------------------
 Name:         James M. King
       --------------------------------

 Title:   VP Planning & Development
       --------------------------------

                             SCHEDULE 1
                             DEFINITIONS

 The following words and expressions have the respective meanings set forth below:

 ACT means the Federal Aviation Act of 1958, as amended, and as recodified in Title 49 U.S.C. pursuant to Public Law 103-272, or any similar legislation of the United States enacted in substitution or replacement thereof.

 AFFILIATE means as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 50% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

 AFTER-TAX BASIS means in the case of any amount payable on an "After-Tax Basis" to or for the benefit of any Person (including any amount payable pursuant to this definition) that the total amount paid shall be such that the Person actually realizes the amount payable, after deduction from the total amount paid of the net amount of all Taxes required to be paid by such Person with respect to the receipt or accrual by it of such amount.

 AGREED VALUE has the meaning given in the Aircraft Lease Agreement.

 AIR AUTHORITY means the FAA.

 AIRCRAFT has the meaning given in the Aircraft Lease Agreement.

 AIRCRAFT DOCUMENTS AND RECORDS means the documents, data and records identified in the list attached to the Certificate of Technical Acceptance, and any other documents and records Lessee is required to maintain under Section 8.8, and all additions, renewals, revisions and replacements from time to time made to any of the foregoing in accordance with the Lease.

 AIRCRAFT LEASE AGREEMENT means the specific aircraft lease agreement for the Aircraft entered or to be entered into between the parties hereto or Affiliates thereof.

 AIRFRAME means the Aircraft, excluding the Engines and Aircraft Documents and Records.

 AIRFRAME STRUCTURAL CHECK has the meaning given in the Aircraft Lease
 Agreement.

 AIRFRAME SUPPLEMENTAL RENT has the meaning given in the Aircraft Lease
 Agreement.


                                      1-1

 AIRWORTHINESS DIRECTIVE means an airworthiness directive issued by the State of Design or the State of Registry.

 ANNUAL SUPPLEMENTAL RENT ADJUSTMENT has the meaning given in the Aircraft Lease Agreement.

 APPRAISAL PROCEDURE means the following procedure for determining the "fair market rental value" of the Aircraft pursuant to Sections 13.2 and 13.4 of the
 CTA: (a) Lessor shall select an independent aircraft appraiser in its sole and absolute discretion who shall make a determination of "fair market rental value" of the Aircraft; and (b) the fees and expenses of the appraiser shall be paid by Lessee. "Fair market rental value" shall mean the value determined by an appraisal completed on an "as-is" and "where-is" basis.

 APU means the auxiliary power unit installed on the Aircraft on the Delivery Date and any replacement auxiliary power unit installed on the Aircraft and title to which is transferred to Owner in accordance with the Lease.

 APU SUPPLEMENTAL RENT has the meaning given in the Aircraft Lease Agreement.

 ASSUMED UTILIZATION has the meaning given in the Aircraft Lease Agreement.

 ASSUMED RATIO has the meaning given in the Aircraft Lease Agreement.

 BUSINESS DAY means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York or Honolulu, Hawaii are authorized or required by Law to be closed.

 "C" CHECK means a block "C" check in accordance with Lessee's Maintenance Program or, if the Lessee's Maintenance Program is not based on the Manufacturer's Maintenance Planning Document on a block basis, in accordance with the Manufacturer's Maintenance Planning Document.

 CERTIFICATE OF TECHNICAL ACCEPTANCE means a certificate of technical acceptance in the form of Part 1 or Part 2, as applicable, of Schedule 5.

 CERTIFICATED AIR CARRIER means any Person (except the United States Government) that is a "citizen of the United States of America" (as defined in Section 40102 of Title 49 of the U.S.C.) and holding a Certificate of Public Convenience and Necessity issued under Section 41102 of Title 49 of U.S.C. by the Department of Transportation or any predecessor or successor agency thereto, and an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 of U.S.C. or, in the event such certificates shall no longer be applicable, any Person (except the United States Government) that is a citizen of the United States (as defined in Section 40102 of Title 49 of the U.S.C.) and legally engaged in the business of transporting for hire passengers or cargo by air predominantly to, from or between points within the United States of America, and, in either event, operating commercial jet aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, which also is certificated so as to entitle Lessor, as a lessor, to the benefits of
 Section 1110 of Title 11 of U.S.C. with respect to the Aircraft.


                                      1-2

 CONDITIONS PRECEDENT means Lessee Conditions Precedent and Lessor's Conditions Precedent, collectively, or any of them, as the context may require.

 CYCLE means one take-off and landing of the Aircraft.

 DAMAGE NOTIFICATION THRESHOLD has the meaning given in the Aircraft Lease Agreement.

 DEDUCTIBLE AMOUNT has the meaning given in the Aircraft Lease Agreement.

 DEFAULT means any Event of Default or any event or circumstance which, with the giving of notice and/or lapse of time and/or determination of materiality and/or fulfillment of any other condition, would constitute an Event of Default.

 DEFECT means any defect or non-conformity with the Delivery Condition Requirements notified by Lessee to Lessor during the Pre-Delivery Procedure.

 DELIVERY means delivery of the Aircraft by Lessor to Lessee under the Lease.

 DELIVERY CONDITION REQUIREMENTS has the meaning given in the Aircraft Lease Agreement.

 DELIVERY DATE means the date on which Delivery occurs.

 DELIVERY LOCATION has the meaning given in the Aircraft Lease Agreement.

 DEPOSIT has the meaning given in the Aircraft Lease Agreement.

 DISCOUNT RATE has the meaning given in the Aircraft Lease Agreement.

 DOLLARS AND $ means the lawful currency of the United States.

 ENGINE means, whether or not installed on the Aircraft:

     (a) each engine of the manufacture and model specified in the Aircraft Lease Agreement for the Aircraft which Lessor offers to Lessee for delivery with the Airframe on the Delivery Date, such engines being described as to serial numbers on the Certificate of Technical Acceptance; and

     (b) any Replacement Engine, with effect from the time when title thereto has passed to Owner in accordance with the Lease;

 and in each case includes all modules and Parts from time to time belonging to or installed in that engine but excludes any properly replaced engine title to which has passed to Lessee pursuant to the Lease.

 ENGINE CYCLE means operation of an engine on an aircraft from and including a take-off to and including the landing of that aircraft.


                                      1-3

 ENGINE EVENT OF LOSS means the occurrence, with respect to the Engine only, whether or not installed on the Airframe, of any of those events described in the definition of Event of Loss.

 ENGINE FLIGHT HOUR means each hour or part thereof an Engine is operated, elapsing from the moment the wheels of an aircraft on which such Engine is installed leave the ground until the wheels of such aircraft next touch the ground.

 ENGINE LLP REPLACEMENT has the meaning given in Section 7.2(ii);

 ENGINE LLP SUPPLEMENTAL RENT has the meaning given in the Aircraft Lease Agreement.

 ENGINE REFURBISHMENT means all scheduled and unscheduled off the wing Engine maintenance and repair accomplished for each module in accordance with the performance restoration or full overhaul sections of the Manufacturer's workscope planning guide.

 ENGINE SUPPLEMENTAL RENT has the meaning given in the Aircraft Lease Agreement.

 EQUIPMENT CHANGE has the meaning given in Section 8.12.

 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

 EVENT OF DEFAULT means any event or condition specified in Schedule 9.

 EVENT OF LOSS means with respect to the Aircraft (including for the purposes of this definition the Airframe):

     (a) the actual or constructive, compromised, arranged or agreed total loss of the Aircraft; or

     (b) the Aircraft being destroyed, damaged beyond reasonable economic repair as determined by Lessor or permanently rendered unfit for normal use for any reason whatsoever; or

     (c) the Aircraft being condemned, confiscated or requisitioned for title, or title to the Aircraft being otherwise compulsorily acquired by the government of the State of Registry or any other Government Entity; or

     (d) the Aircraft being hijacked, stolen, confiscated, detained, seized, condemned or requisitioned for use or hire for the lesser of (i) a period of more than 30 days (or 60 days in the case of requisition for use or hire by the government of the State of Registry) or (ii) a period equal to or exceeding the remaining balance of the Term; or

     (e) as a result of any rule, regulation, order or other action by the FAA the use of the Aircraft by Lessee or any Permitted Sub Lessee shall have been prohibited for a period of twelve (12) consecutive months.


                                      1-4

 EXPIRY DATE means the Scheduled Expiry Date or, if earlier (i) the date when Lessor acting in accordance with the provisions of the Lease, terminates the leasing of the Aircraft to Lessee under the Lease, or (ii) subject to the provisions of Section 11.1 and 11.2, the date when Lessor receives the Agreed Value together with any other amounts then due and unpaid under the Lease and the Other Agreements following an Event of Loss; provided, that if the Term is extended pursuant to Section 12.2, the Expiry Date shall be extended to the date to which the Term is extended pursuant to Section 12.2.

 FAA means the Federal Aviation Administration of the United States and any successor thereof.

 FAR means the Federal Aviation Regulations set forth in Title 14 of the United States Code of Federal Regulations, as amended and modified from time to time.

 FINAL DELIVERY DATE has the meaning given in the Aircraft Lease Agreement.

 FINAL INSPECTION has the meaning given in Section 1.1 of Part III of Schedule A to the Aircraft Lease Agreement.

 FINANCIAL INDEBTEDNESS means any indebtedness in respect of:

     (a)  moneys borrowed or raised;

     (b) any liability under any debenture, bond, note, loan stock, acceptance, documentary credit or other security;

     (c) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession (exclusive of trade payables); or

     (d) any guarantee, indemnity or similar assurance against financial loss of any person in respect of the above.

 FINANCIAL INFORMATION means:

     (a) as soon as available but not in any event later than 60 days after the last day of each fiscal quarter of Lessee, the consolidated financial statements of Aloha Airgroup, Inc. (consisting of a balance sheet and statements of operations and of retained earnings and cash flows) prepared for the most recent previous fiscal quarter certified by a qualified financial officer of Aloha Airgroup, Inc. as being true and correct and fairly presenting its financial condition and results of operation in accordance with GAAP (subject to year end adjustments); and

     (b) as soon as available but not in any event later than 120 days after the last day of each fiscal year of Lessee, the audited combined financial statements of Aloha Airgroup, Inc. (consisting of a balance sheet and statements of operations and of retained earnings and cash flows), prepared for the fiscal year then most recently ended certified by the independent auditors of Aloha Airgroup, Inc. without qualification.


                                      1-5

 FINANCING DOCUMENTS (if applicable) has the meaning given in the Aircraft Lease Agreement.

 FINANCING DOCUMENTS CONTEST RIGHTS (if applicable) has the meaning given in the Aircraft Lease Agreement.

 FINANCING DOCUMENTS INDEMNITY AMOUNTS (if applicable) has the meaning given in the Aircraft Lease Agreement.

 FINANCING DOCUMENTS TAX AMOUNTS (if applicable) has the meaning given in the Aircraft Lease Agreement.

 FINANCING PARTIES (if applicable) has the meaning given in the Aircraft Lease Agreement.

 FINANCING PARTIES' REPRESENTATIVE (if applicable) has the meaning given in the Aircraft Lease Agreement.

 FINANCING STATEMENTS means Uniform Commercial Code Financing Statements in respect of the Lease and the Aircraft and Engines leased thereunder prepared in a form acceptable for filing with the applicable Government Entities in the state in which Lessee's chief executive office is located (as the term "chief executive office" is defined in Article 9 of the Uniform Commercial Code as in effect in such state) and such other jurisdictions as Lessor shall reasonably require.

 FLIGHT HOUR means each hour or part thereof elapsing from the moment the wheels of the Aircraft leave the ground on take off until the wheels of the Aircraft next touch the ground.

 GAAP means generally accepted accounting principles in the United States.

 GE CAPITAL means General Electric Capital Corporation.

 GECAS means either or both of GE Capital Aviation Services, Limited and GE Capital Aviation Services, Inc.

 GOVERNMENT ENTITY means:

     (a) national government, political subdivision thereof, or local jurisdiction therein;

     (b) any instrumentality, board, commission, court, or agency of any of the above, however constituted; and

     (c) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant.


                                      1-6

 GUARANTEE means, if applicable, a guarantee by the Guarantor in form and substance reasonably acceptable to Lessor and references to the Guarantee include reference to any replacement or re-issued guarantee.

 GUARANTOR (if applicable) has the meaning given in the Aircraft Lease
 Agreement.

 HABITUAL BASE means the jurisdiction in which the Aircraft's primary aircraft operations center is located.

 INDEMNITEE has the meaning given in the Aircraft Lease Agreement.

 INTEREST RATE has the meaning given in the Aircraft Lease Agreement.

 INSURANCE means the insurance in respect of the Aircraft in form and substance satisfactory to Lessor, and includes any insurance and reinsurance required by
 Section 9 and Schedule 7.

 LANDING GEAR means the landing gear assembly of the Aircraft excluding any rotable components.

 LANDING GEAR SUPPLEMENTAL RENT has the meaning given in the Aircraft Lease Agreement.

 LAW means and includes (a) any statute, decree, constitution, regulation, order, judgement or other directive of any Government Entity; (b) any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above.

 LC AMOUNT has the meaning given in the Aircraft Lease Agreement.

 LEASE means the Aircraft Lease Agreement for the Aircraft (of which this CTA forms a part), any schedules or documents executed pursuant to the Schedules hereto or pursuant to the Aircraft Lease Agreement, any Lease Supplement to the Lease (including Lease Supplement No. 1), and any side letters related to the Lease.

 LEASE SUPPLEMENT means any Lease Supplement executed and delivered with respect to, the Lease.

 LEASE SUPPLEMENT NO. 1 means a Lease Supplement No. 1 substantially in the form of Schedule 12.

 LEASE TERMINATION CERTIFICATE means a Lease Termination Certificate substantially in the form of Schedule 11 in respect of the Lease.

 LESSEE means the Person named as Lessee in the Aircraft Lease Agreement.

 LESSEE AFFILIATE means any Subsidiary or other Affiliate for the time being of Lessee.

 LESSEE CONDITIONS PRECEDENT means the conditions specified in Part B of
 Schedule 3.


                                      1-7

 LESSEE'S MAINTENANCE PROGRAM means the Maintenance Program specifically approved by the Air Authority for maintenance of the Aircraft by Lessee, or at any time that a Permitted Sub-Lease approved by Lessor and meeting the requirements of Section 8.4(b) is in effect, by the Permitted Sub-Lessee under such Permitted Sub-Lease.

 LESSOR means the Person named as Lessor in the Aircraft Lease Agreement.

 LESSOR CONDITIONS PRECEDENT means the conditions specified in Part A of
 Schedule 3.

 LESSOR LIEN means (i) any Security Interest whatsoever from time to time created by Lessor or Owner in connection with the financing of the Aircraft, including the Financing Documents, and (ii) any other Security Interest in the Aircraft which (a) results from acts of or claims against Lessor or Owner or any affiliate of Lessor or Owner that do not relate to the transactions contemplated by the Lease or by any other contract or agreement between Lessee or any affiliate of Lessee and Lessor or Owner or any affiliate of Lessor or Owner and (b) is not attributable to Lessee or Lessee's use or possession of the Aircraft.

 LESSOR/OWNER TAX JURISDICTION has the meaning given in the Aircraft Lease Agreement.

 LESSOR TAXES means Taxes for which Lessee is not obligated to indemnify Lessor and/or Owner and/or a Financing Party as provided in Section 5.7(c).

 LETTER OF CREDIT means any letter of credit issued in relation to the Lease pursuant to Section 5.14 and any replacement or renewal of that letter of credit.

 LOSSES means any and all cost, expense (including any and all reasonable legal fees and expenses and the fees and expenses of other professional advisers), claims, proceedings, losses, liabilities, obligations, damages (whether direct, indirect, special, incidental or consequential), suits, judgements, fees, penalties or fines (whether criminal or civil) of any kind or nature whatsoever, including any of the foregoing arising or imposed with or without any Indemnitee's fault or negligence, whether passive or active or under the doctrine of strict liability.

 MAINTENANCE CONTRIBUTIONS means, as and if applicable, all amounts payable by Lessor pursuant to Section 7.2.

 MAINTENANCE PERFORMER means (i) any of the Persons identified on Schedule 14 hereto (until such time as Lessor delivers written notice to Lessee of the removal of any such Person from the list of Maintenance Performers), or (ii) such other mutually acceptable Persons as may be added to Schedule 14 hereto from time to time (Lessee shall advise Lessor in writing of any request to add a Person to Schedule 14 and Lessor shall respond in writing).

 MAINTENANCE PROGRAM means an Air Authority approved maintenance program for the Aircraft and encompassing scheduled maintenance, condition-monitored maintenance, and/or on-condition



                                      1-8
 maintenance of Airframe, Engines and Parts, including servicing, testing, preventive maintenance, repairs, structural inspections, system checks, overhauls, approved modifications, engineering orders, airworthiness directives, corrosion control, inspections and treatments.

 MAJOR CHECKS means any C-check, multiple C-check or heavier check (including structural inspections and CPCP) suggested for commercial aircraft of the same model as the Aircraft by its manufacturer (however denominated) as set out in the Lessee's Maintenance Program.

 MANUFACTURER has the meaning given in the Aircraft Lease Agreement.

 MANUFACTURER'S MAINTENANCE PLANNING DOCUMENT means the recommended maintenance program for the Aircraft issued by the Manufacturer as in effect at the time of any applicable determination.

 MINIMUM AIRFRAME LIFE LIMITED COMPONENT CYCLES has the meaning given in the Aircraft Lease Agreement.

 MINIMUM AIRFRAME LIFE LIMITED COMPONENT FLIGHT HOURS has the meaning given in the Aircraft Lease Agreement.

 MINIMUM APU LIMIT has the meaning given in the Aircraft Lease Agreement.

 MINIMUM APU LLP LIMIT has the meaning given in the Aircraft Lease Agreement.

 MINIMUM COMPONENT CALENDAR LIFE has the meaning given in the Aircraft Lease Agreement.

 MINIMUM COMPONENT CYCLES has the meaning given in the Aircraft Lease Agreement.

 MINIMUM COMPONENT FLIGHT HOURS has the meaning given in the Aircraft Lease Agreement.

 MINIMUM ENGINE CYCLES has the meaning given in the Aircraft Lease Agreement.

 MINIMUM ENGINE FLIGHT HOURS has the meaning given in the Aircraft Lease Agreement.

 MINIMUM LANDING GEAR CALENDAR TIME has the meaning given in the Aircraft Lease Agreement.

 MINIMUM LANDING GEAR CYCLES has the meaning given in the Aircraft Lease Agreement.

 MINIMUM LANDING GEAR FLIGHT HOURS has the meaning given in the Aircraft Lease Agreement.

 MINIMUM LIABILITY COVERAGE has the meaning given in the Aircraft Lease
 Agreement.

 MINIMUM MEASURABLE FUEL REQUIREMENT has the meaning given in the Aircraft Lease Agreement.

 NAMEPLATE INSCRIPTION means the inscription to be included on the Nameplates as reasonably requested by Lessor from time to time.



                                      1-9

 NAMEPLATES means the fireproof plates to be installed on the Aircraft in accordance with Section 8.6(a).

 OTHER AGREEMENTS means any aircraft, engine or spare parts related lease or financing agreement (including an aircraft, engine or spare parts related loan, hire purchase, conditional sale, credit sale or security agreement) from time to time entered into between Lessor (or any Subsidiary or Affiliate of Lessor), on the one hand, and Lessee (or any Subsidiary or Affiliate of Lessee), on the other hand.

 OWNER has the meaning given in the Aircraft Lease Agreement.

 PART means, whether or not installed on the Aircraft:

     (a) any component, furnishing or equipment (other than a complete Engine or engine) incorporated or installed in or attached to or furnished with the Aircraft on the Delivery Date or thereafter if paid for or otherwise provided by or on behalf of Lessor; and

     (b) any other component, furnishing or equipment (other than a complete Engine or engine), with effect from the time when title thereto has passed to Owner pursuant to the Lease;

     (c) but excludes any such items title to which has passed to Lessee pursuant to the Lease.

 PART 36 OR FAR PART 36 means Part 36 of the FAR, as amended or modified from time to time.

 PART 121 OR FAR PART 121 means Part 121 of the FAR, as amended or modified from time to time.

 PERMITTED LIEN means:

     (a) any lien for Taxes not assessed or, if assessed, not yet due and payable, or being diligently contested in good faith by appropriate proceedings;

     (b) any lien of a repairer, mechanic, hangar-keeper or other similar lien arising in the ordinary course of business by operation of Law in respect of obligations which are not overdue or are being diligently contested in good faith by appropriate proceedings;

     (c)  any Lessor Lien; and

     (d) rights of others under any sub-lease or other arrangements to the extent expressly permitted under Section 8.4;

 but only if (in the case of both (a) and (b)) (i) adequate reserves have been provided by Lessee for the payment of such Taxes or obligations; and (ii) such proceedings, or the continued existence of the lien, do not give rise to any risk of the sale, forfeiture or other loss of the Aircraft or any interest therein or of criminal liability on the part of Lessor or Owner.


                                      1-10

 PERMITTED SUB-LEASE means any sub-lease of the Aircraft to a Permitted Sub-Lessee to which Lessor has consented as provided for in Section 8.4(a).

 PERMITTED SUB-LESSEE means any sub-lessee of the Aircraft to which Lessor has consented as provided in Section 8.4(a).

 PERSON means any individual person, any form of corporate or business association, trust, Government Entity, or organization or association of which any of the above is a member or a participant.

 PRE-APPROVED BANK has the meaning given in the Aircraft Lease Agreement.

 PRE-DELIVERY PROCEDURE means the procedure leading to Delivery as specified in
 Schedule 4.

 REDELIVERY LOCATION has the meaning given in the Aircraft Lease Agreement.

 REGULATIONS means any Law or regulation, official directive or recommendation, mandatory requirement, or contractual undertaking, or airworthiness requirements or limitations, which applies to Lessee or the Aircraft and any Law or regulation, official directive or recommendation or mandatory requirement which applies to Lessor, Owner, Financing Parties' Representative or GECAS.

 RENT means the basic monthly "Rent", as defined in Schedule B of the Aircraft Lease Agreement, and payable pursuant to Section 5.3.

 RENT COMMENCEMENT DATE has the meaning given, in the Aircraft Lease Agreement.

 RENTAL PERIOD means each period ascertained in accordance with Section 5.2.

 RENT DATE means the first day of each Rental Period.

 REPLACEMENT APU means an "APU" that has duly replaced the APU in accordance with the requirements of Section 8.1 1(b).

 REPLACEMENT ENGINE means an "Engine" that has duly replaced an "Engine" in accordance with the requirements of Section 8.1 1(b).

 REQUIRED LC EXPIRY DATE means the date being 91 days after the Expiry Date.

 RETURN OCCASION means the date on which the Aircraft is redelivered to Lessor in accordance with Section 12.

 SCHEDULED DELIVERY DATE has the meaning given in the Aircraft Lease Agreement.

 SCHEDULED DELIVERY MONTH has the meaning given in the Aircraft Lease Agreement.

 SCHEDULED DELIVERY WEEK has the meaning given in the Aircraft Lease Agreement.


                                      1-11

 SCHEDULED EXPIRY DATE has the meaning given in the Aircraft Lease Agreement.

 SECURITY INTEREST means any mortgage, chattel mortgage, security interest, charge, pledge, lien, conditional sale agreement, title retention agreement, equipment trust agreement, encumbrance, assignment, hypothecation, right of detention, right of set-off or any other agreement or arrangement having the effect of conferring security.

 STATE OF DESIGN has the meaning specified in the Aircraft Lease Agreement.

 STATE OF INCORPORATION means the United States and the state of organization of the applicable Person as identified in the heading of the Aircraft Lease Agreement.

 STATE OF REGISTRY means the United States.

 SUBSIDIARY means:

     (a) in relation to any reference to financial statements, any Person whose financial statements are consolidated with the accounts of Lessee in accordance with GAAP; and

     (b) for any other purpose, an entity from time to time of which another has direct or indirect control or owns directly or indirectly more than 50 percent of the voting share capital or similar equity interests.

 SUPPLEMENTAL RENT means, as and if applicable, all amounts payable under the Lease in respect of each of Airframe Supplemental Rent, Engine Supplemental Rent, Engine LLP Supplemental Rent, APU Supplemental Rent and Landing Gear Supplemental Rent.

 TAXES means any and all present and future taxes, duties, withholdings, levies, assessments, imposts, fees and other governmental charges of all kinds (including any value added or similar tax and any stamp, documentary, license, registration or similar fees or tax) imposed by a Government Entity, together with any penalties, fines, surcharges and interest thereon and any additions thereto.

 TAX INDEMNITEE has the meaning given in the Aircraft Lease Agreement.

 TECHNICAL REPORT means a monthly report of the Flight Hours, Cycles, Engine Flight Hours and Engine Cycles operated by the Airframe and Engines in respect of each calendar month substantially in the form attached as Schedule 15.

 TERM means the period commencing on the Delivery Date and ending on the Expiry Date.

 UCC means the Uniform Commercial Code as in effect in the State of New York.

 UNFORESEEN EVENT means:


                                      1-12

     (a)  civil disturbance or act of any Government Entity;

     (b)  natural disaster or any other act of God;

     (c) Law of, or any allocation or other action by, a Government Entity or any unexpected shortage of labor, materials or facilities affecting the Aircraft;

     (d)  any damage or Defect;

     (e)  labor disputes;

     (f) breach of contract by any Person (other than Lessor), or other failure to deliver or redeliver the Aircraft by any Person (whether or not a breach) with possession or control of the Aircraft (other than by Lessor, if it has possession and control of the Aircraft), including any failure to deliver or delay in delivery by any prior lessee, any seller of the Aircraft or any Person performing modifications or maintenance to the Aircraft and any breach by any prior lessee, seller or modification or maintenance performer or failure to cooperate by any prior lessee, seller or modification or maintenance performer, or any "excusable" or "inexcusable" delay under any previous lease, purchase or modification or maintenance agreement for the Aircraft, or any purchase or modification or maintenance agreement for the Aircraft terminating prior to Delivery (including due to Lessor or an Affiliate of Lessor voluntarily terminating such agreement);

     (g) delays in obtaining the Aircraft or any equipment or services for the Aircraft;

     (h)  any delay due to Air Authority certifications; or

     (i) any other cause beyond the control of Lessor or not occasioned by Lessor's gross negligence or willful misconduct.

 UNITED STATES means the United States of America.

 U.S.C. means the United States Code.


                                      1-13

                                   SCHEDULE 2
                         REPRESENTATIONS AND WARRANTIES

 1.1      LESSEE'S REPRESENTATIONS AND WARRANTIES

 Lessee's representations and warranties to Lessor as of the date of execution of the Lease and the Delivery Date are as follows:

     (a) STATUS: It is duly organized, validly existing and in good standing in its State of Incorporation.

     (b) NON-CONFLICT: Execution, delivery and performance of the Lease do not contravene or breach any Regulation applicable to Lessee.

     (c) POWER AND AUTHORITY: It has all corporate and other power and authority to execute, deliver and perform the Lease, and the Lease has been duly authorized, executed and delivered by Lessee.

     (d) LEGAL VALIDITY: The Lease is its legal, valid and binding obligation, enforceable against Lessee in accordance with its terms.

     (e) NO EVENT OF DEFAULT: No Event of Default has occurred and is continuing or would occur because of Delivery.

     (f) LITIGATION: It is not involved in any litigation or other dispute which could materially and adversely affect its financial condition or its ability to perform its obligations under the Lease.

     (g) FINANCIAL INFORMATION: Its audited financial statements most recently delivered to Lessor:

          (i)  have been prepared in accordance with GAAP; and

          (ii) are true and correct and present fairly the financial condition and results of operations of Lessee as at the date thereof and for the period then ending.

     (h) FULL DISCLOSURE: Neither the audited financial statements referred to in paragraph (g) nor any other financial, operational or credit related information provided to Lessor by Lessee for the purposes of the Lease contains as of the date thereof any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made.


                                       2-1

     (i) LOCATION: Lessee's chief executive office (as that term is defined in Article 9 of the UCC) is located at the address set forth in the heading of the Aircraft Lease Agreement; and the records of the Lessee concerning the Aircraft are maintained at such chief executive office or at the Habitual Base of the Aircraft.

     (j) CERTIFICATED AIR CARRIER: Lessee is a Certificated Air Carrier and Lessor, as lessor of the Aircraft to Lessee, is entitled to the benefits of Section 1110 of Title 11 of the U.S.C. with respect to the Aircraft.

     (k) CITIZEN OF THE UNITED STATES: Lessee is a "citizen of the United States" as defined in Section 40102 of Title 49 of the U.S.C.

     (l) ERISA: Lessee is not engaged in any transaction in connection with which it could be subjected to either a civil penalty assessed pursuant to Section 502 of ERISA or any tax imposed by Section 4975 of the Internal Revenue Code; no material liability to the Pension Benefit Guaranty Corporation has been or is expected by Lessee to be incurred with respect to any employee pension benefit plan (as defined in Section 3 of ERISA) maintained by Lessee or by any trade or business (whether or not incorporated) which together with Lessee would be treated as a single employer under Section 4001 of ERISA and
          Section 414 of the Internal Revenue Code; there has been no reportable event (as defined in Section 4043(b) of ERISA) with respect to any such employee pension benefit plan; no notice of intent to terminate any such employee pension benefit plan has been filed or is expected to be filed, nor has any such employee pension benefit been terminated; no circumstance exists or is anticipated that constitutes or would constitute grounds under Section 4042 of ERISA for the Pension Benefit Guaranty Corporation to institute proceedings to terminate, or to appoint a trustee to manage the administration of, such an employee pension benefit plan; and no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Internal Revenue Code), whether or not waived, exists with respect to any such employee pension benefit plan.

     (m) MATERIAL ADVERSE CHANGE: there has been no material adverse change in the financial condition or operations of Lessee and Lessee Affiliates or in the ability of Lessee to comply with its obligations under the Lease since the date of the financial statements most recently provided to Lessor on or prior to the date of the Aircraft Lease Agreement.

 1.2     LESSOR'S REPRESENTATIONS AND WARRANTIES

 Lessor's representations and warranties to Lessee as of the date of execution of the Lease and the Delivery Date are as follows:

     (a) STATUS: It is duly organized, validly existing and in good standing in its State of Incorporation.


                                       2-2

     (b) NON-CONFLICT: Execution, delivery and performance of the Lease do not contravene or breach any Regulation applicable to Lessor.

     (c) POWER AND AUTHORITY: It has all corporate and other power and authority to execute, deliver and perform the Lease, and the Lease has been duly authorized, executed and delivered by Lessor.

     (d) LEGAL VALIDITY: The Lease is its legal, valid and binding obligation, enforceable against Lessor in accordance with its terms.

     (e) CITIZEN OF THE UNITED STATES: Lessor is a "citizen of the United States" as defined in Section 40102 of Title 49 of the U.S.C. and the FAR.


                                      2-3

                                   SCHEDULE 3
                              CONDITIONS PRECEDENT

 PART A - LESSOR CONDITIONS PRECEDENT

 The conditions precedent to Lessor's obligation to deliver and to commence the leasing of the Aircraft are as follows. All documents delivered to Lessor pursuant to this Schedule 3 will be in English:

 1.1      PRELIMINARY CONDITIONS

 Lessor will receive from Lessee, not later than two Business Days prior to the Scheduled Delivery Date, each of the following, satisfactory in form and substance to Lessor:

          (a) OPINION(S): forms of the opinion(s) substantially in the form of Schedule 8 that will be issued on the Delivery Date by legal counsel(s) reasonably acceptable to Lessor with respect to the laws of the State of New York, the state of the location of Lessee's chief executive offices and the general corporate laws of the State of Incorporation;

          (b) APPROVALS: evidence of the issue of each approval, license and consent, if any, which is required in relation to, or in connection with the performance by Lessee of any of its obligations under the Lease;

          (c) IMPORT: evidence that any required license, and all customs formalities, relating to the import of the Aircraft into the Habitual Base have been obtained or complied with, and that the import of the Aircraft into the Habitual Base is exempt from Taxes;

          (d) PROCESS AGENT: a letter from the process agent appointed by Lessee in the Lease accepting that appointment;

          (e) LICENSES: copies of Lessee's air transport license, air carrier operating certificate, air operator's certificates, including authority to operate the Aircraft under FAR Part 121, and a Certificate of Public Convenience and Necessity issued under Section 40102 of Title 49 of U.S.C.;

          (f) UCC: Financing Statements with respect to the Lease and the Aircraft in a form reasonably acceptable to Lessor shall have been executed and delivered by Lessee to Lessor and duly filed in each jurisdiction reasonably requested by Lessor;

          (g) LETTER OF CREDIT (if applicable): the form of the Letter of Credit;

          (h) GENERAL: such other documents as Lessor may reasonably request.


                                       3-1

 1.2      FINAL CONDITIONS

          (a) Final Documents: Lessor shall receive on or before the Delivery Date each of the following:

                    (i) CERTIFICATE OF TECHNICAL ACCEPTANCE AND LEASE SUPPLEMENT NO. 1: each of the Certificate of Technical Acceptance and Lease Supplement No. 1, dated and fully completed, and executed by Lessee, and, in the case of Lease Supplement No. 1, filed for recording at the FAA (together with the CTA);

                    (ii) OPINIONS: a signed original (or facsimile transmission thereof) of each of the opinions referred to in Section 1.1(a) of this Schedule, dated the Delivery Date;

                    (iii) PAYMENTS: all sums due to Lessor under the Lease on or before the Delivery Date, including the first payment of Rent and, if applicable, the balance of the Deposit;

                    (iv) INSURANCE: certificates of insurance, an opinion and undertaking from Lessee's insurance broker and other evidence reasonably satisfactory to Lessor that Lessee is taking the required steps to ensure due compliance with the provisions of the Agreement as to Insurance with effect on and after the Delivery Date;

                    (v) FINANCIAL INFORMATION: the latest Financial Information of Lessee requested by Lessor;


                    (vi)      LETTER OF CREDIT (if applicable): the Letter of
                              Credit;

                    (vii) GUARANTEE (if applicable): the Guarantee, duly executed and delivered by the Guarantor, and an opinion of legal counsel acceptable to Lessor in respect of the Guarantee in form and substance acceptable to Lessor and its legal counsel;

                    (viii) LESSEE'S MAINTENANCE PROGRAM: such information and documents relating to the Lessee's Maintenance Program as Lessor may reasonably require;

                    (ix) FILINGS: evidence that on the Delivery Date all filings, registrations, recordings and other actions have been or will be taken which are necessary or advisable to ensure the validity, effectiveness and enforceability of the Lease and to protect the interests of Owner and, if applicable, the Financing Parties in the Aircraft, any Engine or any Part and in the Lease;

                    (x) FAA OPINION: evidence that there will be issued an opinion of ___________________ or other counsel reasonably acceptable to Lessor who are recognized specialists with regard to FAA registration matters in a form reasonably acceptable to Lessor as


                                       3-2
                              to the due filing for recordation of the Lease and, if applicable, the Financing Documents, (the costs for which shall be paid by Lessee);

                    (xi) CERTIFICATE OF LEASE TERMINATION: a certificate of lease termination executed by a duly authorized officer of Lessee substantially in the form of
                              Schedule 11 acknowledging that the Lease is no longer in effect with respect to the Aircraft and Engines, which certificate Lessor will hold in escrow to be filed at the FAA upon the expiration or other termination of the Lease;

                    (xii) ACKNOWLEDGEMENT AND AGREEMENT RE ASSIGNMENT (if applicable): an acknowledgement of and certain agreements with respect to the assignment by Lessor of this Lease to Owner and Financing Parties' Representative in the form previously provided to Lessee or as Owner or Financing Parties' Representative may otherwise reasonably request; and

                    (xiii) GENERAL: such other documents as Lessor may reasonably request;

          (c) REPRESENTATIONS/WARRANTIES: the representations and warranties of Lessee in Schedule 2 shall be true and correct in all material respects, and would be true and correct in all material respects if repeated on Delivery; and

          (d) NO DEFAULT: no Default shall have occurred and be continuing on Delivery or could reasonably be expected to result from the leasing of the Aircraft to Lessee under the Lease.

 PART B - LESSEE CONDITIONS PRECEDENT

 The conditions precedent to Lessee's obligation to accept and to commence the leasing of the Aircraft are as follows. All documents delivered to Lessee pursuant to this Schedule 3 will be in English.

          (a) FINAL DOCUMENTS: Lessee shall receive on or before the Delivery Date for the Aircraft each of the following:

                    (i) LEASE SUPPLEMENT NO. 1: Lease Supplement No. 1, dated and executed by Lessor and filed for recording at the FAA (together with the CTA); and

                    (ii) ACKNOWLEDGEMENT RE QUIET ENJOYMENT: if Lessee is required to deliver an acknowledgement of or agreement with respect to the assignment by Lessor of the Lease to Owner or Financing Parties' Representative, an agreement by each such Person (Owner, Financing Parties' Representative or both, as the case may be) as to itself to the effect set forth in Section 7.1;


                                       3-3

                    (iii) REPRESENTATIONS/WARRANTIES: the representations and warranties of Lessor in Schedule 2 shall be true and correct in all material respects, and would be true and correct in all material respects if repeated on Delivery; and

                    (iv) DELIVERY CONDITION REQUIREMENTS: tender by Lessor of delivery of the Aircraft in compliance with the Delivery Condition Requirements.


                                       3-4

                                   SCHEDULE 4
                 PRE-DELIVERY PROCEDURES AND DELIVERY CONDITION

                      REQUIREMENTS - PART 1 (NEW AIRCRAFT)

 1.      Licenses

         (a) It is the responsibility of Lessee to obtain all licenses, permits or approvals necessary to export or transport the Aircraft from the Delivery Location.

         (b) Lessor will provide Lessee with any required data and information for the purposes of obtaining any such licenses, permits or approvals.

 2.      INSPECTION

         Except as otherwise provided in the Aircraft Lease Agreement:

         (a) Subject to any applicable purchase agreement, Lessee may inspect the Aircraft (including such rights as Lessor has to be present and inspect, on an ongoing basis, the manufacture of the Aircraft and including a demonstration flight at no expense to Lessee with up to two (2) representatives of Lessee on the Aircraft as observers) to ensure that the Aircraft fulfils the Delivery Condition Requirements.

         (b) If Lessee's inspection of the Aircraft shows that the Aircraft does not fulfil the Delivery Condition Requirements, Lessor will correct any defects and make the Aircraft available for re-inspection by Lessee provided that, in Lessor's reasonable opinion, it is not impracticable or prohibitively expensive to correct the defect.

         (c) If Lessor notifies Lessee that it does not intend to correct the defect, either party may terminate the Lease, and upon such termination neither party shall have any further liability to any party under this Lease, except that Lessor shall promptly return to Lessee the Deposit and/or the Letter of Credit, if any, to Lessor.

 3.      INDEMNITY

         Lessee is responsible for and will indemnify each Indemnitee against all Losses arising from death or injury to any observer or any employee of Lessee in connection with the inspection of the Aircraft.


                                       4-1

                                   SCHEDULE 4
                 PRE-DELIVERY PROCEDURES AND DELIVERY CONDITION

                      REQUIREMENTS - PART 2 (USED AIRCRAFT)

 1.       LICENSES

          (a) It is the responsibility of Lessee to obtain all licenses, permits or approvals necessary to export or transport the Aircraft from the Delivery Location.

          (b) Lessor will provide Lessee with any required data and information for the purposes of obtaining any such licenses, permits or approvals.

 2.       INSPECTION

          Except as otherwise provided in the Aircraft Lease Agreement:

          (a) Subject to any applicable purchase agreement or prior lease, Lessee may inspect the Aircraft (including a demonstration flight at no expense to Lessee with up to two (2) representatives of Lessee on the Aircraft as observers) to ensure that the Aircraft fulfils the Delivery Condition Requirements.

         (b) If Lessee's inspection of the Aircraft shows that the Aircraft does not fulfil the Delivery Condition Requirements, Lessor will correct any defects and make the Aircraft available for re-inspection by Lessee provided that, in Lessor's reasonable opinion, it is not impracticable or prohibitively expensive to correct the defect.

          (c) If Lessor notifies Lessee that it does not intend to correct the defect, either party may terminate the Lease, and upon such termination neither party shall have any further liability to any party under this Lease, except that Lessor shall promptly return to Lessee the Deposit and/or the Letter of Credit, if any, to Lessor.

 3.      INDEMNITY

         Lessee is responsible for and will indemnify each Indemnitee against all Losses arising from death or injury to any observer or any employee of Lessee in connection with the inspection of the Aircraft.


                                       4-2

                                   SCHEDULE 5

           CERTIFICATE OF TECHNICAL ACCEPTANCE - PART 1 (NEW AIRCRAFT)

 This Certificate of Technical Acceptance is delivered, on the date set out below by ("Lessee") to ____________ ("Lessor") pursuant to the Aircraft Lease Agreement dated _____________ between Lessor and Lessee (the "Lease"). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Lease.

 DETAILS OF ACCEPTANCE

 Lessee hereby confirms to Lessor that Lessee has at [ ] o'clock on this ________ day of ____________, at __________, technically accepted the following, in accordance with the provisions of the Lease:

 ___________ Aircraft, Manufacturer's Serial Number ____________ ;

 ____________ Engines:

 Engine Number     Manufacturer's Serial Number

 [To be completed at Delivery]

 (each of which has 750 or more rated take off horsepower or the equivalent of such horsepower)

 Fuel Status:     Kilos/lbs ______________; and

 Loose Equipment Check List: in accordance with the list signed by Lessor and Lessee and attached hereto.

 Aircraft Documents and Records: in accordance with the list signed by Lessor and Lessee and attached hereto.

 LOPA drawing attached.

 HOURS AND CYCLES DATA (AS OF DELIVERY DATE)

 Airframe:

 Time Since New:______________              Cycles Since New:_____________

 Landing Gear (Main and Nose)

 Time Since New: [, Center]                 Cycles Since New: _____________

 Engines

 Position:                                  Time Since New: _______________

                                            Cycles Since New: _____________


 _______________________________


 Auxiliary Power Unit:

 Number of Flight Hours/APU Hours

 (as applicable) since New: _________________


                                       5-1

 ACCEPTANCE:

 Lessee hereby confirms that the Aircraft, Engines, Parts and Aircraft Documents and Records are technically acceptable to it, satisfy all of the Delivery Condition Requirements and are in the condition for delivery and acceptance as required under the Lease.

 IN WITNESS WHEREOF, Lessee and Lessor have, by their duly authorized representative, executed this Certificate of Technical Acceptance on the date in paragraph I above.

 LESSEE: _________________________

 By: _____________________________

 Title: __________________________

 LESSOR: _________________________

 By: _____________________________

 Title: __________________________



                                       5-2

                                   SCHEDULE 5

          CERTIFICATE OF TECHNICAL ACCEPTANCE - PART 2 (USED AIRCRAFT)

 This Certificate of Technical Acceptance is delivered, on the date set out below by ___________ ("Lessee") to ____________ ("Lessor") pursuant to the Aircraft Lease Agreement dated _____________ between Lessor and Lessee
 (the "Lease"). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Lease.

 DETAILS OF ACCEPTANCE

 Lessee hereby confirms to Lessor that Lessee has at [ ] o'clock on this __________ day of ____________, at _____, technically accepted the following, in accordance with the provisions of the Lease:

 __________ Aircraft, Manufacturer's Serial Number _________;

 __________ Engines:

 Engine Number    Manufacturer's Serial Number

 [to be completed at Delivery]

 (each of which has 750 or more rated take off horsepower or the equivalent of such horsepower)

 Fuel Status: Kilos/lbs _________; and

 Loose Equipment Check List: in accordance with the list signed by Lessor and Lessee and attached hereto.

 Aircraft Documents and Records: in accordance with the list signed by Lessor and Lessee and attached hereto.

 HOURS AND CYCLES DATA (as of Delivery Date)

 Airframe:

 Number of Hours since last Airframe Structural Check: ________ hours

 "C" Check (or Equivalent)

 Interval: __________________________

 Time Since: ________________________

 Landing Gear Overhaul:

 Number of Cycles Since Last Overhaul:


                                       5-3

 [____] Gear ___________________________ cycles

 Interval: _____________________________

 Engines:

 Number of Hours Since Last Engine Refurbishment:

 S/N ___________:______________ hours

 Hot Section Inspection:

 Interval: ________________________________

 Time Since (S/N ________________):_________________

 Time Remaining to First Restriction:

 Engine SIN:

 Hours:__________________    Restriction:_______________

 Cycles:_________________    Restriction:_______________

 Average Cycles in Life Limited Parts (see attached Schedule):________________

 Auxiliary Power Unit:

 Number of APU Hours since Last Heavy Shop Visit:

 ______________ hours      Date accomplished ____________________

 Hot Section Inspection:

 Interval:__________________________

 Time Since: ___________________________

 Interior Equipment:

 LOPA - attached ___________________________

 Emergency drawing - attached __________________________

 Galley Equipment __________________________


                                       5-4

 ACCEPTANCE:

 Lessee hereby confirms that the Aircraft, Engines, Parts and Aircraft Documents and Records are technically acceptable to it, satisfy all of the Delivery Condition Requirements and are in the condition for delivery and acceptance as required under the Lease.

 IN WITNESS WHEREOF, Lessee and Lessor have, by their duly authorized representative, executed this Certificate of Technical Acceptance on the date in paragraph 1 above.

 LESSEE:

 By: _______________________________

 Title: ____________________________

 LESSOR:

 By:________________________________

 Title:_____________________________

 By:________________________________

 Title:_____________________________


                                       5-5

                                   SCHEDULE 6
                                [NOT APPLICABLE]





                                       6-1

                                   SCHEDULE 7
                             INSURANCE REQUIREMENTS

1.1      TYPES OF INSURANCE

The Insurances required to be maintained are as follows:

          (a) HULL ALL Risks of loss or damage while flying, taxiing and on the ground with respect to the Aircraft on an agreed value basis for not less than the Agreed Value and not more than 110% of the Agreed Value and with a deductible not exceeding the Deductible Amount;

          (b) HULL WAR AND ALLIED PERILS, being such risks excluded from the Hull All Risks Policy, to the fullest extent available from the leading international insurance markets for the Agreed Value; provided that, when the Aircraft is being operated in or over the United States or Canada, coverage may be limited to such coverage as is usual and customary for comparable airlines, operating similar equipment in similar circumstances, namely subject to the North American buy-back;

          (c) ALL RISKS (including War and Allied Risk except when on the ground or in transit other than by air) property insurance on all Engines and Parts when not installed on the Aircraft for like kind and quality value and including engine test and running risks; and

          (d) COMPREHENSIVE AIRCRAFT THIRD PARTY PROPERTY DAMAGE, PASSENGER, BAGGAGE, CARGO AND MAIL AND AIRLINE GENERAL THIRD PARTY (INCLUDING PRODUCTS) LEGAL LIABILITY for a combined single limit (bodily injury/property damage) of an amount not less than the Minimum Liability Coverage for the time being for any one occurrence (but in respect of products and personal injury liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy). War and Allied Risks are also to be covered under the policy in line with prudent market practice for comparable airlines, operating similar equipment in similar circumstances.

1.2      TERMS OF HULL AND SPARES INSURANCE

All required hull and spares insurance, so far as it relates to the Aircraft, will:

          (a) LOSS PAYEE: name Lessor, as loss payee (without imposing on Lessor any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

          (b) PAYMENT OF LOSSES: Losses will be payable in Dollars to Lessor for all amounts up to the Agreed Value and to Lessee for any excess above the Agreed Value (which excess shall not exceed 10% of the Agreed Value), except where the insurance payment does not

                                       7-1
                    exceed the Damage Notification Threshold, and no Default is in existence, in which case the loss will be settled with and paid to Lessee;

          (c) 50/50 PROVISION: if separate Hull "all risks" and "war risks" insurances are arranged, include a 50/50 provision in accordance with market practice (AVS. 103 is the current London market language); and

          (d) NO OPTION TO REPLACE: confirm that the insurers are not entitled to replace the Aircraft in the event of an insured Event of Loss and are not entitled to replace any Engine in the event of an Engine Event of Loss with respect to such Engine.

1.3      TERMS OF LIABILITY INSURANCE

All required liability insurances will:

          (a) ADDITIONAL INSUREDS: include each Indemnitee, as additional insureds for its respective rights and interests, warranted, each as to itself only, no operational interest (without imposing on any such Person any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

          (b) SEVERABILITY: include a severability of interests clause which provides that the insurance, except for the limit of liability, will operate to give each insured the same protection as if there were a separate policy issued to each insured; and

          (c) PRIMARY POLICY: contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers will not be affected by any other insurance of which Lessor, any Indemnitee or Lessee has the benefit so as to reduce the amount payable to the additional insureds under such policies.

1.4     TERMS OF ALL INSURANCES

All Insurances will:

          (a) INDUSTRY PRACTICE: be in accordance with standard industry practice for airlines operating similar aircraft in similar circumstances;

          (b)       DOLLARS: provide cover denominated in Dollars;

          (c) WORLDWIDE: operate on a worldwide basis subject to such limitations and exclusions as are in line with industry practice obtained by prudent United States-based international air carriers;

          (d) BREACH OF WARRANTY: provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission by Lessee, or any other Person other than the respective additional assureds seeking protection and shall

                                       7-2
                    insure the interests of each of the additional assureds regardless of any breach or violation by Lessee, or any other Person other than the respective additional assured seeking protection of any warranty, declaration or condition, contained in such Insurances;

          (e) SUBROGATION: provide that the insurers will hold harmless and waive any rights of recourse or subrogation against the additional insureds to the extent Lessee has waived its rights against the additional insureds in the Lease;

          (f) PREMIUMS: provide that the additional insureds will have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off, counter claim or other deduction, by attachment or otherwise, in respect of any premium due against the respective interests of the additional insureds other than outstanding premiums relating to the Aircraft, any Engine or Part the subject of the relevant claim;

          (g) Cancellation/Change: provide that the Insurances will continue unaltered for the benefit of the additional insureds for at least 30 days after written notice by registered mail or telex of any cancellation, change, event of non-payment of premium or installment thereof has been sent by insurer(s) to Lessor, or where an insurance broker is appointed to the insurance broker who shall promptly send on such notice to Lessor, except in the case of war risks for which 7 days (or such lesser period as is or may be customarily available in respect of war risks or allied perils) will be given, or in the case of war between the 5 great powers or nuclear peril for which termination is automatic; and

          (h)       [NOT APPLICABLE]

          (i)       [INTENTIONALLY OMITTED.]

          (j) INDEMNITIES: accept and insure the indemnity provisions of the Lease to the extent of the risks covered by the policies.

1.5     DEDUCTIBLES

Lessee shall be responsible for any and all deductibles under the Insurances.

1.6      APPLICATION OF INSURANCE PROCEEDS

The Insurances will be endorsed to provide for payment of proceeds as follows:

          (a) EVENT OF LOSS: all insurance payments up to the Agreed Value received as the result of an Event of Loss occurring during the Term will be paid to Lessor as loss payee and any amount in excess of the Agreed Value (which excess shall not exceed 10% of the Agreed Value) shall be paid to Lessee;

                                       7-3

          (b) EXCEEDING DAMAGE NOTIFICATION THRESHOLD: all insurance proceeds of any damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting an Event of Loss and in excess of the Damage Notification Threshold will be paid to the appropriate repair facility, and applied in payment (or paid to Lessee and/or Lessor as reimbursement) for repairs or replacement property upon Lessor being satisfied that the repairs or replacement have been effected in accordance with the Lease.

          (c) BELOW DAMAGE NOTIFICATION THRESHOLD: insurance proceeds in amounts below the Damage Notification Threshold shall be paid by the insurer directly to Lessee;

          (d) LIABILITY PROCEEDS: all insurance proceeds in respect of third party liability will be paid by the insurers to the relevant third party in satisfaction of the relevant liability or to Owner, Lessor, Financing Partners' Representative or Lessee, as the case may be, in reimbursement of any payment so made;

          (e) DEFAULT: notwithstanding any of the foregoing paragraphs, if at the time of the payment of any such insurance proceeds a Default has occurred and is continuing, all such proceeds will be paid to Lessor, Owner or Financing Parties' Representative, as the case may be, or retained to be applied toward payment of any amounts which may be or become payable by Lessee in such order as Lessor or Owner, as the case may be, may elect until such time as no Default is continuing and then applied as described above; and to the extent that insurance proceeds are paid to Lessee, Lessee agrees to hold such proceeds in trust and comply with the foregoing provisions and apply or pay over such proceeds as so required.

1.7      UNITED STATES GOVERNMENTAL INDEMNITY

Notwithstanding any of the foregoing paragraphs, in the event of a Permitted Sub-Lease to, or a requisition of use by, the United States or any Governmental Entity whose obligations have the full faith and credit of the federal Government of the United States, Lessor agrees to accept in lieu of insurance required hereunder indemnification or insurance from the United States or such a Governmental Entity in a form reasonably acceptable to Lessor and Owner and against such risks and in such amounts and on such terms such that when added to the Insurance maintained by Lessee, Lessee is in full compliance with the requirements of Section 9 and this Schedule.

                                       7-4

                                   SCHEDULE 8

                 FORM OF LESSEE'S AND GUARANTOR'S LEGAL OPINION

[Lessor]

[Owner]

[Financing Parties' Representative]

Ladies and Gentlemen:

1. You have asked us to render an opinion in connection with the transaction governed by or subject to, inter alia, the following documents.

          (a)      the Lease as defined below;

          (b) the [Articles/Certificate of Incorporation and By-laws]* of Lessee; and

                    [*Counsel should amend this reference as necessary to describe the actual constitutional documents of Lessee].

          (c) all other documents, approvals and consents of whatever nature and wherever kept which it was, in our judgement and to our knowledge, necessary or appropriate to examine to enable us to give the opinion expressed below.

          Words and expressions used and not otherwise defined herein will bear the same meanings as defined in an Aircraft Lease Agreement dated _______, ____ between _______ ("Lessor") and ______
          ("Lessee") in respect of one _______ aircraft with manufacturer's serial number _______ together with the _______ installed _______ engines (the "Aircraft"). As used herein the term "Lease" means and includes the Aircraft Lease Agreement which incorporates the Common Terms Agreement (as defined therein) and Lease Supplement No. ____. Also, for the purposes of this opinion, the term "Lease" includes the Acknowledgment and Agreement dated as of the date hereof executed by Lessee in favor of Owner and Financing Parties' Representative.

2. Having considered the documents listed in paragraph 1 above, and having regard to the relevant laws of we are pleased to advise that in our opinion: -

          (a) Lessee is a company duly incorporated and in good standing under the laws of _______, and is qualified to do business as a foreign corporation in each jurisdiction where failure to so qualify would have a materially adverse effect on Lessee's business or its ability to perform its obligations under the Lease;

          (b) Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, and the execution, delivery and performance by it of, the Lease and the transactions contemplated by the Lease;

                                       8-1

          (c) the entry into and performance by Lessee of, and the transactions contemplated by, the Lease do not and will not
                    (x) conflict with any laws binding on Lessee, (y) conflict with the [Articles/Certificate of Incorporation or By-laws] of Lessee; or (z) conflict with or result in default under any agreement or instrument which is binding upon Lessee or any of its assets or result in the creation of any Security Interest on any of its assets;

          (d) no authorizations, consents, licenses, approvals and registrations (other than those which have been obtained and of which copies are attached hereto) are necessary or desirable to be obtained from any governmental or other regulatory authorities in the United States or any other jurisdiction having jurisdiction over Lessee, its operations or its properties to enable Lessee (x) to enter into and perform the transactions contemplated by the Lease, (y) to operate the Aircraft in the United States and on international flights for the transport of fare-paying passengers, or (z) to make the payments provided for in the Lease;

          (e) except for the filing and recordation of [a bill of sale in favor of the Owner,] the Financing Documents and the Lease with the FAA (which filing has been duly made on or before this date) and the filing of Financing Statements in _______, it is not necessary or desirable, to ensure the priority, validity and enforceability of all the obligations of Lessee under the Lease, as against Lessee and all third parties, or to perfect the interests of Lessor, Owner or Financing Parties' Representative in and to the Aircraft or the Lease, that the Lease be filed, registered, recorded or notarized in any public office or elsewhere or that any other instrument be signed, delivered, filed, registered or recorded, that any tax or duty be paid or that any other action whatsoever be taken;

          (f) the Lease has been duly executed and delivered on behalf of Lessee and constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms;

          (g)       [NOT APPLICABLE];

          (h) there is no applicable usury or interest limitation law in _______ applicable to payments in accordance with the Lease;

          (i) there are no registration, stamp or other taxes or duties of any kind payable in _______ in connection with the execution, performance or enforcement by legal proceedings of the Lease or the Guaranty;

          (j) the choice of New York law to govern the Lease will be upheld as a valid choice of law in any action in the courts of _______;

          (k) the consent to the jurisdiction by Lessee contained in the Lease is valid and binding on Lessee;

                                       8-2

          (l)       Lessee is a Certificated Air Carrier;

          (m) Lessee is a "citizen of the United States" as defined in 49 U.S.C. Section 40102(a)(15);

          (n) Lessee's "chief executive office" (as referenced in the Uniform Commercial Code adopted in the State of _______) is _______;

          (o) Lessor will not violate any law or regulation of the States of _______ or New York or any federal laws or regulations of the United States of America and Lessor will not become liable to income tax in the State of _______ solely by reason of Lessor entering into the Lease with Lessee or performing its obligations thereunder or enforcement of its rights thereunder;

          (p) It is not necessary for Lessor to establish a place of business or be licensed or qualified to do business in the State of _______ or New York in order for Lessor to enforce any provisions of the Lease; and

          (q) Lessor is entitled to the benefits of Section 1110 of Title 11 of the U.S.C. with respect to the Aircraft and the Lease.



                                                  Very truly yours,






[If there is a Guarantor/Guarantee the opinion must also include paragraphs
(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (o) and (p) revised to be applicable to the Guarantor/Guarantee]







                                       8-3

                                   SCHEDULE 9
                                EVENTS OF DEFAULT

Each of the following events or conditions constitutes an Event of Default:

          (a) NON-PAYMENT: Lessee fails to make any payment of Rent, Supplemental Rent or any other amount payable under the Lease on the due date and such failure continues for three
                    (3) Business Days or more; or

          (b)       INSURANCE: Lessee fails to comply with any provision of
                    Section 9 (other than the requirement to provide Lessor with evidence of renewal of any policy on or before the renewal date where the policy has actually been renewed on or prior to such date) or Schedule 7, or any insurance required to be maintained under the Lease is cancelled or terminated, or a notice of cancellation is given in respect of any such insurance; or

          (c) BREACH: (i) Lessee fails to provide Lessor with evidence of renewal of any insurance policy on or before the renewal date for that policy where the policy has actually been renewed on or prior to such date and such failure continues for 24 hours after notice from Lessor to Lessee of such failure to comply; or (ii) Lessee fails to comply with any other provision of the Lease not referenced in this Schedule 9 and, if such failure is in the opinion of Lessor capable of remedy, such failure continues for 30 days after notice from Lessor to Lessee; or

          (d) REPRESENTATION: any representation or warranty made (or deemed to be repeated) by Lessee in or pursuant to the Lease or in any document executed by Lessee in connection with or pursuant to the Lease or in any document or in any certificate is or proves to have been incorrect in any material respect when made or deemed to be repeated; or

          (e)      CROSS-DEFAULT:

                    (i) any amount in respect of Financial Indebtedness of Lessee or any Lessee Affiliate having a principal amount in excess of Five Hundred Thousand Dollars ($500,000) is not paid when due;

                    (ii) any such Financial Indebtedness becomes due or capable of being declared due prior to the date when it would otherwise have become due; or becomes due as a result of an event of default or termination event, howsoever described, on the part of Lessee or any other Person prior to the date when it would otherwise have become due; or

                    (iii) the security for any such Financial Indebtedness becomes enforceable; or

                                       9-1

                   (iv) any event of default or termination event, howsoever described, occurs under any Other Agreement, or any other lease, hire purchase, conditional sale or credit sale agreement of Lessee or any Lessee Affiliate; or

          (f) APPROVALS: any consent, authorization, license, certificate or approval of or registration with or declaration to any Government Entity required to be obtained or maintained by Lessee in connection with the Lease and/or the operation of the Aircraft (including any airline license or air transport license including authority to operate the Aircraft under
                    Part 121 of the FARs, a Certificate of Convenience and Necessity issued under the Act and any air carrier operating certificate issued under the Act) is modified in a materially prejudicial manner or is withheld, or is revoked, suspended, cancelled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force; or

          (g)       BANKRUPTCY, ETC:

                    (i) Lessee or any Lessee Affiliate consents to the appointment of a custodian, receiver, trustee or liquidator of itself or all or a material part of its property or its consolidated property, or Lessee or any Lessee Affiliate admits in writing its inability to, or is unable to, or does not, pay its debts generally as they come due, or makes a general assignment for the benefit of creditors, or Lessee or any Lessee Affiliate files a voluntary petition in bankruptcy or voluntary petition seeking reorganization in a proceeding under any bankruptcy or insolvency laws (as now or hereafter in effect), or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee or any Lessee Affiliate by voluntary petition, answer or consent seeks relief under the provisions of any other bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of debtors, or provides for an agreement, composition, extension or adjustment with its creditors, or any board of directors or shareholder action is taken by Lessee or any Lessee Affiliate in furtherance of any of the foregoing, whether or not the same is fully effected or accomplished; or

                    (ii) An order, judgement or decree is entered by any court appointing, without the consent of Lessee or any Lessee Affiliate, a custodian, receiver, trustee or liquidator of or sequestering any of Lessee's or any Lessee Affiliate's property, and any such order, judgement or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of 30 days after the date of entry thereof or at any time an order for relief is granted; or

                    (iii) An involuntary petition against Lessee or any Lessee Affiliate or other proceeding under the United States Federal Bankruptcy laws or other insolvency laws (as now or hereafter in effect) is filed and is not withdrawn or dismissed

                                       9-2
                              within 30 days thereafter or at any time an order for relief is granted in such proceeding, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to Lessee or any Lessee Affiliate, any court of competent jurisdiction assumes jurisdiction over, or custody or control of, Lessee or any Lessee Affiliate or of all or any material part of Lessee's or Lessee Affiliates' property, and such jurisdiction, custody or control remains in effect, unrelinquished, unstayed or unterminated for a period of 30 days or at any time an order for relief is granted in such proceeding; or

          (h) SUSPENSION OF BUSINESS: Lessee suspends or ceases or takes substantive steps to suspend or cease to carry on all or a material part of its business as a Certificated Air Carrier (other than as a result of a labor dispute with Lessee's employees); or

          (i) RIGHTS AND REMEDIES: Lessee or any other Person claiming by or through Lessee challenges the existence, validity, enforceability or priority of the Lease or the rights of Lessor as lessor or of Owner as owner in respect of the Aircraft or Financing Parties' Representative as holder of a first priority Security Interest in the Aircraft and the Lease; or

          (j) CHANGE OF CONTROL: any single person or group of persons acquire control of Lessee or Guarantor without the previous consent in writing of Lessor; or

          (k)       DELIVERY: Lessee fails to comply with its obligation under
                    Section 4 to accept delivery of the Aircraft or Lessee fails to comply with its obligations under Section 2 of Part III of Schedule A to the Aircraft Lease Agreement; or

          (l) ADVERSE CHANGE: any event or series of events occurs which, in the reasonable opinion of Lessor, could be expected to have a material adverse effect on the financial condition or operations of Lessee or Guarantor or on the ability of Lessee to comply with its obligations under the Lease or on the ability of Guarantor to comply with its obligations under the Guarantee; or

          (m)       Letter of Credit:

                    (i) the issuer of the Letter of Credit (if any) fails to make any payment under that Letter of Credit when due; or

                    (ii) any such Letter of Credit is not in full force or, for any reason ceases to constitute the legal, valid and binding obligation of the issuer; or

                    (iii) any of the events listed in paragraph (g) above applies to such issuer (references in those sub-paragraphs to Lessee being deemed to be to the issuer); or

                                       9-3

                    (iv) where applicable, any Letter of Credit is not renewed, extended or reissued within the time, or replaced when, required by Section 5.14; or

                    (v) any consent, authorization, license, certificate or approval of or registration with or declaration to any Governmental Entity required to be obtained or maintained by the issuer of the Letter of Credit in connection with the Letter of Credit is modified in a materially prejudicial manner or is withheld, revoked, suspended, cancelled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force; or

                    (vi) and each reference in this paragraph (m) to "the issuer" shall include a reference to any confirming bank for the Letter of Credit

          (n) REDELIVERY: Lessee falls to return the Aircraft to Lessor on the Expiry Date in accordance with Section 12; or

          (o) LITIGATION: a judgement for the payment of money not covered by insurance in excess of Six Hundred Fifty Thousand Dollars ($650,000) (or the equivalent thereof in other currencies) shall be rendered against Lessee or any Lessee Affiliate and the same shall remain undischarged for a period of 30 days, unless during such period, execution of such judgement shall have been effectively stayed by agreement of the parties involved or by court order or such judgement shall have been adequately bonded; or

          (p)       GUARANTEE:

                    (i) any representation or warranty made by Guarantor is or proves to have been incorrect in any material respect when made or deemed to be repeated or Guarantor fails to make any payment or comply with any other obligation under the Guarantee when due; or

                    (ii) the Guarantor repudiates, revokes or claims that it has no further obligations under the Guarantee or the Guarantee ceases to be in full force or, for any reason, ceases to be the legal, valid and binding obligation of Guarantor; or

                   (iii)      any of the events listed in paragraph (f)(i) or
                              (g) above occurs in respect of Guarantor (and for purposes of this paragraph(s), references in those paragraphs to Lessee shall be deemed to be references to Guarantor); or

          (q) UNLAWFUL: it becomes unlawful for Lessee to perform any of its obligations under the Lease or the Lease becomes wholly or partly invalid or unenforceable; or

          (r) TRANSFER/LESSEE REQUIREMENTS: Lessee makes or permits any assignment or transfer of the Lease, or any interest herein, or of the right to possession of the Aircraft, the

                                       9-4

                    Airframe, or any Engine, or any obligations under the Lease, or Lessee subleases the Aircraft, in any case except as expressly permitted in the Lease; or Lessee breaches any provision of Section 8.7; or

          (s) ENGINE LOSS: Lessee fails to timely comply with its obligations under Sections 8.11(a) and 8.11(b) with respect to an Engine Event of Loss.

          (t) OTHER: Such other events, if any, as may be specified in the Aircraft Lease Agreement.

                                       9-5

                                   SCHEDULE 10

                                [NOT APPLICABLE]


















                                      10-1

                                   SCHEDULE 11

                      FORM OF LEASE TERMINATION CERTIFICATE

The undersigned hereby certify that the Aircraft Lease Agreement dated as of __________, _______ between the undersigned Lessor and undersigned Lessee, and as further described in the Appendix attached hereto, has terminated (except as described in Section 15.1 of the Common Terms Agreement incorporated therein) and the aircraft and aircraft engines covered thereby are no longer subject to the terms thereof. This certificate may be executed in one or more counterparts each of which when taken together shall constitute one and the same instrument.

          DATED this _______ day of __________, _______

LESSOR                                 LESSEE

[      INSERT LESSOR'S NAME        ]   [        INSERT LESSEE'S NAME        ]
 ----------------------------------     ------------------------------------



By:                                    By:
      -------------------------------        ---------------------------------
Title:                                 Title:
      -------------------------------        ---------------------------------









                                      11-1

                                   SCHEDULE 12

                         FORM OF LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1, dated _______, _______, between
____________, [a corporation organized under the laws of _______]
[, not in its individual capacity, but solely as owner trustee]("Lessor"), and ______________, a corporation organized under the laws of the __________ ("Lessee").

          Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of _________________. including the Common Terms Agreement as defined therein (collectively, herein referred to as the "Agreement" and the defined terms therein being hereinafter used with the same meaning). The Agreement provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof.

          The Agreement and this Lease Supplement relate to the Aircraft, Engines and Parts as more precisely described below and in the Certificate of Technical Acceptance. A counterpart of the Agreement is attached hereto and this Lease Supplement and the Agreement shall form one document.

          In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. Lessor hereby delivers and leases to Lessee under and pursuant to the Agreement and Lessee hereby accepts, acknowledges receipt of possession and leases from Lessor under and pursuant to the Agreement, that certain ________ aircraft, and the _______ (___) _______ Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in Schedule 1 hereto, together with the Aircraft Documents and Records described in the Agreement (the "Delivered Aircraft").

2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiry Date, with respect to which the Scheduled Expiry Date shall be [insert date].

4. The amount of Rent for the Delivered Aircraft is set forth in Schedule B to the Agreement.

                                      12-1

5. Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of Section 8.6(a) of the Agreement, (ii) the Aircraft is insured as required by the Agreement, (iii) the representations and warranties of Lessee referred to in
Section 2.1 of the Agreement are hereby repeated with effect as of the date first above written, (iv) having inspected the Delivered Aircraft, Lessee acknowledges that the Delivered Aircraft satisfies all conditions required for Lessee's acceptance of delivery as set forth in the Agreement, and (v) the execution and delivery of this Lease Supplement signifies absolute and irrevocable acceptance by Lessee of the Delivered Aircraft for all purposes hereof and of the Agreement.

6. All of the terms and provisions of the Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

7. This Lease Supplement may be executed in any number of counterparts; each of such counterparts, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed as of the day and year first above written.


LESSOR,                                LESSEE,

[INSERT LESSOR'S NAME]                 [INSERT LESSEE'S NAME]

By:                                    By:
      -------------------------------        --------------------------------
Name:                                  Name:
      -------------------------------        --------------------------------
Title:                                 Title:
      -------------------------------        --------------------------------







                                      12-2

                                   SCHEDULE 13

                            FORM OF LETTER OF CREDIT


                      IRREVOCABLE STANDBY LETTER OF CREDIT

BENEFICIARY:
Aviation Financial Services, Inc.
Attention: ______________
201 High Ridge Road
Stamford, CT 06927

Gentlemen:

          We hereby establish our irrevocable Standby Letter of Credit No. S/B _________ dated February ____________, 2000 (this "Letter of Credit") in your favor in connection with the leasing of one Boeing 737-700 aircraft by Aviation Financial Services Inc. ("Beneficiary") to Aloha Airlines, Inc. ("Customer"). All bank charges relating to this Letter of Credit are for the account of Customer.

          At the request of Customer for account of same, we hereby establish this Irrevocable Standby Letter of Credit No. S/B ___________ (this "Letter of Credit") to authorise you to draw on First Hawaiian Bank, Honolulu, Hawaii an amount or amounts not exceeding in aggregate US$________ (_________ United States Dollars upon receipt by us of the following demand certificate from Beneficiary, accompanied by a copy of this Letter of Credit (which certificate and copy may be presented to us by telecopy at telecopy no.______________):

                    "The undersigned are two authorised signatories of Aviation Financial Services Inc. ("Beneficiary"). Beneficiary hereby draws upon the Irrevocable Standby Letter of Credit No.
                    S/B ____________ of first Hawaiian Bank, Honolulu, Hawaii dated ______________. Beneficiary hereby instructs you to transfer US$___________ (__________United States Dollars) to Bankers Trust Company, New York, ABA 021 001033, For the account of: Aviation Financial Services Inc., Account
                    Number: 50-259-862, immediately, with telex confirmation to us of such payment."

          We hereby agree with you that drawings drawn under and in compliance with the terms of this Letter of Credit received on or prior to the first anniversary of the date of this Letter of Credit (as the same may be extended pursuant to the terms hereof, the "Expiration Date") will be duly honoured upon receipt by us of such a demand certificate. Partial drawings are permitted. This Letter of Credit shall be automatically renewed for successive one year periods until at least _______________, unless at least thirty (30) business days prior to the then current Expiration Date, we notify you in writing by certified mail, return receipt requested, at the address set forth above or such other address as Beneficiary may have notified to us in writing, of our election not to renew this Letter of Credit beyond the then current Expiration Date. In the event of such non

                                      13-1
renewal, the full amount of this Letter of Credit may be drawn down upon presentation of a demand certificate as provided above.

          If a drawing by you hereunder does not, in any instance, conform to the provisions of this Letter of Credit, we shall give you prompt notice that the purported drawing was not effected in accordance with such provisions, stating the reasons therefor, and that we are holding any documents presented in connection therewith at your disposal or are returning the same to you, as we may elect.

          This Letter of Credit is transferable and constitutes an obligation to make payment against documents. Except to the extent the express provisions hereof conflict, this Letter of Credit is issued subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500 ("Uniform Customs").


                                         Sincerely,

                                         FIRST HAWAIIAN BANK


----------------------------------       ------------------------------
Authorised Signature                     Authorised Signature















                                      13-2

                                   SCHEDULE 14

                             MAINTENANCE PERFORMERS

Air New Zealand Limited
Repair Station #ANZZ188C
Christchurch

Aviation Management Systems
Repair Station #ZM7R567Y
Sky Harbor Int'l Airport

Aviation Management Systems
Repair Station #D8LR566Y
Goodyear, AZ

BFGoodrich Aerospace MRO
Repair Station #HN6R593N
Everett, WA

Conair Aviation Ltd.
Repair Station #AMO 10-75
Abbotsford, B.C.

Spar Aerospace Limited
Repair Station #AMO 03-57
Canada











                                      14-1

                                   SCHEDULE 15

                            FORM OF TECHNICAL REPORT

                             AIRCRAFT SPECIFICATIONS
                                    WORKSHEET




GENERAL                                    WEIGHTS
Registration:           __________         Max. Taxi Weight:         __________
Manufacturer:           __________         Max. Take Off Weight:     __________
Aircraft Type:          __________         Max. Landing Weight:      __________
Serial Number:          __________         Max. Zero Fuel Weight:    __________
Line Number:            __________         Operating Empty Weight:   __________
Date of Manufacture:    __________         Fuel Capacity:            __________
Aircraft TT:            __________                                   __________
Aircraft TC:            __________         UTILIZATION               __________
Data as of:             __________         Hours:                    __________
                                           Cycles:                   __________


INSPECTIONS

-------------------------------------------------------------------------------
  TYPE OF CHECK         LAST ACCOMPLISHED                               TIME
                    DATE      TIME     CYCLE         INTERVAL         REMAINING
-------------------------------------------------------------------------------
       C
-------------------------------------------------------------------------------

__ Any major checks coming due in the next 3 months.

ENGINES                                      MFG:       ___________

                                             TYPE:      ___________

-------------------------------------------------------------------------------
 POSITION           S/N           TT          TC          TSO           ICO
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------




                                      15-1

                             AIRCRAFT SPECIFICATIONS
                                    WORKSHEET

REGISTRATION:   _________________

AUXILIARY POWER UNIT

                    MFG:       ___________

                    TYPE:      ___________


       S/N                TT                 TC                   TSO
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

      LANDING GEAR

              OVERHAUL INTERVAL

                    MAIN:       ___________

                    NOSE:       ___________

        -----------------------------------------------------------------------
           S/N     TT     TC    TSO     CSO         TIME            CYCLES
                                                 REMAINING         REMAINING
                                                  TO O/H            TO LIFE
        -----------------------------------------------------------------------
 NLG
        -----------------------------------------------------------------------
 LMG
        -----------------------------------------------------------------------
 RMG
        -----------------------------------------------------------------------

INTERIOR EQUIPMENT

                                       QTY                LOCATION & TYPE
                               -----------------------------------------------
Galleys:
                               -----------------------------------------------
Lavatories:
                               -----------------------------------------------
Air Stairs:
                               -----------------------------------------------
Psgr. Seats:
                               -----------------------------------------------


                                      15-2

                             AIRCRAFT LEASE NOVATION
                             AND AMENDMENT AGREEMENT

                          DATED AS OF FEBRUARY 28, 2001

                        AVIATION FINANCIAL SERVICES INC.
                               AS EXISTING LESSOR

                              ALOHA AIRLINES, INC.
                                    AS LESSEE

                           CASTLE HARBOUR LEASING INC.
                                  AS NEW LESSOR

                                  IN RESPECT OF
                AIRCRAFT LEASE AGREEMENT DATED AS OF MAY 12, 2000
              RELATING TO BOEING 737-700 AIRCRAFT BEARING MSN 28641

                                                               EXECUTION VERSION

THIS AGREEMENT is made as of February 28, 2001

BETWEEN:

AVIATION FINANCIAL SERVICES INC., a corporation incorporated under the laws of the State of Delaware having its principal place of business and chief executive office at 201 High Ridge Road, Stamford, Connecticut 06927. ("EXISTING LESSOR");

ALOHA AIRLINES, INC., a corporation incorporated under the laws of the State of Delaware with its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 and its chief executive office at 500 Ala Moana Blvd., Two Waterfront Tower, Suite 500, Honolulu, Hawaii 96813 ("LESSEE"); and

CASTLE HARBOUR LEASING INC., a corporation incorporated under the laws of the State of Delaware and having its principal office at c/o GE Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, CT 06927, U.S.A. ("NEW LESSOR").

WHEREAS:

(A) By Aircraft Lease Agreement, dated as of May 12, 2000, between Lessee and Existing Lessor which incorporates by reference that certain Aircraft Lease Common Terms Agreement dated as of May 12, 2000 executed by General Electric Capital Corporation and Lessee, as the same has been amended by that certain letter agreement dated May 12, 2000 entered into between Existing Lessor and Lessee (collectively, and as amended, the "LEASE"), Existing Lessor has agreed to lease to Lessee and Lessee has agreed to take on lease one Boeing Model 737-700 aircraft identified in such Lease as having manufacturer's serial number 28641 (the "AIRCRAFT") on the terms and subject to the conditions contained in the Lease.

(B) The parties have agreed that New Lessor should assume the rights, liabilities and obligations of Existing Lessor under the Lease, and that Existing Lessor should be released from its liabilities and obligations under the Lease on the terms and conditions set out herein.

NOW THEREFORE in consideration of the provisions and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS AGREED as follows:

1.       INTERPRETATION

1.1 DEFINITIONS: In this Agreement, the following expressions shall have the following meanings:

         "EFFECTIVE TIME" bears the meaning ascribed to it in Clause 5; and

         "NOVATED LEASE" means an agreement between New Lessor and Lessee on the same terms as the Lease, subject to the amendments specified in this Agreement.

 1.2 DEFINED TERMS IN LEASE: Capitalised terms used, but not defined, in this Agreement shall have the respective meanings assigned to them in the Lease.

 1.3 INTERPRETATION: In this Agreement, unless the context otherwise requires:

           (a) a reference to a Clause or a Schedule is a reference to a clause of or schedule to this Agreement;

           (b) a reference to a person includes its successors and permitted assigns;
           (c) words importing the plural shall include the singular, and vice versa; and
           (d)   headings are to be ignored in construing this Agreement.

 2.       NOVATION

 2.1 RELEASES, ASSIGNMENTS AND ASSUMPTIONS: As of and with effect from the Effective Time, and subject to the provisions of Clauses 2.2 and 2.3:

           (a) Existing Lessor releases Lessee from Lessee's obligations, duties and liabilities under the Lease, and Lessee agrees that it has no further rights against Existing Lessor under the Lease;

           (b) Lessee releases Existing Lessor from Existing Lessor's obligations, duties and liabilities under the Lease, and Existing Lessor agrees that it has no further rights against Lessee under the Lease;

           (c) Existing Lessor assigns to New Lessor, and New Lessor assumes, the rights and obligations, duties and liabilities of Existing Lessor under the Lease, and New Lessor agrees to perform the obligations of the Lessor under the Novated Lease;

           (d) Lessee consents to and accepts the assumption by New Lessor of Existing Lessor's rights and obligations, duties and liabilities under the Lease and New Lessor's agreement to perform the obligations of the Lessor under the Novated Lease;

           (e) Lessee agrees that it will not assert against New Lessor any claim or defence which it may have or have had against Existing Lessor under the Lease prior to the Effective Time; and

           (f) Lessee acknowledges that its obligations, duties and liabilities under the Novated Lease are to New Lessor, and agrees with New Lessor to perform the obligations of Lessee under the Novated Lease.

          Each of the foregoing events and agreements is conditional upon the happening of the others and shall occur simultaneously.

  2.2 EFFECT: Existing Lessor, New Lessor and Lessee accordingly agree that, as and with effect from the Effective Time, the Lease is novated and constitutes an agreement between New Lessor as lessor and Lessee as lessee on the terms and conditions of the Novated Lease.

2.3 PRE-EFFECTIVE TIME RIGHTS AND REMEDIES: Without prejudice to the rights of New Lessor under the Novated Lease and in consideration of the payment by Existing Lessor to Lessee of US$5 (receipt and sufficiency of which are hereby acknowledged), New Lessor, Lessee and Existing Lessor agree that Existing Lessor and Lessee shall have the same rights and remedies against each other pursuant to this Clause
         2.3 as each would have had under the Lease in respect of any losses, liabilities or claims suffered or incurred or brought against or payments due to each other in respect of or attributable to the period of the Term prior to the Effective Time as if Existing Lessor had remained the Lessor under the Lease, and New Lessor shall not be responsible to Lessee in respect of any such losses, liabilities or claims, nor shall Lessee exercise any set-off or counterclaim in respect of any such losses, liabilities or claims against New Lessor.

3.       LEASE AMENDMENTS

3.1 AMENDMENTS: As of, and with effect from, the Effective Time the Lease shall be (and it is hereby) amended as follows:

(a) the expressions THIS LEASE and THE LEASE shall be construed, wherever they appear in the Lease and wherever the context so permits, as if they referred to the Novated Lease;

(b) the expression LESSOR shall be construed, wherever it appears in the Lease, as if it referred to New Lessor in place of Existing Lessor (other than Recital B to the Aircraft Lease Agreement, in which case the expression LESSOR shall be construed to mean General Electric Capital Corporation, a New York corporation);

(c) Clause 3.4 of the Aircraft Lease Agreement shall be amended and restated in its entirety as follows:

         LESSOR'S BANK ACCOUNT: For the purposes of Clause 5.5 of the Common Terms Agreement, Lessor's bank account and wire transfer particulars, to which all payments to Lessor shall be made, are at the date hereof:

                  Bankers Trust Company
                  New York
                  ABA 021 001 033

                  For the account of:
                  Castle Harbour Leasing Inc
                  Account Number: 50-263-968

3.2 REFERENCES IN OTHER DOCUMENTS: With effect from the Effective Time, all references to the Lease contained in any documents delivered under or pursuant to the Lease shall be construed as references to the Novated Lease (as it may be further amended from time to time).

4.       DEPOSIT

         As of the Effective Time the portion of the Deposit actually paid by Lessee as of the date hereof ($286,400) shall be transferred by Existing Lessor to New Lessor, and:

        (a) New Lessor acknowledges and agrees with Lessee, with effect from the Effective Time, that such moneys have been paid by Lessee in accordance with the Novated Lease and further acknowledges and agrees that Lessee shall have no further obligation to make any payment in respect of the Deposit which have become due and payable before the Effective Time and in respect of which Lessee has made payment in favour of Existing Lessor;

        (b) each of New Lessor, Lessee and Existing Lessor agrees that any amounts in respect of the Deposit which become due and payable at or after the Effective Time shall be payable by Lessee to New Lessor in accordance with the Novated Lease;

        (c) Existing Lessor acknowledges that it has released and has no continuing security or other interest in the moneys and amounts transferred to New Lessor under this clause.

5.       EFFECTIVE TIME

         This Agreement shall become effective at the time (the "EFFECTIVE TIME") at which this Agreement shall have been executed by all of the parties hereto, and such signatures shall have been delivered to New Lessor. New Lessor shall notify each of Existing Lessor and Lessee in writing of the Effective Time promptly upon its determination of the same. Filing of this Agreement with the FAA shall evidence that the Effective Time has occurred.

6.       MISCELLANEOUS

6.1 CONTINUING EFFECT: Save as provided for herein, the Novated Lease and all provisions thereof shall continue in full force and effect as the legal, valid and binding rights and obligations of each of New Lessor and Lessee enforceable in accordance with their respective terms. All representations, warranties and agreements contained in this Agreement shall continue in full force and effect after the Effective Time.

6.2 VARIATION: The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of all the parties; provided that New Lessor and Lessee shall be entitled to amend, modify or vary the terms of the Novated Lease after the Effective Time without reference to Existing Lessor.

6.3 NOTICES: Every notice, request, demand or other communication under this Agreement shall be made in accordance with Clause 15.7 of the Novated Lease and shall be sent to Existing Lessor and Lessee to the addresses for notices set forth in Clause 6 of the Aircraft Lease Agreement and every notice, request, demand or other communication to New Lessor under this Agreement and the Novated Lease shall be sent to:
                           c/o GE Capital Aviation Services, Inc.
                           201 High Ridge Road
                           Stamford, CT 06927
         Attention:        Contracts Leader
         Facsimile:        203-357-3201
         Telephone:        203-357-3776

6.4 COUNTERPARTS: This Agreement may be executed in any number of counterparts and by any party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

6.5 LEASE PROVISIONS: The provisions of Clauses 14 (Assignment), 15.2 (Waivers, Remedies Cumulative), 15.4 (Severability), and 15.8 (Governing Law; Jurisdiction; WAIVER OF JURY TRIAL) of the Lease shall apply to this Agreement as if set out in fall herein.

6.6 NAMEPLATES: New Lessor hereby advises Lessee that the Nameplate Inscription on the Nameplates installed on the Aircraft in accordance with the requirements of Clause 8.6(a) shall read as follows:

     "This Aircraft/Engine is owned by Castle Harbour Leasing Inc., and is leased to Aloha Airlines, Inc. and may not be operated by any other person without the prior written consent of Castle Harbour Leasing Inc."

6.7 EXPENSES: New Lessor hereby agrees that it will, upon written request from Lessee accompanied by written evidence as to the amount of such fees and expenses reasonably satisfactory to New Lessor, reimburse Lessee, or cause Lessee to be reimbursed, for the reasonable fees and disbursements of Lessee's outside legal counsel relating to the review, negotiation and execution of this Agreement.

6.8 ENTIRE AGREEMENT: The Novated Lease and this Agreement together constitute the sole and entire agreement between Lessee and New Lessor in relation to the leasing of the Aircraft, and supersede all previous agreements in relation to that leasing.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first herein written.

SIGNED for and on behalf of AVIATION FINANCIAL SERVICES INC.

By:   /s/ Charles H. Meyer
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------

SIGNED for and on behalf of ALOHA AIRLINES, INC.

By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------


By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------

SIGNED for and on behalf of CASTLE HARBOUR LEASING INC.,

By:   /s/ Charles H. Meyer
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first herein written.

SIGNED for and on behalf of AVIATION FINANCIAL SERVICES INC.

By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------

SIGNED for and on behalf of ALOHA AIRLINES, INC.

By:   /s/ G.R. Zander
    -----------------------------------

Name:    Glenn R. Zander
      ---------------------------------

Title:   President & CEO
       --------------------------------


By:   /s/ James M. King
    -----------------------------------

Name:    James M. King
      ---------------------------------

Title:   SR VP Planning & Business Dev.
       --------------------------------

SIGNED for and on behalf of CASTLE HARBOUR LEASING INC.,

By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------

                                                            EXECUTION VERSION

                                March 20, 2001

Aloha Airlines, Inc.
371 Aokea Street
Honolulu, Hawaii 96819
Attn: Executive Vice President and Chief Financial Officer

         Re: Aircraft Lease Agreement dated as of May 12, 2000 between
             Aviation Financial Services Inc. ("AFSI"), as lessor, and Aloha Airlines, Inc., as Lessee ("LESSEE"), in respect of One Boeing 737-700 Aircraft Bearing MSN 28641 and U.S. Reg. No. N741AL, which incorporates the terms of that certain Common Terms Agreement dated as of May 12, 2000 between General Electric Capital Corporation and Aloha Airlines, Inc. (i) as modified by that certain Letter Agreement dated May 12, 2000 between AFSI and Lessee, and (ii) as assigned and novated by that certain Aircraft Lease Novation and Amendment Agreement among AFSI, as existing lessor, Castle Harbour Leasing Inc., as new lessor ("Lessor"), and Lessee (collectively, and as amended or supplemented from time to time, the "LEASE")

Ladies and Gentlemen:

         We refer to the Lease, as defined above, and capitalized terms used without definition herein have the meanings assigned to them in the Lease. Lessor and Lessee desire to enter into this Letter Agreement in order to document their mutual understanding in respect of certain additional changes in the specifications for the Aircraft to be completed prior to Delivery.

         1. SCOPE OF CHANGES TO DELIVERY CONDITIONS. Lessor and Lessee hereby acknowledge and agree that, notwithstanding anything to the contrary set forth in the Lease, at Delivery under the Lease, (i) the engine thrust capacity of the Aircraft shall have been modified from the level currently specified in the GECAS Detail Specification D6-38808-34 (Revision D) as incorporated in the Purchase Agreement No. 1905 dated as of April 1996 (the "PURCHASE AGREEMENT") between General Electric Capital Corporation, as buyer, and The Boeing Company, as seller, to include 26,000 lbs. Engine thrust bump option (the "ENGINE THRUST BUMP UPGRADE"), and (ii) the Aircraft shall be modified to include partial provisions for the installation of the Honeywell SATCOM system (the "SATCOM PROVISIONS"). Completion of the Engine Thrust Bump Upgrade and the installation of the

SATCOM Provisions shall each be deemed one of the "Delivery Condition Requirements" for all purposes of the Lease.

        2. COST OF CHANGES AND EFFECT ON RENT.

        [This provision has been omitted as confidential information, and is separately filed with the Commission.]

         3. LIMITATION ON AMENDMENT. Except as expressly modified by this Letter Agreement, all of the terms and provisions of the Lease remain in full force and effect and are hereby ratified and confirmed by the parties.

        Please indicate your acceptance of and agreement with the terms set forth in this Letter Agreement by signing in the space provided below and return one fully-executed counterpart of this Letter Agreement to Lessor.

                                   Very truly yours,

                                   CASTLE HARBOUR LEASING INC.


                                   By: /s/ Charles H. Meyer
                                       --------------------------------
                                   Name:   Charles Meyer
                                       --------------------------------
                                   Title:  Vice President
                                       --------------------------------

ACKNOWLEDGED AND AGREED.

ALOHA AIRLINES, INC.


By:
    --------------------------------
Name:
    --------------------------------
Title:
    --------------------------------


By:
    --------------------------------
Name:
    --------------------------------
Title:
    --------------------------------

         Please indicate your acceptance of and agreement with the terms set forth in this Letter Agreement by signing in the space provided below and return one fully-executed counterpart of this Letter Agreement to Lessor.

                                   Very truly yours,

                                   CASTLE HARBOUR LEASING INC.


                                   By:
                                       --------------------------------
                                   Name:
                                       --------------------------------
                                   Title:
                                       --------------------------------

ACKNOWLEDGED AND AGREED.

ALOHA AIRLINES, INC.


By: /s/ G. R. Zander
    --------------------------------
Name:   Glenn R. Zander
    --------------------------------
Title:  President & CEO
    --------------------------------


By: /s/ James M. King
    --------------------------------
Name:   James M. King
    --------------------------------
Title:  SR VP Planning & Business Dev
    --------------------------------

                             LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1, dated March 29, 2001 between Castle Harbour Leasing Inc., a corporation organized under the laws of the State of Delaware ("Lessor"), and Aloha Airlines, Inc., a corporation organized under the laws of the State of Delaware ("Lessee").

          Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of May 12, 2000, including the Common Terms Agreement as defined therein (collectively, herein referred to as the "Agreement" and the defined terms therein being hereinafter used with the same meaning). The Agreement provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof.

          The Agreement and this Lease Supplement relate to the Aircraft, Engines and Parts as more precisely described below and in the Certificate of Technical Acceptance. A counterpart of the Agreement is attached hereto and this Lease Supplement and the Agreement shall form one document.

          In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

          1. Lessor hereby delivers and leases to Lessee under and pursuant to the Agreement and Lessee hereby accepts, acknowledges receipt of possession and leases from Lessor under and pursuant to the Agreement, that certain Boeing 737-76N aircraft, and the two (2) CFM56-7B26 Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in Schedule 1 hereto, together with the Aircraft Documents and Records described in the Agreement (the "Delivered Aircraft").

          2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiry Date, with respect to which the Scheduled Expiry Date shall be March 29, 2016.

          4. The amount of Rent for the Delivered Aircraft is set forth in Schedule B to the Agreement.

          5. Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of
 Section 8.6(a) of the Agreement, (ii) the Aircraft is insured as required by the Agreement, (iii) the representations and warranties of Lessee referred to in Section 2.1 of the Agreement are hereby repeated with effect as of the date first above written, (iv) having inspected the Delivered Aircraft, Lessee acknowledges that the Delivered Aircraft satisfies all conditions required for Lessee's acceptance of delivery as set forth in the Agreement, and (v) the execution and delivery of this Lease Supplement signifies absolute and irrevocable acceptance by Lessee of the Delivered Aircraft for all purposes hereof and of the Agreement.

          6. All of the terms and provisions of the Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

         7. This Lease Supplement may be executed in any number of counterparts; each of such counterparts, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

             IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed as of the day and year first above written.


     LESSOR,                              LESSEE,

     CASTLE HARBOUR LEASING INC.          ALOHA AIRLINES, INC.


     By:  /s/ Charles H. Meyer            By:___________________________
        ------------------------
     Name: Charles H. Meyer               Name:_________________________
          ----------------------
     Title:   Vice President              Title: _______________________
           ---------------------


                                          By: __________________________

                                          Name:_________________________

                                          Title:________________________

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed as of the day and year first above written.

 LESSOR,                                 LESSEE,

 CASTLE HARBOUR LEASING INC.             ALOHA AIRLINES, INC.




 By:___________________________          By:   /s/ Brenda F. Cutwright
                                            ---------------------------------
 Name:_________________________          Name: BRENDA F. CUTWRIGHT
                                              -------------------------------
 Title:________________________          Title:   EXEC. V.P. & C.F.O.
                                               ------------------------------


                                         By:   /s/ James M. King
                                            ---------------------------------
                                         Name:      JAMES M. KING
                                              -------------------------------
                                         Title: SENIOR V.P. PLANNING & BUS DEV.
                                               --------------------------------

                                   SCHEDULE 1

              Airframe Manufacturer:                      Boeing
              Aircraft Model and Series:                  737-76N
              Registration Mark:                          N741AL
              Manufacturer's Serial Number:               28641
              Engine Manufacturer and Model:              CFMI Model CFM56-7B26
              Engine Serial Numbers:                      889274 and 888281

                                 March 29, 2001

 Aloha Airlines, Inc.
 371 Aokea Street
 Honolulu, Hawaii 96819
 Attn: Executive Vice
 President and Chief Financial Officer

          Re: Aircraft Lease Agreement dated as of May 12, 2000 between Aviation Financial Services Inc. ("AFSI"), as lessor, and Aloha Airlines, Inc., as Lessee ("LESSEE"), in respect of One Boeing 737-700 Aircraft Bearing MSN 28641 and U.S. Reg. No. N741AL, which incorporates the terms of that certain Common Terms Agreement dated as of May 12, 2000 between General Electric Capital Corporation and Aloha Airlines, Inc. (i) as modified by that certain Letter Agreement dated May 12, 2000 between AFSI and Lessee, (ii) as assigned and novated by that certain Aircraft Lease Novation and Amendment Agreement among AFSI, as existing lessor, Castle Harbour Leasing Inc., as new lessor ("Lessor"), and Lessee, (iii) as modified by that certain Letter Agreement dated March 20, 2001 (collectively, and as amended or supplemented from time to time, the "LEASE")

 Ladies and Gentlemen:

         We refer to the Lease, as defined above, and capitalized terms used without definition herein have the meanings assigned to them in the Lease. Lessor and Lessee desire to enter into this Letter Agreement in order to document their mutual understanding in respect of the determination of the actual amount of Rent pursuant to Part III of Schedule B to the Lease as well as in respect of an undertaking by Lessee with respect to a legal opinion.

          1. RENT. [This provision has been omitted as confidential information, and is separately filed with the Commission.]


         2. UNDERTAKING BY LESSEE. Lessee hereby covenants and undertakes to obtain, and to deliver to Lessor on or before April 23, 2001 an updated legal opinion from Squires, Sanders & Dempsey, Lessee's regulatory counsel, which shall be in form and substance reasonably satisfactory to Lessor, as to (i) Lessee's possession of an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo and
 (ii) Lessee's possession of a Certificate of Public Convenience and Necessity issued by the U.S. Department of Transportation authorizing Lessee to engage in both interstate and foreign carriage of passengers and cargo. Lessee and Lessor mutually agree and acknowledge that, if Lessee fails to deliver the foregoing updated legal opinion to Lessor within the period specified in the preceding sentence, such failure shall constitute an "Event of Default" for all purposes of the Lease and Lessor shall be entitled to any and all rights and remedies available to Lessor under the Lease and applicable Law.

          3. LIMITATION ON AMENDMENT. Except as expressly modified by this Letter Agreement, all of the terms and provisions of the Lease remain in full force and effect and are hereby ratified and confirmed by the parties.

          Please indicate your acceptance of and agreement with the terms set forth in this Letter Agreement by signing in the space provided below and return one fully-executed counterpart of this Letter Agreement to Lessor.

                                               Very truly yours,

                                               CASTLE HARBOUR LEASING INC.

                                               By:     /s/ Charles H. Meyer
                                                     -------------------------
                                               Name:       Charles Meyer
                                                     -------------------------
                                               Title:      Vice President
                                                     -------------------------

 ACKNOWLEDGED AND AGREED.

 ALOHA AIRLINES, INC.

 By:
      ---------------------------
 Name:
      ---------------------------
 Title:
      ---------------------------


 By:
      ---------------------------
 Name:
      ---------------------------
 Title:
      ---------------------------

           Please indicate your acceptance of and agreement with the terms set forth in this Letter Agreement by signing in the space provided below and return one fully-executed counterpart of this Letter Agreement to Lessor.

                                              Very truly yours,

                                              CASTLE HARBOUR LEASING INC.

                                              By:
                                                    ---------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                    ---------------------------


  ACKNOWLEDGED AND AGREED.

  ALOHA AIRLINES, INC.

  By:     /s/ Brenda F. Cutwright
        ----------------------------
  Name:    Brenda F. Cutwright
        ----------------------------
  Title: EXECUTIVE Vice President & CFO
        ----------------------------

  By:    /s/ James M. King
        ----------------------------
  Name:      James M. King
        ----------------------------
  Title:   Senior Vice President
        ----------------------------
        Planning & Business Development

                                                               EXECUTION VERSION
                                                               -----------------

                                  AMENDMENT TO

                      AIRCRAFT LEASE COMMON TERMS AGREEMENT

                             Dated December 14, 2001

                                     between

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    as Lessor

                                       and

                              ALOHA AIRLINES, INC.

                                    as Lessee

THIS AMENDMENT TO AIRCRAFT LEASE COMMON TERMS AGREEMENT is made on December 14, 2001 (this "AGREEMENT")

BETWEEN:

GENERAL ELECTRIC CAPITAL CORPORATION, a company incorporated under the laws of Delaware whose principal office is at 201 Long Ridge Road, Stamford, CT 06927, U.S.A. ("GE CAPITAL"); and

ALOHA AIRLINES, INC., a company incorporated under the laws of Delaware whose principal place of business is at 371 Aokea Street, Honolulu, HI 96819, U.S.A. and its chief executive office at 500 Ala Moana Blvd., Two Waterfront Tower, Suite 500, Honolulu, HI 96813, U.S.A. ("ALOHA").

WHEREAS:

(A) GE Capital and Aloha have previously entered into that certain Aircraft Lease Common Terms Agreement dated as of May 12, 2000 (the "CTA");

(B) GE Capital and Aloha desire to amend the CTA on the terms set forth in this Agreement.

IT IS AGREED as follows:

1.      INTERPRETATION

1.1     DEFINITIONS: From and after the effective date of this Agreement
        (as notified to Lessee pursuant to the Notice), all references herein to the "Lease" mean the integrated agreement consisting of the various documents comprising the Lease as defined in Schedule 1 to the CTA as the same is amended by this Agreement and all references in the Lease to "the Lease," the "Aircraft Lease Agreement," "hereunder" or the like shall mean the Lease as amended by this Agreement. Capitalized terms used herein but not defined shall have the respective meanings ascribed to such terms in the Lease.

1.2 CONSTRUCTION: The provisions of Clause 1.2 (Construction) of the CTA shall apply to this Agreement as if the same were set out in full herein.

2.      AMENDMENT TO CTA

2.1 Schedule 7 to the CTA is hereby amended to read in its entirety as set forth on Schedule 7 attached to this Agreement.

3.      MISCELLANEOUS

3.1 FURTHER ASSURANCES: Aloha agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by GE Capital to establish, maintain and protect the rights and remedies of GE Capital and to carry out and effect the intent and purpose of this Agreement and of any Lease in which the CTA as amended by this Agreement may be incorporated.

3.2 COUNTERPARTS: This Agreement may be executed in any number of separate counterparts, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

3.3 GOVERNING LAW: The provisions of Clause 15.8 (Governing Law; Jurisdiction; WAIVER OF JURY TRIAL) of the CTA shall apply to this Agreement as if the same were set out in full herein.

3.4 VARIATION: The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of GE Capital and Aloha.

3.5 INVALIDITY OF ANY PROVISION: If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

3.6 COSTS AND EXPENSES: Aloha shall pay to GE Capital on demand all fees, costs and expenses incurred or payable by GE Capital in connection with the preparation, negotiation and completion of this Agreement and performance of the transactions contemplated hereby.

4.      CONTINUATION OF COMMON TERMS AGREEMENT

        Save as expressly amended by this Agreement, the CTA shall continue in full and unvaried force and effect as the legal, valid and binding rights and obligations of each of GE Capital and Aloha enforceable in accordance with their respective terms.

        IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

        Signed for and on behalf of
        GENERAL ELECTRIC CAPITAL CORPORATION


        By: /s/ Norman Liu
                ----------------------------
        Name:   Norman Liu
                ----------------------------
        Title:  Vice President
                ----------------------------


        Signed for and on behalf of
        ALOHA AIRLINES, INC.


        By:
                ----------------------------
        Name:
                ----------------------------
        Title:
                ----------------------------


        By:
                ----------------------------
        Name:
                ----------------------------
        Title:
                ----------------------------

        IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

        Signed for and on behalf of
        GENERAL ELECTRIC CAPITAL CORPORATION

        By:
                ----------------------------
        Name:
                ----------------------------
        Title:
                ----------------------------


        Signed for and on behalf of
        ALOHA AIRLINES, INC.

        By: /s/ Brenda F. Cutwright
                ----------------------------
        Name:   Brenda F. Cutwright
                ----------------------------
        Title:  Exec. Vice President & CFO
                ----------------------------


        By: /s/ James M. King
                ----------------------------
        Name:   JAMES M. KING
                ----------------------------
        Title:  SENIOR VICE PRESIDENT
                PLANNING & BUSINESS DEVELOPMENT
                ----------------------------

                                  SCHEDULE 7
                            INSURANCE REQUIREMENTS

1.1     TYPES OF INSURANCE

The Insurances required to be maintained are as follows:

        (a) HULL ALL RISKS of loss or damage while flying, taxiing and on the ground with respect to the Aircraft on an agreed value basis for not less than the Agreed Value and not more than 110% of the Agreed Value and with a deductible not exceeding the Deductible Amount;

        (b) HULL WAR Risks AND ALLIED PERILS in accordance with LSW555B or its equivalent form reasonably acceptable to Lessor (or an agreement of the United States Government to insure against or indemnify for substantially the same risks) in an amount not less than the Agreed Value;

        (c) ALL RISKS (including War and Allied Risk except when on the ground or in transit other than by air) property insurance on all Engines and Parts when not installed on the Aircraft for like kind and quality value and including engine test and running risks; and

        (d) COMPREHENSIVE AIRCRAFT THIRD PARTY, PROPERTY DAMAGE, PASSENGER, BAGGAGE, CARGO AND MAIL AND AIRLINE GENERAL THIRD PARTY (INCLUDING PRODUCTS) LEGAL LIABILITY for a combined single limit (bodily injury/property damage) of an amount not less than the Minimum Liability Coverage for the time being for any one occurrence (but in respect of products and personal injury liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy). War and Allied Risks are also to be covered under the policy in line with prudent market practice for comparable airlines, operating similar equipment in similar circumstances. In addition, without limitation of the requirements of the preceding sentence (and notwithstanding anything to the contrary contained in the preceding sentence), the Lessee shall in all events maintain war risk and allied perils liability insurance in accordance with London form AVN52C (as in effect on September 1, 2001) or its equivalent form reasonably acceptable to Lessor (or an agreement of the United States Government to insure against or indemnify for substantially the same risks), from time to time, with respect to the Aircraft in an amount not less than the Minimum Liability Coverage.

1.2     TERMS OF HULL AND SPARES INSURANCE

All required hull and spares insurance, so far as it relates to the Aircraft, will:

        (a) LOSS PAYEE: name Lessor, as loss payee (without imposing on Lessor any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

        (b) PAYMENT OF LOSSES: Losses will be payable in Dollars to Lessor for all amounts up to the Agreed Value and to Lessee for any excess above the Agreed Value

                 (which excess shall not exceed 10% of the Agreed Value), except where the insurance payment does not exceed the Damage Notification Threshold, and no Default is in existence, in which case the loss will be settled with and paid to Lessee;

        (c) 50/50 PROVISION: if separate Hull "all risks" and "war risks" insurances are arranged, include a 50/50 provision in accordance with market practice (AVS. 103 is the current London market language); and

        (d) NO OPTION TO REPLACE: confirm that the insurers are not entitled to replace the Aircraft in the event of an insured Event of Loss and are not entitled to replace any Engine in the event of an Engine Event of Loss with respect to such Engine.

1.3     TERMS OF LIABILITY INSURANCE

All required liability insurances will:

        (a) ADDITIONAL INSUREDS: include each Indemnitee, as additional insureds for its respective rights and interests, warranted, each as to itself only, no operational interest (without imposing on any such Person any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

        (b) SEVERABILITY: include a severability of interests clause which provides that the insurance, except for the limit of liability, will operate to give each insured the same protection as if there were a separate policy issued to each insured; and

        (c) PRIMARY POLICY: contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers will not be affected by any other insurance of which Lessor, any Indemnitee or Lessee has the benefit so as to reduce the amount payable to the additional insureds under such policies.

1.4     TERMS OF ALL INSURANCES


All Insurances will:

        (a) INDUSTRY PRACTICE: be in accordance with standard industry practice for airlines operating similar aircraft in similar circumstances;

        (b)      DOLLARS: provide cover denominated in Dollars;

        (c) WORLDWIDE: operate on a worldwide basis subject to such limitations and exclusions as are in line with industry practice obtained by prudent United States-based international air carriers;

        (d) BREACH OF WARRANTY: provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission by Lessee, or any other Person other than the respective additional assureds seeking protection and shall insure the interests of each of the additional assureds regardless of any breach or violation by Lessee, or any other Person other than the respective additional assured seeking protection of any warranty, declaration or condition, contained in such Insurances;

        (e) SUBROGATION: provide that the insurers will hold harmless and waive any rights of recourse or subrogation against the additional insureds to the extent Lessee has waived its rights against the additional insureds in the Lease;

        (f) PREMIUMS: provide that the additional insureds will have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off, counter-claim or other deduction, by attachment or otherwise, in respect of any premium due against the respective interests of the additional insureds other than outstanding premiums relating to the Aircraft, any Engine or Part the subject of the relevant claim;

        (g) CANCELLATION/CHANGE: provide that the Insurances will continue unaltered for the benefit of the additional insureds for at least 30 days after written notice by registered mail or telex of any cancellation, change, event of non-payment of premium or installment thereof has been sent by insurer(s) to Lessor, or where an insurance broker is appointed to the insurance broker who shall promptly send on such notice to Lessor, except in the case of war risks for which 7 days (or such lesser period as is or may be customarily available in respect of war risks or allied perils) will be given, or in the case of war between the 5 great powers or nuclear peril for which termination is automatic; and

        (h)      [NOT APPLICABLE]

        (i)      [INTENTIONALLY OMITTED.]

        (j) INDEMNITIES: accept and insure the indemnity provisions of the Lease to the extent of the risks covered by the policies.

1.5     DEDUCTIBLES

Lessee shall be responsible for any and all deductibles under the Insurances.

1.6     APPLICATION OF INSURANCE PROCEEDS

The Insurances will be endorsed to provide for payment of proceeds as follows:

        (a) EVENT OF LOSS: all insurance payments up to the Agreed Value received as the result of an Event of Loss occurring during the Term will be paid to Lessor as loss payee and any amount in excess of the Agreed Value (which excess shall not exceed 10% of the Agreed Value) shall be paid to Lessee;

        (b) EXCEEDING DAMAGE NOTIFICATION THRESHOLD: all insurance proceeds of any damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting an Event of Loss and in excess of the Damage Notification Threshold will be paid to the appropriate repair facility, and applied in payment (or paid to Lessee and/or Lessor as reimbursement) for repairs or replacement property upon Lessor being satisfied that the repairs or replacement have been effected in accordance with the Lease.

        (c) BELOW DAMAGE NOTIFICATION THRESHOLD: insurance proceeds in amounts below the Damage Notification Threshold shall be paid by the insurer directly to Lessee;

        (d) LIABILITY PROCEEDS: all insurance proceeds in respect of third party liability will be paid by the insurers to the relevant third party in satisfaction of the relevant liability or to Owner, Lessor, Financing Partners' Representative or Lessee, as the case may be, in reimbursement of any payment so made;

        (e) DEFAULT: notwithstanding any of the foregoing paragraphs, if at the time of the payment of any such insurance proceeds a Default has occurred and is continuing, all such proceeds will be paid to Lessor, Owner or Financing Parties' Representative, as the case may be, or retained to be applied toward payment of any amounts which may be or become payable by Lessee in such order as Lessor or Owner, as the case may be, may elect until such time as no Default is continuing and then applied as described above; and to the extent that insurance proceeds are paid to Lessee, Lessee agrees to hold such proceeds in trust and comply with the foregoing provisions and apply or pay over such proceeds as so required.

1.7     UNITED STATES GOVERNMENTAL INDEMNITY

Notwithstanding any of the foregoing paragraphs, in the event of a Permitted Sub-Lease to, or a requisition of use by, the United States or any Governmental Entity whose obligations have the full faith and credit of the federal Government of the United States, Lessor agrees to accept in lieu of insurance required hereunder indemnification or insurance from the United States or such a Governmental Entity in a form reasonably acceptable to Lessor and Owner and against such risks and in such amounts and on such terms such that when added to the Insurance maintained by Lessee, Lessee is in full compliance with the requirements of Section 9 and this Schedule.

                                                            EXECUTION VERSION


              AGREEMENT AND AMENDMENT TO AIRCRAFT LEASE AGREEMENT



                             DATED DECEMBER 14, 2001

                                     BETWEEN

                           CASTLE HARBOUR LEASING INC.

                                    AS LESSOR

                                       AND

                              ALOHA AIRLINES, INC.

                                    AS LESSEE


               AGREEMENT AND AMENDMENT TO AIRCRAFT LEASE AGREEMENT


                                  IN RESPECT OF
              AIRCRAFT LEASE AGREEMENT DATED AS OF MAY 12, 2000
RELATING TO BOEING MODEL 737-700 AIRCRAFT MANUFACTURER'S SERIAL NUMBER 28641

THIS AGREEMENT is made on December 14,2001 ("AGREEMENT")

BETWEEN:

CASTLE HARBOUR LEASING INC., a company incorporated under the laws of Delaware whose principal office is at c/o GE Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, CT 06927, U.S.A. ("LESSOR"); and

ALOHA AIRLINES, INC., a company incorporated under the laws of Delaware whose principal place of business is at 371 Aokea Street, Honolulu, HI 96819, U.S.A. and its chief executive office at 500 Ala Moana Blvd., Two Waterfront Tower, Suite 500, Honolulu, HI 96813, U.S.A. ("LESSEE").

WHEREAS:

(A) By an Aircraft Lease Agreement dated as of May 12, 2000 ("ORIGINAL LEASE") between Lessee, as lessee, and Aviation Financial Services Inc. ("AFSI"), as lessor, which incorporates by reference that certain Aircraft Lease Common Terms Agreement dated as of May 12, 2000 executed by General Electric Capital Corporation and Lessee (the "CTA"), as the same has been amended by (i) that certain letter agreement dated May 12, 2000 entered into between AFSI and Lessee,
         (ii) that certain Aircraft Lease Novation and Amendment Agreement dated as of February 28, 2001 (the "NOVATION AGREEMENT") among AFSI, as existing lessor, Lessor, as new lessor and Lessee, (iii) that certain letter agreement dated March 20, 2001 entered into between Lessor and Lessee, (iv) that certain letter agreement dated March 29, 2001 entered into between Lessor and Lessee, and (v) Lease Supplement No. 1 dated March 29, 2001 entered into between Lessor and Lessee (collectively, and as amended or supplemented from time to time, the "LEASE") Lessor leased to Lessee and Lessee took on lease one Boeing model 737-700 aircraft with manufacturer's serial number 28641 (the "AIRCRAFT") on the terms and subject to the conditions contained therein.

(B) The Original Lease, together with the Novation Agreement and Lease Supplement No. 1 thereto, have been recorded by the FAA and assigned conveyance numbers by the FAA as set forth on Schedule I hereto.

(C) Lessee has requested Lessor to permit Lessee to defer the payment of a portion of the Rent and to amend the Lease to change certain provisions therein subject to the terms and conditions of this Agreement.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1 DEFINITIONS: Capitalised terms used herein but not defined shall have the respective meanings ascribed to such terms in the Lease.

1.2 CONSTRUCTION: The provisions of Clause 1.2 (Construction) of the CTA shall apply to this Agreement as if the same were set out in full herein. From and after the effective date of this Agreement (as notified to Lessee pursuant to the Notice), all references in the Lease to "the Lease," the "Aircraft Lease Agreement," "hereunder" or the like shall mean the Lease as amended by this Agreement.

2.       REPRESENTATIONS AND WARRANTIES

         Lessee hereby repeats the representations and warranties in Clause 2.1 of the CTA as if made with reference to the facts and circumstances existing as at the date hereof and as if the references in such representations and warranties to the "Lease" referred to the Lease as amended by this Agreement.

3.       DEFERRAL OF RENT

3.1. DEFINITION OF DEFERRED AMOUNT: The term "Deferred Amount" is defined in Clause 2 of Schedule 2 hereto.

3.2 TERMS OF RENT DEFERRAL: Each Deferred Amount shall be deferred as set forth in Clause 3 of Schedule 2 hereto.

4.       LETTER OF CREDIT

4.1 DEFINITION OF LETTER OF CREDIT PROCEEDS: The term "Letter of Credit Proceeds" is defined in Clause 2 of Schedule 2 hereto.

4.2 APPLICATION OF LETTER OF CREDIT PROCEEDS: The Letter of Credit Proceeds shall be applied as set forth in Clause 4.1 of Schedule 2 hereto.

4.3 RESTORATION OF LETTER OF CREDIT: The Letter of Credit shall be restored by Lessee as set forth in Clause 4.2 of Schedule 2 hereto.

4.4 REMAINING AMOUNTS AVAILABLE UNDER LETTER OF CREDIT: Lessor shall continue to hold the Letter of Credit and shall be entitled to draw the remaining amounts available for drawing in accordance with the Lease, and Lessee shall ensure that the Letter of Credit complies with all requirements of Section 5.14 of the CTA and Section 3.1 of the Lease, except as set forth in Clause 4.2 of Schedule 2 hereto.

5.       AMENDMENTS TO LEASE

5.1 AMENDMENT TO CLAUSE 1.1: The following new definition is hereby added, to Clause 1.1 of the Lease:

         DEFERRED AMOUNT has the meaning assigned to it in the Agreement and Amendment to Aircraft Lease Agreement dated December 14, 2001 between Lessor and Lessee.

5.2      EVENTS OF DEFAULT:

         (a) In lieu of paragraph (a) (NON-PAYMENT) of Schedule 9 to the CTA, the following shall constitute an Event of Default:

              NON-PAYMENT: Lessee fails to make any payment of Rent, Supplemental Rent or any other amount payable under the Lease (including, without limitation, any repayment of a Deferred Amount due under the Agreement and Amendment to Aircraft Lease Agreement dated December 14, 2001 between Lessor and Lessee) on the due date and such failure continues for three (3) Business Days or more.

          (b) In addition to the Events of Default set forth in paragraph (m) of Schedule 9 to the CTA, the following shall constitute an Event of Default:

                    the Letter of Credit is not restored as set forth in Clause
                    4.3 of the Agreement and Amendment to Aircraft Lease Agreement dated December 14, 2001 between Lessor and Lessee.

5.3 RIGHTS AND REMEDIES ON DEFAULT: In addition to the rights and remedies set forth in Clause 13.2 of the CTA, the following shall be an additional right of Lessor:

                    Upon the occurrence of an Event of. Default, the entire outstanding Deferred Amounts, together with interest thereon at the Interest Rate, shall become immediately due and payable by Lessee.

5.4 AMENDMENT TO THE CTA. Lessor and Lessee hereby acknowledge and agree that (i) the Amendment of Aircraft Lease Common Terms Agreement attached hereto as Schedule 3 is hereby incorporated by this reference and made an integral part of the Lease, and (ii) all references in the Lease to the "CTA" or "Common Terms Agreement" shall mean the CTA as amended by such amendment.

6.        CONDITIONS PRECEDENT

6.1 CONDITIONS: This Agreement shall take effect upon issuance by Lessor of a notice to Lessee (the "NOTICE") confirming the satisfaction of each of the following conditions and receipt of the following documents by Lessor on or prior to December 31, 2001:

          (a) RESOLUTIONS: a copy of a resolution of the board of directors of Lessee approving the terms of, and transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorising a specified person or persons to execute this Agreement;

          (b) LEGAL OPINION: a legal opinion from Lessee's counsel in a form reasonably satisfactory to Lessor, and

          (C)  OTHER: such other documents as Lessor may reasonably request.

6.2 FURTHER CONDITIONS PRECEDENT: Lessor's obligations under this Agreement are subject to the further conditions precedent that as of the date of issuance of the Notice:

          (a) the representations and warranties of Lessee under Clause 2 of this Agreement and under Clause 2.1 of the CTA shall be true and correct; and

          (b) no Default shall have occurred and be continuing or might result from the leasing of the' Aircraft to Lessee under the Lease as amended hereby.

6.3 WAIVER: The conditions specified in Clauses 6.1 and 6.2 are for the sole benefit of Lessor and may be waived or deferred (in whole or in. part and with or without conditions) by Lessor.

7.        MISCELLANEOUS

7.1 FURTHER ASSURANCES: Lessee agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by Lessor to establish, maintain and protect the rights and remedies of Lessor and to carry out and effect the intent and purpose of this Agreement.

7.2 COUNTERPARTS: This Agreement may be executed in any number of separate counterparts, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

7.3 GOVERNING LAW: The provisions of Clause 15.8 (Governing Law; Jurisdiction; WAIVER OF JURY TRIAL) of the CTA shall apply to this Agreement as if the same were set out in full herein.

7.4 VARIATION: The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of Lessor and Lessee.

7.5 INVALIDITY OF ANY PROVISION: If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

7.6 COSTS AND EXPENSES: Whether or not the conditions specified in Clause 6 are fulfilled, Lessee shall pay to Lessor on demand all fees, costs and expenses incurred or payable by Lessor in connection with the preparation, negotiation and completion of this Agreement and performance of the transactions contemplated hereby.

8.        CONTINUATION OF LEASE

          Save as expressly amended by this Agreement, the Lease shall continue in full and unvaried force and effect as the legal, valid and binding rights and obligations of each of Lessor and Lessee enforceable in accordance with their respective terms.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

Signed for and on behalf of
CASTLE HARBOUR LEASING INC.


By: /s/ Charles H. Meyer
    --------------------------------
Name:   Charles H. Meyer
    --------------------------------
Title:  Vice President
    --------------------------------


Signed for and on behalf of
ALOHA AIRLINES, INC.


By:
    --------------------------------
Name:
    --------------------------------
Title:
    --------------------------------


By:
    --------------------------------
Name:
    --------------------------------
Title:
    --------------------------------

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

Signed for and on behalf of
CASTLE HARBOUR LEASING INC.


By:
    --------------------------------
Name:
    --------------------------------
Title:
    --------------------------------


Signed for and on behalf of
ALOHA AIRLINES, INC.


By: /s/ Brenda F. Cutwright
    --------------------------------
Name:   Brenda F. Cutwright
    --------------------------------
Title:  Exec. Vice President & CFO
    --------------------------------


By: /s/ James M. King
    --------------------------------
Name:   JAMES M. KING
    --------------------------------
        SENIOR VICE PRESIDENT
Title:  PLANNING & BUSINESS DEVELOPMENT
    --------------------------------

                                   SCHEDULE 1

         Aircraft Lease Agreement dated as of May 12, 2000 between Aviation Financial Services Inc., as lessor, and Aloha Airlines, Inc., as lessee, which was recorded by the Federal Aviation Administration on May 1, 2001 and assigned Conveyance No. H101899, as assigned and supplemented by the following described instruments:

DOCUMENT                             FAA RECORDING DATE    FAA CONVEYANCE NO.
--------                             ------------------    ------------------
Aircraft Lease Novation and               05/01/01               H101899
Amendment Agreement among
Aviation Financial Services Inc.,
as existing lessor, Aloha Airlines,
Inc., as lessee, and Castle Harbour
Leasing Inc., as new lessor

Lease Supplement No. 1                    05/01/01               H101899







                                  Schedule 1-1

                                   SCHEDULE 2

                             CERTAIN FINANCIAL TERMS

1.        CONFIDENTIALITY

Lessor and Lessee understand that the commercial and financial information contained in this Schedule 2 to this Agreement are considered by Lessor and Lessee as proprietary and confidential. Lessor and Lessee each hereby agree, and any of their assignees, upon becoming such shall agree that it will treat this Schedule 2 as proprietary and confidential and will not without the prior written consent of the other, disclose or cause to be disclosed, the terms hereof to any person or entity, except to its employees, counsel, underwriters and auditors as necessary or appropriate for the leasing transaction which is the subject hereof, or except (a) as may be required by applicable law or pursuant to an order, or a valid and binding request, issued by any court or other Government Entity having jurisdiction over Lessor, Lessee or the assignee of either of them, as the case may be, or (b) as necessary to enable Lessor or its assignee to make transfers, assignments or other dispositions to potential transferees, assignees or participants of its interest in and to the Lease and this Agreement. In connection with any such disclosure or any filing of the information contained herein pursuant to any such applicable law, Lessor, Lessee or the assignee of either of them, as the case may be, shall request and use its best reasonable efforts to obtain confidential treatment of this Schedule 2 and the other party will cooperate in making and supporting any such request for confidential treatment.

2.        DEFINITIONS OF CERTAIN TERMS

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]

3.        TERMS OF RENT DEFERRAL

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]


                                  Schedule 2-1

4.        LETTER OF CREDIT

4.1 [This provision has been omitted as confidential information, and is separately filed with the Commission.]

4.2 [This provision has been omitted as confidential information, and is separately filed with the Commission.]


                                  Schedule 2-2

                                   SCHEDULE 3

                                  AMENDMENT TO

                      AIRCRAFT LEASE COMMON TERMS AGREEMENT













                                  Schedule 2-4

                                                               EXECUTION VERSION
                                                               -----------------


                                  AMENDMENT TO

                      AIRCRAFT LEASE COMMON TERMS AGREEMENT



                             Dated December 14, 2001


                                     between


                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    as Lessor


                                       and


                              ALOHA AIRLINES, INC.

                                    as Lessee

 THIS AMENDMENT TO AIRCRAFT LEASE COMMON TERMS AGREEMENT is made on December 14, 2001 (this "Agreement")

 BETWEEN:

 GENERAL ELECTRIC CAPITAL CORPORATION, a company incorporated under the laws of Delaware whose principal office is at 201 Long Ridge Road, Stamford, CT 06927, U.S.A. ("GE CAPITAL"); and

 ALOHA AIRLINES, INC., a company incorporated under the laws of Delaware whose principal place of business is at 371 Aokea Street, Honolulu, HI 96819, U.S.A. and its chief executive office at 500 Ala Moana Blvd., Two Waterfront Tower, Suite 500, Honolulu, HI 96813, U.S.A. ("ALOHA").

 WHEREAS:

 (A) GE Capital and Aloha have previously entered into that certain Aircraft Lease Common Terms Agreement dated as of May 12, 2000 (the "CTA");

 (B) GE Capital and Aloha desire to amend the CTA on the terms set forth in this Agreement.

 IT IS AGREED as follows:

 1.      INTERPRETATION

 1.1     DEFINITIONS: From and after the effective date of this Agreement
         (as notified to Lessee pursuant to the Notice), all references herein to the "Lease" mean the integrated agreement consisting of the various documents comprising the Lease as defined in Schedule 1 to the CTA as the same is amended by this Agreement and all references in the Lease to "the Lease," the "Aircraft Lease Agreement," "hereunder" or the like shall mean the Lease as amended by this Agreement. Capitalized terms-used herein but not defined shall have the respective meanings ascribed to such terms in the Lease.

 1.2 CONSTRUCTION: The provisions of Clause 1.2 (Construction) of the CTA shall apply to this Agreement as if the same were set out in full herein.

 2.      AMENDMENT TO CTA

 2.1 Schedule 7 to the CTA is hereby amended to read in its entirety as set forth on Schedule 7 attached to this Agreement.

 3.      MISCELLANEOUS

 3.1 FURTHER ASSURANCES: Aloha agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by GE Capital to establish, maintain and protect the rights and remedies of GE Capital and to carry out and effect the intent and purpose of this Agreement and of any Lease in which the CTA as amended by this Agreement may be incorporated.

3.2 COUNTERPARTS: This Agreement may be executed in any number of separate counterparts, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

3.3 GOVERNING LAW: The provisions of Clause 15.8 (Governing Law; Jurisdiction; WAIVER OF JURY TRIAL) of the CTA shall apply to this Agreement as if the same were set out in full herein.

 3.4 VARIATION: The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of GE Capital and Aloha.

3.5 INVALIDITY OF ANY PROVISION: If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

3.6 COSTS AND EXPENSES: Aloha shall pay to GE Capital on demand all fees, costs and expenses incurred or payable by GE Capital in connection with the preparation, negotiation and completion of this Agreement and performance of the transactions contemplated hereby.

 4.      CONTINUATION OF COMMON TERMS AGREEMENT

         Save as expressly amended by this Agreement, the CTA shall continue in full and unvaried force and effect as the legal, valid and binding rights and obligations of each of GE Capital and Aloha enforceable in accordance with their respective terms.

       IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

       Signed for and on behalf of
       GENERAL ELECTRIC CAPITAL CORPORATION

       By:      /s/ Norman Liu
          -------------------------------

       Name:     Norman Liu
            -----------------------------

       Title:    Vice President
             ----------------------------


       Signed for and on behalf of
       ALOHA AIRLINES, INC.


       By: ______________________________

       Name: ____________________________

       Title: ___________________________


       By: ______________________________

       Name: ____________________________

       Title: ___________________________

      IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.



       Signed for and on behalf of
       GENERAL ELECTRIC CAPITAL CORPORATION


       By: ______________________________

       Name: ____________________________

       Title: ___________________________



      Signed for and on behalf of
      ALOHA AIRLINES, INC.

      By:    /s/ Brenda F. Cutwright
         --------------------------------

      Name:   Brenda F. Cutwright
           ------------------------------

      Title:  Exec. Vice President & CFO
            -----------------------------


      By:    /s/ James M. King
          -------------------------------

      Name:   James M. King
            -----------------------------

                SENIOR VICE PRESIDENT
      Title:    PLANNING & BUSINESS DEVELOPMENT
            -----------------------------------

                                   SCHEDULE 7
                             INSURANCE REQUIREMENTS

 1.1     TYPES OF INSURANCE

 The Insurances required to be maintained are as follows:

         (a) HULL ALL RISKS of loss or damage while flying, taxiing and on the ground with respect to the Aircraft on an agreed value basis for not less than the Agreed Value and not more than 110% of the Agreed Value and with a deductible not exceeding the Deductible Amount;

         (b) HULL WAR RISKS AND ALLIED PERLIS in accordance with LSW555B or its equivalent form reasonably acceptable to Lessor (or an agreement of the United States Government to insure against or indemnify for substantially the same risks) in an amount not less than the Agreed Value;

         (c) ALL RISKS (including War and Allied Risk except when on the ground or in transit other than by air) property insurance on all Engines and Parts when not installed on the Aircraft for like kind and quality value and including engine test and running risks; and

         (d) COMPREHENSIVE AIRCRAFT THIRD PARTY, PROPERTY DAMAGE, PASSENGER, BAGGAGE, CARGO AND MAIL AND AIRLINE GENERAL THIRD PARTY (INCLUDING PRODUCTS) LEGAL LIABILITY for a combined single limit (bodily injury/property damage) of an amount not less than the Minimum Liability Coverage for the time being for any one occurrence (but in respect of products and personal injury liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy). War and Allied Risks are also to be covered under the policy in line with prudent market practice for comparable airlines, operating similar equipment in similar circumstances. In addition, without limitation of the requirements of the preceding sentence (and notwithstanding anything to the contrary contained in the preceding sentence), the Lessee shall in all events maintain war risk and allied perils liability insurance in accordance with London form AVN52C (as in effect on September 1, 2001) or its equivalent form reaonsably acceptable to Lessor (or an agreement of the United States Government to insure against or indemnify for substantially the same risks), from time to time, with respect to the Aircraft in an amount not less than the Minimum Liability Coverage.

 1.2     TERMS OF HULL AND SPARES INSURANCE

 All required hull and spares insurance, so far as it relates to the Aircraft, will:

         (a) LOSS PAYEE: name Lessor, as loss payee (without imposing on Lessor any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

         (b) PAYMENT OF LOSSES: Losses will be payable in Dollars to Lessor for all amounts up to the Agreed Value and to Lessee for any excess above the Agreed Value

                  (which excess shall not exceed 10% of the Agreed Value), except where the insurance payment does not exceed the Damage Notification Threshold, and no Default is in existence, in which case the loss will be settled with and paid to Lessee;

         (c) 50/50 PROVISION: if separate Hull "all risks" and "war risks" insurances are arranged, include a 50/50 provision in accordance with market practice (AVS. 103 is the current London market language); and

         (d) NO OPTION TO REPLACE: confirm that the insurers are not entitled to replace the Aircraft in the event of an insured Event of Loss and are not entitled to replace any Engine in the event of an Engine Event of Loss with respect to such Engine.

 1.3     TERMS OF LIABILITY INSURANCE

 All required liability insurances will:

         (a) ADDITIONAL INSUREDS: include each Indemnitee, as additional insureds for its respective rights and interests, warranted, each as to itself only, no operational interest (without imposing on any such Person any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

         (b) SEVERABILITY: include a severability of interests clause which provides that the insurance, except, for the limit of liability, will operate to give each insured the same protection as if there were a separate policy issued to each insured; and

         (c) PRIMARY POLICY: contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers will not be affected by any other insurance of which Lessor, any Indemnitee or Lessee has the benefit so as to reduce the amount payable to the additional insureds under such policies.

 1.4     TERMS OF ALL INSURANCES

 All Insurances will:

         (a) INDUSTRY PRACTICE: be in accordance with standard industry practice for airlines operating similar aircraft in similar circumstances;

         (b)      DOLLARS: provide cover denominated in Dollars;

         (c) WORLDWIDE: operate on a worldwide basis subject to such limitations and exclusions as are in line with industry practice obtained by prudent United States based international air carriers;

         (d) BREACH OF WARRANTY: provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission by Lessee, or any other Person other than the respective additional assureds seeking protection and shall insure the interests of each of the additional assureds regardless of any breach or violation by Lessee, or any other Person other than the respective additional assured seeking protection of any warranty, declaration or condition, contained in such Insurances;

         (e) SUBROGATION: provide that the insurers will hold harmless and waive any rights of recourse or subrogation against the additional insureds to the extent Lessee has waived its rights against the additional insureds in the Lease;

         (f) PREMIUMS: provide that the additional insureds will have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off, counter-claim or other deduction, by attachment or otherwise, in respect of any premium due against the respective interests of the additional insureds other than outstanding premiums relating to the Aircraft, any Engine or Part the subject of the relevant claim;

                  (g) Cancellation/Change: provide that the Insurances will continue unaltered for the benefit of the additional insureds for at least 30 days after written notice by registered mail or telex of any cancellation, change, event of non-payment of premium or installment thereof has been sent by insurer(s) to Lessor, or where an insurance broker is appointed to the insurance broker who shall promptly send on such notice to Lessor, except in the case of war risks for which 7 days (or such lesser period as is or may be customarily available in respect of war risks or allied perils) will be given, or in the case of war between the 5 great powers or nuclear peril for which termination is automatic; and

         (h)      [NOT APPLICABLE]

         (i)      [INTENTIONALLY OMITTED.]

         (j) INDEMNITIES: accept and insure the indemnity provisions of the Lease to the extent of the risks covered by the policies.

 1.5      DEDUCTIBLES

 Lessee shall be responsible for any and all deductibles under the Insurances.

 1.6     APPLICATION OF INSURANCE PROCEEDS

 The Insurances will be endorsed to provide for payment of proceeds as follows:

         (a) EVENT OF LOSS: all insurance payments up to the Agreed Value received as the result of an Event of Loss occurring during the Term will be paid to Lessor as loss payee and any amount in excess of the Agreed Value (which excess shall not exceed 10% of the Agreed Value) shall be paid to Lessee;

         (b) EXCEEDING DAMAGE NOTIFICATION THRESHOLD: all insurance proceeds of any damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting an Event of Loss and in excess of the Damage Notification Threshold will be paid to the appropriate repair facility, and applied in payment (or paid to Lessee and/or Lessor as reimbursement) for repairs or replacement property upon Lessor being satisfied that the repairs or replacement have been effected in accordance with the Lease.

         (c) BELOW DAMAGE NOTIFICATION THRESHOLD: insurance proceeds in amounts below the Damage Notification Threshold shall be paid by the insurer directly to Lessee;

          (d) LIABILITY PROCEEDS: all insurance proceeds in respect of third party liability will be paid by the insurers to the relevant third party in satisfaction of the relevant liability or to Owner, Lessor, Financing Partners' Representative or Lessee, as the case may be, in reimbursement of any payment so made;

          (E) DEFAULT: notwithstanding any of the foregoing paragraphs, if at the time of the payment of any such insurance proceeds a Default has occurred and is continuing, all such proceeds will be paid to Lessor, Owner or Financing Parties' Representative, as the case may be, or retained to be applied toward payment of any amounts which may be or become payable by Lessee in such order as Lessor or Owner, as the case may be, may elect until such time as no Default is continuing and then applied as described above; and to the extent that insurance proceeds are paid to Lessee, Lessee agrees to hold such proceeds in trust and comply with the foregoing provisions and apply or pay over such proceeds as so required.

 1.7      UNITED STATES GOVERNMENTAL INDEMNITY

 Notwithstanding any of the foregoing paragraphs, in the event of a Permitted Sub-Lease to, or a requisition of use by, the United States or any Governmental Entity whose obligations have the full faith and credit of the federal Government of the United States, Lessor agrees to accept in lieu of insurance required hereunder indemnification or insurance from the United States or such a Governmental Entity in a form reasonably acceptable to Lessor and Owner and against such risks and in such amounts and on such terms such that when added to the Insurance maintained by Lessee, Lessee is in full compliance with the requirements of Section 9 and this Schedule.

                                                May 12, 2000

Aloha Airlines, Inc.
371 Aokea Street
Honolulu, Hawaii 96819
Attn: Executive Vice President and Chief Financial Officer

          Re: Aircraft Lease Agreement dated as of May 12, 2000 between Aviation Financial Services, Inc., as Lessor, and Aloha Airlines, Inc., as Lessee, in respect of One Boeing 737-700 Aircraft Bearing MSN 28641, incorporating the terms of that certain Common Terms Agreement dated as of May 12, 2000 (the "CTA") between General Electric Capital Corporation and Aloha Airlines, Inc. (collectively, the "Lease")

Ladies and Gentlemen:

We refer to the Lease, as defined above, and capitalized terms used without definition herein have the meanings assigned to them in the Lease. This letter will serve as the acknowledgment of Aviation Financial Services, Inc., as lessor ("Lessor") under the Lease, that neither of the following situations shall constitute an "Event of Default" under the Lease pursuant to Section (h) of Schedule 9 to the CTA:

          1. Cessation or temporary suspension of Lessee's trans-Pacific route between Hawaii and California (or any other location within the continental United States); or

          2. Cessation or temporary suspension of any segment of Lessee's business which accounted for ten percent (10%) or less of the gross revenues of Lessee over the last three fiscal years immediately preceding the date of suspension or cessation (which calculation shall be made on a cumulative basis taking into account any and all segments of Lessee's business suspended or ceased within such three-year period).

For the avoidance of doubt, Lessor and Lessee expressly acknowledge and agree that nothing in this letter agreement shall be deemed to derogate from or modify any other provisions of the Lease. Without limiting the foregoing, Lessee expressly acknowledges and agrees that, in the event that Lessee's utilization of the Aircraft results in an operational ratio of less than one Flight Hour per Cycle for a period of twelve (12) consecutive months, an "Event of Default" shall arise pursuant to Part VIII of Schedule B to the Lease, regardless of whether or not such operation arises out of or as a result of any suspension of Lessee's trans-Pacific route.

Please indicate your acceptance of and agreement with the terms set forth in this letter by signing in the space provided below and return one fully-executed counterpart of this letter to Lessor.

                                           Very truly yours,

                                           AVIATION FINANCIAL SERVICES, INC.

                                           By:      /s/ Norm Liu
                                               ---------------------------------
                                           Name:        Norm Liu
                                                 -------------------------------
                                           Title:       Vice President
                                                  ------------------------------

ACKNOWLEDGED AND AGREED.

ALOHA AIRLINES, INC.

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Please indicate your acceptance of and agreement with the terms set forth in this letter by signing in the space provided below and return one fully-executed counterpart of this letter to Lessor.

                                           Very truly yours,

                                           AVIATION FINANCIAL SERVICES, INC.

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

ACKNOWLEDGED AND AGREED.

ALOHA AIRLINES, INC.

By: /s/ Brenda F. Cutwright
    ---------------------------------
Name:  Brenda F. Cutwright
      -------------------------------
Title: Executive Vice President & CFO
       ------------------------------

By: /s/ James M. King
    ---------------------------------
Name:  James M. King
      -------------------------------
Title: VP Planning & Development
       ------------------------------